W&R Target Funds, Inc.
                    Asset Strategy Portfolio
                    Balanced Portfolio
                    Bond Portfolio
                    Core Equity Portfolio
                    Growth Portfolio
                    High Income Portfolio
                    International Portfolio
                    Limited-Term Bond Porfolio
                    Money Market Portfolio
                    Science and Technology Portfolio
                    Small Cap Portfolio

            Annual
            Report
            -----------------
            December 31, 2000

MANAGERS' DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of W&R Target Asset Strategy Portfolio

This report relates to the operation of W&R Target Asset Strategy Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
The W&R Target Asset Strategy Portfolio performed extremely well for the fiscal year, significantly outperforming its benchmark indexes. The Portfolio's one-year return increased 22.53 percent, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 9.18 percent for the year, the Salomon Brothers Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 11.59 percent, and the Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit), which increased 6.53 percent. A variety of indexes is presented because the Portfolio invests in stocks, bonds and other instruments.

What helped the Portfolio outperform its benchmark indexes during the fiscal year?
We believe that a primary factor in the Portfolio's positive performance was an increase in equity exposure late in the prior year. This exposure to stocks went from less than 60 percent of total assets in October 1999 to more than 80 percent by January 2000. This change was made on the theory that equities would outperform other asset classes during an environment when the Federal Reserve was increasing the money supply. The Fed began rapidly expanding the money supply in late 1999 to preempt any economic problems associated with the so-called Y2K computer problem. In addition to increasing our exposure to equities, we began to concentrate on stock selections in technology, health care and energy. In March 2000, we reduced our technology exposure dramatically while retaining a large weighting in health care and energy. Our reasoning was based on the rapid appreciation in technology stocks and the resulting high valuation levels. In addition, we believed rising energy prices would help the oil industry, while health care stocks would benefit from greater earnings visibility in an environment where earnings predictability was rapidly disappearing.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
Overall, we believe that the market was negatively affected by the tightening on liquidity that the Federal Reserve began to impose after it was evident the Y2K problem had passed. Later in the year, we believe that an abundance of poor corporate profit reports, coupled with rising energy prices, served to negatively impact the market in general.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
The strategy that we believe worked well was to reduce exposure in the technology sector early in the year - specifically Internet and telecommunications stocks. The second step of that strategy was to remain in stocks, but focusing on companies whose prospects appeared to be improving -- notably, energy and pharmaceuticals. We also maintained a large cash balance, coupled with short-term Treasury securities as a defensive play.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We have recently reduced our exposure to equities. As of the end of the fiscal year, we held approximately 55 percent of total assets in stocks. We remain fairly heavily concentrated in the health care and energy sectors. We believe that the market may be in a "profit" recession, during which corporate profit growth is worse than economic growth. In this environment, we believe that companies with positive earnings growth should show strong relative performance. During 2000, we stayed short to intermediate-term in our fixed income investments, believing that risk was better rewarded in the equity markets. During the second half of the fiscal year, as we became more concerned with the U.S. economy, we began investing in intermediate U.S. Treasuries to better position ourselves for a decline in interest rates.

Given the objective of this Portfolio and the parameters under which it operates, we may reduce our exposure to equities dramatically from here. We believe the U.S. economy will likely continue to slow during the first half of 2001. Therefore, we intend to attempt to increase our fixed income holdings, primarily with intermediate-term U.S. Treasuries.


Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers
Asset Strategy Portfolio

Comparison of Change in Value of $10,000 Investment
                      W&R Target Asset Strategy Portfolio,
                               The S&P 500 Index,
             The Salomon Brothers Broad Investment Grade Index and
   The Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit

                                                         Salomon
                                            Salomon     Brothers
                                           Brothers   Short-Term
                    W&R Target                Broad        Index
                         Asset       S&P Investment  for 1 month
                      Strategy       500      Grade Certificates
                     Portfolio     Index      Index   of Deposit
                     --------- --------- ----------     --------
     05/01/95Purchase  $10,000   $10,000    $10,000      $10,000
     12/31/95           10,182    12,179     11,130       10,401
     12/31/96           10,795    14,975     11,533       10,976
     12/31/97           12,307    19,961     12,644       11,599
     12/31/98           13,531    25,689     13,746       12,257
     12/31/99           16,639    31,102     13,632       12,909
     12/31/00           20,388    28,245     15,212       13,753

 === W&R Target Asset Strategy Portfolio* -- $20,388
 +++ S&P 500 Index**  -- $28,245
 ... Salomon Brothers Broad Investment Grade Index**  --  $15,212
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit** -- $13,753

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1995.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                  22.53%
 5 Years Ended
  12-31-00                  14.90%
5+ Years Ended
  12-31-00++                13.38%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-1-95 (the initial offering date) through 12-31-00.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2000
                                                Troy
                                              Ounces        Value
BULLION - 0.65%
 Gold  ...................................     1,410    $   385,833
 (Cost: $395,490)
                                              Shares
COMMON STOCKS
Apparel and Accessory Stores - 0.55%
 Abercrombie & Fitch Co., Class A*  ......    16,300        326,000
                                                        -----------

Building Materials and Garden Supplies - 0.50%
 Lowe's Companies, Inc.  .................     6,700        298,150
                                                        -----------

Business Services - 1.74%
 CheckFree Holdings Corporation*  ........     8,800        374,275
 Digitas Inc.*  ..........................    19,400        100,031
 VeriSign, Inc.*  ........................     7,500        555,938
                                                        -----------
                                                          1,030,244
                                                        -----------

Cable and Other Pay TV Services - 1.03%
 Cox Communications, Inc., Class A*  .....    13,100        609,969
                                                        -----------

Chemicals and Allied Products - 15.21%
 American Home Products Corporation (A)  .    10,600        673,630
 Biogen, Inc.*  ..........................     6,650        399,623
 Bristol-Myers Squibb Company  ...........    13,700      1,012,944
 Forest Laboratories, Inc.*  .............    10,600      1,408,475
 Johnson & Johnson  ......................     4,300        451,769
 King Pharmaceuticals, Inc.*  ............    20,200      1,044,088
 NOVA Chemicals Corporation (B)  .........    22,000        412,216
 PPG Industries, Inc.  ...................    12,900        597,431
 Pfizer Inc.  ............................    15,250        701,500
 Pharmacia Corporation  ..................     6,900        420,900
 Pharmacyclics, Inc.*  ...................    11,100        377,747
 QLT Inc.*  ..............................    19,200        538,800
 Schering-Plough Corporation  ............     9,300        527,775
 Smith International, Inc.*  .............     5,700        425,006
                                                        -----------
                                                          8,991,904
                                                        -----------

Coal Mining - 2.15%
 CONSOL Energy Inc.  .....................    45,500      1,271,156
                                                        -----------

Communication - 1.83%
 BellSouth Corporation  ..................    12,100        495,344
 Nextel Communications, Inc.*  ...........    11,300        279,322
 Sprint Corporation - PCS Group*  ........    14,900        304,518
                                                        -----------
                                                          1,079,184
                                                        -----------
                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Electric, Gas and Sanitary Services - 0.95%
 El Paso Energy Corporation  .............     7,800    $   558,675
                                                        -----------

Electronic and Other Electric Equipment - 3.71%
 Broadcom Corporation, Class A*  .........     3,200        268,900
 JDS Uniphase Corporation*  ..............    10,100        420,413
 McData Corporation*  ....................    11,900        651,897
 Micron Technology, Inc.*  ...............     8,400        298,200
 PMC - Sierra Inc.*  .....................     3,700        290,912
 Rambus Inc.*  ...........................     7,200        263,025
                                                        -----------
                                                          2,193,347
                                                        -----------

Engineering and Management Services - 0.27%
 Charles River Laboratories Holdings, Inc.*    5,800        158,775
                                                        -----------

Food Stores - 1.34%
 Kroger Co. (The)*  ......................    29,200        790,225
                                                        -----------

General Merchandise Stores - 1.34%
 BJ's Wholesale Club, Inc.*  .............    13,000        498,875
 Target Corporation  .....................     9,100        293,475
                                                        -----------
                                                            792,350
                                                        -----------

Health Services - 5.91%
 Apria Healthcare Group Inc.*  ...........    27,100        806,225
 HCA - The Healthcare Company (A)  .......    15,800        695,358
 Health Management Associates, Inc.,
   Class A* ..............................    44,900        931,675
 Tenet Healthcare Corporation*  ..........    23,800      1,057,612
                                                        -----------
                                                          3,490,870
                                                        -----------

Holding and Other Investment Offices - 0.34%
 "Shell" Transport and Trading Company,
   p.l.c. (The), ADR .....................     4,100        202,438
                                                        -----------

Industrial Machinery and Equipment - 3.14%
 Caterpillar Inc.  .......................     6,500        307,531
 Cooper Cameron Corporation*  ............     6,200        409,588
 Deere & Company  ........................     6,300        288,619
 Illinois Tool Works, Inc.  ..............     4,700        279,944
 Sun Microsystems, Inc.*  ................    20,400        568,012
                                                        -----------
                                                          1,853,694
                                                        -----------

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2000

                                              Shares        Value
COMMON STOCKS (Continued)
Instruments and Related Products - 1.70%
 Applera Corporation-Applied
   Biosystems Group ......................     3,600    $   338,625
 Beckman Coulter, Inc. (A)  ..............    12,500        524,219
 PINNACLE SYSTEMS, INC.*  ................    19,200        144,000
                                                        -----------
                                                          1,006,844
                                                        -----------

Insurance Agents, Brokers and Service - 0.74%
 Hartford Financial Services Group Inc. (The)  6,200        437,875
                                                        -----------

Insurance Carriers - 1.61%
 American International Group, Inc.  .....     4,762        469,355
 Lincoln National Corporation  ...........    10,200        482,587
                                                        -----------
                                                            951,942
                                                        -----------

Oil and Gas Extraction - 4.83%
 Anadarko Petroleum Corporation  .........     8,300        589,964
 Burlington Resources Incorporated  ......    12,800        646,400
 Global Industries, Ltd.*  ...............    32,000        437,000
 Schlumberger Limited  ...................     5,100        407,681
 Transocean Sedco Forex Inc.  ............     9,103        418,738
 USX Corporation - Marathon Group  .......    12,800        355,200
                                                        -----------
                                                          2,854,983
                                                        -----------

Petroleum and Coal Products - 1.93%
 Exxon Mobil Corporation  ................     4,400        382,525
 Lyondell Chemical Company  ..............    19,700        301,656
 Texaco Inc.  ............................     7,300        453,513
                                                        -----------
                                                          1,137,694
                                                        -----------

Primary Metal Industries - 0.95%
 Alcoa Incorporated  .....................    16,700        559,450
                                                        -----------

Security and Commodity Brokers - 1.01%
 Goldman Sachs Group, Inc. (The)  ........     5,600        598,850
                                                        -----------

Transportation Equipment - 2.12%
 Boeing Company (The)  ...................    10,100        666,600
 Lockheed Martin Corporation  ............     8,400        285,180
 Northrop Grumman Corporation  ...........     3,600        298,800
                                                        -----------
                                                          1,250,580
                                                        -----------
                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2000


                                              Shares        Value
COMMON STOCKS (Continued)
Wholesale Trade -- Durable Goods - 0.17%
 Packard BioScience Company*  ............     8,800    $   100,925
                                                        -----------

Wholesale Trade -- Nondurable Goods - 1.59%
 Allscripts, Inc.*  ......................    40,800        381,863
 Philip Morris Companies Inc.  ...........    12,700        558,800
                                                        -----------
                                                            940,663
                                                        -----------

TOTAL COMMON STOCKS - 56.66%                            $33,486,787
 (Cost: $28,599,663)
                                           Principal
                                           Amount in
                                           Thousands
CORPORATE DEBT SECURITIES
Communication - 0.34%
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .........................      $200        202,590
                                                        -----------

Depository Institutions - 0.68%
 Banco Latinoamericano de
   Exportaciones, S.A.:
   6.5%, 4-2-01 (C) ......................       200        199,884
   6.59%, 10-6-02 (C) ....................       200        200,882
                                                        -----------
                                                            400,766
                                                        -----------

Electric, Gas and Sanitary Services - 1.46%
 El Paso Natural Gas Company,
   7.75%, 1-15-02 ........................      $200        202,482
 PP&L Capital Funding, Inc.,
   7.7%, 11-15-07 ........................       250        253,438
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .........................       200        202,506
 WMX Technologies, Inc.,
   7.7%, 10-1-02 .........................       200        200,928
                                                        -----------
                                                            859,354
                                                        -----------

Fabricated Metal Products - 0.20%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ........................       200        120,000
                                                        -----------

Food and Kindred Products - 0.34%
 Diageo Capital plc,
   6.0%, 3-27-03 .........................       200        199,000
                                                        -----------
                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Food Stores - 0.34%
 Safeway Inc.,
   7.0%, 9-15-02 .........................       200    $   201,920
                                                        -----------

Furniture and Home Furnishings Stores - 0.35%
 Grupo Elektra, S.A. de C.V.,
   12.75%, 5-15-01 .......................       200        204,000
                                                        -----------

General Merchandise Stores - 0.34%
 Wal-Mart Stores, Inc.,
   6.875%, 8-1-02 ........................       200        202,648
                                                        -----------

Instruments and Related Products - 0.33%
 Tyco International Group S.A.,
   6.25%, 6-15-03 ........................       200        197,166
                                                        -----------

Nondepository Institutions - 0.43%
 Nacional Financiera, S.N.C.,
   9.75%, 3-12-02 ........................       250        256,250
                                                        -----------

Oil and Gas Extraction - 0.35%
 Apache Corporation,
   9.25%, 6-1-02 .........................       200        208,262
                                                        -----------

Paper and Allied Products - 0.35%
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ........................       200        204,314
                                                        -----------

Petroleum and Coal Products - 0.34%
 USX Corporation,
   9.8%, 7-1-01 ..........................       200        202,560
                                                        -----------

Primary Metal Industries - 0.34%
 CSN Islands Corp.,
   9.625%, 8-2-02 (C) ....................    $  200        202,000
                                                        -----------


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Railroad Transportation - 0.68%
 Norfolk Southern Corporation,
   6.95%, 5-1-02 .........................       200    $   201,528
 Union Pacific Corporation,
   5.78%, 10-15-01 .......................       200        198,450
                                                        -----------
                                                            399,978
                                                        -----------

Transportation Equipment - 1.17%
 Lockheed Martin Corporation,
   6.85%, 5-15-01 ........................       200        200,350
 TRW Inc.:
   6.45%, 6-15-01 ........................       200        198,612
   6.5%, 6-1-02 ..........................       300        291,792
                                                        -----------
                                                            690,754
                                                        -----------

TOTAL CORPORATE DEBT SECURITIES - 8.04%                 $ 4,751,562
 (Cost: $4,796,255)

OTHER GOVERNMENT SECURITIES
Argentina - 0.66%
 Republic of Argentina (The):
   9.25%, 2-23-01 ........................       200       199,700
   0.0%, 10-15-01 ........................       200       188,500
                                                        -----------
                                                            388,200
                                                        -----------

Mexico - 0.42%
 United Mexican States,
   8.625%, 3-12-08 .......................       250       250,000
                                                        -----------

TOTAL OTHER GOVERNMENT SECURITIES - 1.08%              $    638,200
 (Cost: $630,061)

UNITED STATES GOVERNMENT SECURITIES - 7.55%
 United States Treasury:
   5.625%, 12-31-02 ......................     3,850      3,881,262
   6.5%, 8-15-05 .........................       250        264,335
   6.125%, 8-15-07 .......................       300        315,891
                                                        -----------
                                                       $  4,461,488
                                                        -----------
 (Cost: $4,403,836)


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands         Value
SHORT-TERM SECURITIES
Commercial Paper
 Depository Institutions - 3.37%
 Citicorp,
   6.58%, 1-16-01 ........................    $2,000    $ 1,994,517
                                                        -----------

 Electric, Gas and Sanitary Services - 3.37%
 Allegheny Energy Inc.,
   6.62%, 1-17-01 ........................     2,000      1,994,115
                                                        -----------

 Fabricated Metal Products - 0.07%
 Danaher Corporation,
   6.6463%, Master Note ..................        40         40,000
                                                        -----------

 Food and Kindred Products - 4.06%
 Nestle Capital Corp.,
   6.5%, 1-8-01 ..........................     2,400      2,396,967
                                                        -----------

 Nondepository Institutions - 7.10%
 General Motors Acceptance Corporation,
   6.54%, 1-4-01 .........................     2,200      2,198,801
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................     1,996      1,996,000
                                                        -----------
                                                          4,194,801
                                                        -----------

 Petroleum and Coal Products - 3.38%
 BP Amoco Capital Plc,
   6.55%, 1-9-01 .........................     2,000      1,997,089
                                                        -----------

 Primary Metal Industries - 1.63%
 Alcoa Incorporated,
   6.5%, 1-2-01 ..........................       966        965,825
                                                        -----------

Total Commercial Paper - 22.98%                          13,583,314

Municipal Obligation - 2.03%
 Louisiana
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   6.65%, 1-11-01 ........................     1,200      1,200,000
                                                        -----------

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
December 31, 2000

                                                             Value

TOTAL SHORT-TERM SECURITIES - 25.01%                    $14,783,314
 (Cost: $14,783,314)

TOTAL INVESTMENTS - 98.99%                              $58,507,184
 (Cost: $53,608,619)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.01%           594,640

NET ASSETS - 100.00%                                    $59,101,824


Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A) As of December 31, 2000, the following written call options were outstanding (See Note 5 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/Premium    Market
     Security            to Call  Exercise Price  Received     Price
---------------------------       ----------------------------------- ------
American Home Products
  Corporation             106       February/65    $20,881   $31,800
Beckman Coulter, Inc.     125       February/45     12,125    17,578
HCA - The Healthcare Company        158        February/45    26,385  41,080
                                                   -------   -------
                                                   $59,391   $90,458
                                                   -------   -------

(B)  Listed on an exchange outside of the United States.
(C) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $602,766 or 1.02% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
ASSET STRATEGY PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investments--at value (Notes 1 and 3):
   Bullion (cost - $396).        $   386
   Securities (cost - $53,213)    58,121
                                 -------
                                  58,507
 Cash   .................            110
 Receivables:
   Fund shares sold .....            577
   Investment securities
    sold.................            513
   Dividends and interest            154
                                 -------
    Total assets  .......         59,861
LIABILITIES                      -------
 Payable for investment
   securities purchased .            600
 Oustanding call options at
   market (Note 5) ......             90
 Payable to Fund
   shareholders .........             48
 Accrued service
   fee (Note 2) .........             12
 Accrued accounting
   services fee (Note 2).              3
 Accrued management
   fee (Note 2) .........              3
 Other  .................              3
                                 -------
    Total liabilities  ..            759
                                 -------
      Total net assets ..        $59,102
NET ASSETS                       =======
 $0.001 par value capital stock:
   Capital stock ........        $     8
   Additional paid-in
    capital  ............         54,227
 Accumulated undistributed income (loss):
   Net unrealized appreciation in
    value of investments           4,898
   Net unrealized depreciation
    in value of call
    options written .....           (31)
                                 -------
    Net assets applicable to
      outstanding units
      of capital ........        $59,102
                                 =======
Net asset value, redemption
 and offering price per share    $7.0540
                                 =======
Capital shares outstanding         8,378
Capital shares authorized         20,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
ASSET STRATEGY PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)
INVESTMENT INCOME
 Income (Note 1B):
   Interest and
    amortization  .......         $  802
   Dividends (net of foreign
    withholding taxes
    of $2)  .............            234
                                  ------
    Total income  .......          1,036
                                  ------
 Expenses (Note 2):
   Investment management
    fee  ................            247
   Service fee ..........             82
   Accounting services
    fee  ................             20
   Custodian fees .......             16
   Audit fees ...........              6
   Legal fees............              1
   Other ................              2
                                  ------
    Total  ..............            374
    Less expenses in
      excess of voluntary
      waiver of management
      fee (Note 2).......            (31)
                                  ------
      Total expenses.....            343
                                  ------
       Net investment
       income ...........            693
                                  ------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain
   on securities ........          4,519
 Realized net loss on foreign
   currency transactions              (2)
 Realized net loss on put
   options...............           (885)
 Realized net gain on call
   options written ......            409
                                  ------
   Realized net gain on
    investments  ........          4,041
                                  ------
 Unrealized appreciation in
   value of securities
   during the period ....          1,789
 Unrealized depreciation in
   value of written call
   options during the period         (31)
                                  ------
   Unrealized appreciation in
    value of investments
    during the period  ..          1,758
                                  ------
    Net gain on
      investments .......          5,799
                                  ------
      Net increase in net assets
       resulting from
       operations  ......         $6,492
                                  ======
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
ASSET STRATEGY PORTFOLIO
 (In Thousands)
                                        For the fiscal year ended
                                              December 31,
                                         ------------------------
                                              2000       1999
                                        ------------ ------------
INCREASE IN NET ASSETS
Operations:
 Net investment
   income...............................     $   693      $   370
 Realized net gain
   on investments ......................       4,041          807
 Unrealized appreciation   .............       1,758        2,695
                                             -------      -------
   Net increase in net assets
    resulting from operations ..........       6,492        3,872
                                             -------      -------
Dividends to shareholders (Note 1E):*
 From net investment
   income...............................        (691)        (370)
 From realized gains on
   security transactions................      (4,043)        (807)
                                             -------      -------
      ..................................      (4,734)      (1,177)
                                             -------      -------
Capital share
 transactions**  .......................      35,757        4,802
                                             -------      -------
   Total increase ......................      37,515        7,497
NET ASSETS
Beginning of period ....................      21,587       14,090
                                             -------      -------
End of period ..........................     $59,102      $21,587
                                             =======      =======
 Undistributed net investment
   income ..............................        $---         $---
                                                ====         ====
                    *See "Financial Highlights" on page 16.
**Shares issued from sale
 of shares  ............................       5,356          979
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution  ...........         671          188
Shares redeemed ........................      (1,096)        (336)
                                               -----          ---
Increase in outstanding
 capital shares ........................       4,931          831
                                               =====          ===
Value issued from sale
 of shares  ............................     $38,898       $5,534
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution  ...........       4,734        1,177
Value redeemed .........................      (7,875)      (1,909)
                                             -------       ------
Increase in outstanding
 capital  ..............................     $35,757       $4,802
                                             =======       ======
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ASSET STRATEGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:


                                 For the fiscal year ended December 31,
                              ------------------------------------------
                                 2000     1999     1998    1997     1996
                              -------  -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $6.2625 $5.3868  $5.1969 $5.1343  $5.0137
                               ------- -------  ------- -------  -------
Income from investment operations:
 Net investment
   income ..........            0.0908  0.1138   0.1391  0.1915   0.1814
 Net realized and
   unrealized gain
   on investments ..            1.3211  1.1232   0.3779  0.5277   0.1206
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            1.4119  1.2370   0.5170  0.7192   0.3020
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.0906)(0.1136) (0.1391)(0.1919) (0.1814)
 From capital gains            (0.5298)(0.2477) (0.1880)(0.4647) (0.0000)
                               ------- -------  ------- -------  -------
Total distributions            (0.6204)(0.3613) (0.3271)(0.6566) (0.1814)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $7.0540 $6.2625  $5.3868 $5.1969  $5.1343
                               ======= =======  ======= =======  =======
Total return........           22.53%  22.96%    9.95%  14.01%    6.05%
Net assets, end of
 period (in
 millions)  ........             $59     $22      $14     $10       $8
Ratio of expenses
 to average net
 assets ............            0.97%   0.73%    1.07%   0.93%    0.93%
Ratio of net investment
 income to average
 net assets  .......            1.97%   2.18%    2.97%   3.55%    3.92%
Portfolio turnover
 rate  .............          155.27% 179.63%  189.02% 222.50%   49.92%

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with Cynthia P. Prince-Fox, portfolio manager of W&R Target Balanced Portfolio

This report relates to the operation of W&R Target Balanced Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
The W&R Target Balanced Portfolio performed well for the fiscal year, outperforming its stock market benchmark index, but underperforming its bond benchmark index. The Portfolio's one-year return increased 7.14 percent, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 9.18 percent for the year, and the Salomon Brothers Treasury/Government Sponsored/Corporate Index (generally reflecting the performance of funds in the bond market), which increased 11.75 percent for the year. Multiple indexes are presented because the Portfolio invests in both stocks and bonds.

What factors affected the Portfolio's performance during the fiscal year?
We believe several factors contributed to the Portfolio's performance, including stock selection, bond selection and cash position. The stock portion was positioned defensively with several key positions in financials, pharmaceuticals and utilities, which tended to perform well later in the year. The fixed income side had a slightly longer duration than the benchmark and was primarily invested in high quality government treasuries. We also maintained about 20 percent cash in the Portfolio.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
Because the Portfolio was positioned defensively on all fronts, we believe that the performance was certainly aided by the economic slowdown that the U.S. faced during the fourth quarter of 2000. We feel that the most important factor affecting overall return was the fixed income markets, which generally perform well during difficult economic times.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Our strategy of maintaining a relatively defensive equity portfolio during the year was based on the belief that equity valuations had reached extreme levels and were unsustainable given the potential for a slower economic environment.
We took the opportunity to reduce our technology weighting during the year, and increased our weighting in energy and health care. Concurrently, we reduced our exposure to corporate bonds, as we felt that there might be further risk if the economy had a harder landing than was being reflected in the financial markets.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Energy and pharmaceuticals were the industries where we placed the greatest emphasis in 2000. We still feel that these are strong areas of focus as we move through an uncertain economic environment. We anticipate, however, possibly emphasizing more cyclical areas as we gain a better sense that the economy is closer to a bottom.


Respectfully,


Cynthia P. Prince-Fox
Manager
Balanced Portfolio

Comparison of Change in Value of $10,000 Investment
                         W&R Target Balanced Portfolio,
                             The S&P 500 Index and
       The Salomon Brothers Treasury/Government Sponsored/Corporate Index

                                                   Salomon
                                                  Brothers
                                                 Treasury/
                                                Government
                         W&R Target       S&P   Sponsored/
                           Balanced       500    Corporate
                          Portfolio     Index        Index
                         ----------  --------  -----------
     05/03/94  Purchase     $10,000   $10,000      $10,000
     12/31/94                 9,963    10,398       10,046
     12/31/95                12,374    14,306       11,978
     12/31/96                13,758    17,591       12,327
     12/31/97                16,301    23,447       13,535
     12/31/98                17,714    30,176       14,814
     12/31/99                19,510    36,533       14,514
     12/31/00                20,903    33,178       16,219

===== W&R Target Balanced Portfolio* -- $20,903
----- S&P 500 Index** -- $33,178
 ..... Salomon Brothers Treasury/Government Sponsored/Corporate Index** --
$16,219

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                   7.14%
 5 Years Ended
  12-31-00                  11.06%
6+ Years Ended
  12-31-00++                11.69%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-00.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
December 31, 2000
COMMON STOCKS                                 Shares        Value
Building Materials and Garden Supplies - 0.45%
 Home Depot, Inc. (The)  .................    15,538 $    709,892
                                                      -----------

Business Services - 3.40%
 America Online, Inc.*  ..................    25,000      870,000
 Brocade Communications Systems, Inc.*  ..     4,000      367,125
 Clear Channel Communications, Inc.*  ....    17,700      857,344
 Intuit Inc.*  ...........................    13,700      539,866
 Microsoft Corporation*  .................    20,900      907,190
 Oracle Corporation*  ....................    36,000    1,046,250
 Vivendi Universal S.A., ADR  ............    12,000      783,750
                                                      -----------
                                                        5,371,525
                                                      -----------

Cable and Other Pay TV Services - 0.50%
 Cox Communications, Inc., Class A*  .....    17,000      791,563
                                                      -----------

Chemicals and Allied Products - 7.86%
 Air Products and Chemicals, Inc.  .......    15,700      643,700
 American Home Products Corporation  .....    22,000    1,398,100
 Bristol-Myers Squibb Company  ...........    25,000    1,848,438
 Colgate-Palmolive Company  ..............    15,000      968,250
 Dow Chemical Company (The)  .............    30,000    1,098,750
 Forest Laboratories, Inc.*  .............    10,700    1,421,762
 King Pharmaceuticals, Inc.*  ............    20,000    1,033,750
 Merck & Co., Inc.  ......................    12,000    1,123,500
 Pfizer Inc.  ............................    38,850    1,787,100
 Pharmacia Corporation  ..................    17,880    1,090,680
                                                      -----------
                                                       12,414,030
                                                      -----------

Communication - 2.52%
 General Motors Corporation, Class H*  ...     9,504      218,592
 Nextel Communications, Inc.*  ...........    10,900      269,434
 SBC Communications Inc.  ................    24,700    1,179,425
 Sinclair Broadcast Group, Inc.*  ........    60,000      600,939
 Sprint Corporation - FON Group  .........    43,600      885,625
 Vodafone Group Plc,  ADR  ...............    10,000      358,125
 Williams Communications Group, Inc.*  ...    40,000      470,000
                                                      -----------
                                                        3,982,140
                                                      -----------

Depository Institutions - 0.72%
 Chase Manhattan Corporation (The)*  .....    25,000    1,135,937
                                                      -----------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Electric, Gas and Sanitary Services - 1.26%
 Exelon Corporation  .....................    21,000    1,474,410
 Reliant Energy  .........................    12,000      519,750
                                                      -----------
                                                        1,994,160
                                                      -----------

Electronic and Other Electric Equipment - 2.61%
 Analog Devices, Inc.*  ..................    10,600      542,588
 General Electric Company  ...............    18,600      891,637
 Intel Corporation  ......................    10,400      312,650
 Maxim Integrated Products, Inc.*  .......    15,600      745,387
 Micron Technology, Inc.*  ...............    20,000      710,000
 Nortel Networks Corporation  ............    28,700      920,194
                                                      -----------
                                                        4,122,456
                                                      -----------

Food and Kindred Products - 2.17%
 Anheuser-Busch Companies, Inc.  .........    24,000 $  1,092,000
 ConAgra Foods, Inc.  ....................    45,000    1,170,000
 PepsiCo, Inc.  ..........................    23,500    1,164,719
                                                      -----------
                                                        3,426,719
                                                      -----------

Food Stores - 0.77%
 Kroger Co. (The)*  ......................    45,000    1,217,812
                                                      -----------

Furniture and Home Furnishings Stores - 0.59%
 Lear Corporation*  ......................    37,600      932,950
                                                      -----------

General Merchandise Stores - 1.78%
 BJ's Wholesale Club, Inc.*  .............    20,000      767,500
 Target Corporation  .....................    37,200    1,199,700
 Wal-Mart Stores, Inc.  ..................    16,000      850,000
                                                      -----------
                                                        2,817,200
                                                      -----------

Holding and Other Investment Offices - 0.34%
 Boston Properties, Inc.  ................    12,500      543,750
                                                      -----------

Industrial Machinery and Equipment - 3.01%
 Apple Computer, Inc.*  ..................    10,400      154,375
 Caterpillar Inc.  .......................    30,000    1,419,375
 Cooper Cameron Corporation*  ............    15,000      990,937
 EMC Corporation*  .......................    16,600    1,103,900
 Hewlett-Packard Company  ................    16,800      530,250
 Sun Microsystems, Inc.*  ................    20,000      556,875
                                                      -----------
                                                        4,755,712
                                                      -----------
                See Notes to Schedule of Investments on page 26.


THE INVESTMENTS OF THE BALANCED PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 0.50%
 Emerson Electric Co.  ...................    10,000      788,125
                                                      -----------

Insurance Agents, Brokers and Service - 0.81%
 Hartford Financial Services Group Inc. (The) 18,200    1,285,375
                                                      -----------

Insurance Carriers - 1.62%
 Berkshire Hathaway Inc., Class B*  ......       500    1,177,000
 Lincoln National Corporation  ...........    15,000      709,688
 MGIC Investment Corporation  ............     9,900      667,631
                                                      -----------
                                                        2,554,319
                                                      -----------

Motion Pictures - 0.81%
 News Corporation Limited (The), ADR  ....    20,000      645,000
 Time Warner Incorporated  ...............    12,000      626,880
                                                      -----------
                                                        1,271,880
                                                      -----------

Nondepository Institutions - 2.83%
 Fannie Mae  .............................    25,700    2,229,475
 Freddie Mac  ............................    21,100    1,453,263
 USA Education, Inc.  ....................    11,500      782,000
                                                      -----------
                                                        4,464,738
                                                      -----------

Oil and Gas Extraction - 2.12%
 Anadarko Petroleum Corporation  .........    12,000 $    852,960
 Burlington Resources Incorporated  ......    32,600    1,646,300
 Schlumberger Limited  ...................     9,000      719,438
 Transocean Sedco Forex Inc.  ............     2,942      135,332
                                                      -----------
                                                        3,354,030
                                                      -----------

Paper and Allied Products - 0.52%
 International Paper Company  ............    20,138      821,882
                                                      -----------

Petroleum and Coal Products - 1.36%
 BP Amoco p.l.c., ADR*  ..................    10,160      486,410
 Exxon Mobil Corporation  ................    13,873    1,206,084
 Royal Dutch Petroleum Company, NY Shares      7,500      454,219
                                                      -----------
                                                        2,146,713
                                                      -----------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Primary Metal Industries - 0.65%
 Alcan Aluminium Limited  ................    30,000    1,025,625
                                                      -----------

Stone, Clay and Glass Products - 0.25%
 Corning Incorporated  ...................     7,600      401,375
                                                      -----------

Transportation by Air - 0.37%
 UAL Corporation  ........................    15,000      584,063
                                                      -----------

Transportation Equipment - 1.34%
 Boeing Company (The)  ...................    25,000    1,650,000
 General Motors Corporation  .............     9,025      459,711
                                                      -----------
                                                        2,109,711
                                                      -----------

Water Transportation - 0.25%
 Carnival Corporation  ...................    12,800      394,400
                                                      -----------

Wholesale Trade -- Durable Goods - 0.93%
 Visteon Corporation  ....................   128,000    1,472,000
                                                      -----------

Wholesale Trade -- Nondurable Goods - 1.36%
 Enron Corp.  ............................    10,000      831,250
 Philip Morris Companies Inc.  ...........    30,000    1,320,000
                                                      -----------
                                                        2,151,250
                                                      -----------

TOTAL COMMON STOCKS - 43.70%                         $ 69,041,332
 (Cost: $57,477,237)

PREFERRED STOCK - 0.55%
Cable and Other Pay TV Services
 Cox Communications, Inc., 7.0%, Convertible  14,000 $    868,000
                                                      -----------
 (Cost: $700,000)


                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Apparel and Accessory Stores - 1.52%
 Gap, Inc. (The),
   6.9%, 9-15-07 .........................    $2,500 $  2,401,250
                                                      -----------

Business Services - 0.38%
 Clear Channel Communications, Inc., Convertible,
   2.625%, 4-1-03 ........................       600      600,060
                                                      -----------

Chemicals and Allied Products - 0.17%
 American Home Products Corporation,
   7.9%, 2-15-05 .........................       250      264,013
                                                      -----------

Communication - 0.09%
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................       150      148,191
                                                      -----------

Food and Kindred Products - 0.32%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................       500      508,010
                                                      -----------

Industrial Machinery and Equipment - 0.16%
 Tyco International Group S.A.,
   6.375%, 6-15-05 .......................       250      249,145
                                                      -----------

Transportation by Air - 0.24%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................       360      378,169
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 2.88%              $  4,548,838
 (Cost: $4,766,950)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation,
   7.0%, 2-15-03 .........................     5,000    5,136,700
 Federal National Mortgage Association:
   6.51%, 5-6-08 .........................       750      744,142
   6.19%, 7-7-08 .........................       500      488,280
   7.25%, 1-15-10 ........................     1,000    1,085,940
   7.0%, 9-1-25 ..........................     1,854    1,856,919
 Government National Mortgage Association,
   6.5%, 8-15-28 .........................     1,329    1,313,871

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITIES (Continued)
 United States Treasury:
   5.25%, 1-31-01 ........................     2,000    1,998,440
   6.5%, 3-31-02 .........................     5,000    5,062,500
   6.375%, 8-15-02 .......................     1,100    1,118,392
   7.5%, 2-15-05 .........................     2,250    2,446,515
   6.5%, 8-15-05 .........................     4,000    4,229,360
   7.25%, 8-15-22 ........................     4,000    4,822,480
   6.25%, 8-15-23 ........................     5,250    5,678,190
   6.75%, 8-15-26 ........................     3,000    3,471,570

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 24.98%                                 $ 39,453,299
 (Cost: $38,588,076)

SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 2.53%
 Hertz Corporation (The),
   6.59%, 1-8-01 .........................    $4,000    3,994,874
                                                      -----------

 Chemicals and Allied Products - 3.06%
 Schering Corp.,
   6.47%, 1-10-01 ........................     4,840    4,832,171
                                                      -----------

 Communication - 1.91%
 SBC Communications Inc.,
   6.52%, 1-12-01 ........................     3,035    3,028,954
                                                      -----------

 Depository Institutions - 5.69%
 Citicorp,
   6.58%, 1-16-01 ........................     4,000    3,989,033
 National Australia Funding (DE) Inc.,
   6.57%, 1-4-01 .........................     5,000    4,997,263
                                                      -----------
                                                        8,986,296
                                                      -----------

 Electronic and Other Electric Equipment - 6.95%
 Motorola, Inc.,
   6.47%, 1-26-01 ........................     5,000    4,977,535
 Sony Capital Corp.,
   6.62%, 1-2-01 .........................     6,000    5,998,896
                                                      -----------
                                                       10,976,431
                                                      -----------

 Fabricated Metal Products - 0.09%
 Danaher Corporation,
   6.6463%, Master Note ..................       140      140,000
                                                      -----------
                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Food and Kindred Products - 2.10%
 General Mills, Inc.,
   6.7963%, Master Note ..................     3,316    3,316,000
                                                      -----------

 Nondepository Institutions - 3.75%
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................     5,924    5,924,000
                                                      -----------

 Paper and Allied Products - 0.16%
 Kimberly-Clark Corp.,
   6.48%, 1-18-01 ........................       250      249,235
                                                      -----------

Total Commercial Paper - 26.24%                        41,447,961

Municipal Obligation - 1.14%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   6.54%, 1-2-01 .........................    $1,812 $  1,812,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 27.38%                 $ 43,259,961
 (Cost: $43,259,961)

TOTAL INVESTMENT SECURITIES - 99.49%                 $157,171,430
 (Cost: $144,792,224)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.51%         800,436

NET ASSETS - 100.00%                                 $157,971,866


Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
BALANCED PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)        $157,171
 Cash   .................              1
 Receivables:
   Dividends and interest          1,015
   Fund shares sold .....            442
 Prepaid insurance premium             1
                                --------
    Total assets  .......        158,630
LIABILITIES                     --------
 Payable for investment
   securities purchased..            571
 Payable to Fund
   shareholders .........             39
 Accrued service
   fee (Note 2) .........             33
 Accrued management
   fee (Note 2) .........              9
 Accrued accounting
   services fee (Note 2).              4
 Other  .................              2
                                --------
    Total liabilities  ..            658
                                --------
      Total net assets ..       $157,972
NET ASSETS                      ========
 $0.001 par value capital stock:
   Capital stock ........       $     22
   Additional paid-in
    capital  ............        145,571
 Accumulated undistributed income:
   Net unrealized appreciation in
    value of investments          12,379
                                --------
    Net assets applicable to
      outstanding units
      of capital ........       $157,972
                                ========
Net asset value, redemption
 and offering price per share    $7.3258
                                 =======
Capital shares outstanding        21,564
Capital shares authorized         60,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
BALANCED PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and
    amortization ........         $4,344
   Dividends (net of foreign
    withholding taxes
    of $1)  .............            769
                                  ------
    Total income  .......          5,113
                                  ------
 Expenses (Note 2):
   Investment management
    fee  ................            940
   Service fee ..........            336
   Accounting services
    fee  ................             41
   Custodian fees .......             11
   Audit fees ...........              6
   Legal fees............              3
   Other ................             10
                                  ------
    Total expenses  .....          1,347
                                  ------
      Net investment
       income ...........          3,766
                                  ------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain
   on securities ........          6,482
 Unrealized depreciation in
   value of investments
   during the period ....         (1,103)
                                  ------
   Net gain on
    investments  ........          5,379
                                  ------
    Net increase in net
      assets resulting
      from operations ...         $9,145
                                  ======


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
BALANCED PORTFOLIO
 (In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment
    income  .............         $3,766       $  2,634
   Realized net gain
    on investments  .....          6,482          5,101
   Unrealized appreciation
    (depreciation)  .....         (1,103)         2,691
                                --------       --------
    Net increase in net
      assets resulting from
      operations ........          9,145         10,426
                                --------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income ..............         (3,766)        (2,633)
   From realized gains on
    security transactions         (6,482)        (5,102)
                                --------       --------
        .................        (10,248)        (7,735)
                                --------       --------
 Capital share
   transactions** .......         41,842         22,322
                                --------       --------
      Total increase ....         40,739         25,013
NET ASSETS
 Beginning of period             117,233         92,220
                                --------       --------
 End of period  .........       $157,972       $117,233
                                ========       ========
   Undistributed net investment
    income  .............           $---           $---
                                  ======           ====
                    *See "Financial Highlights" on pages 30.
**Shares issued from sale
 of shares  .............          6,635          3,789
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution        1,399          1,058
Shares redeemed .........         (2,503)        (1,788)
                                   -----          -----
Increase in outstanding
 capital shares .........          5,531          3,059
                                   =====          =====
Value issued from sale
 of shares  .............        $50,547        $27,717
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution       10,248          7,735
Value redeemed ..........        (18,953)       (13,130)
                                 -------        -------
Increase in outstanding
 capital  ...............        $41,842        $22,322
                                 =======        =======


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BALANCED PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2000     1999     1998    1997   1996
                               -------  ------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $7.3120 $7.1081   6.7686 $6.1967  $5.9000
                               ------- -------   ------ -------  -------
Income from investment operations:
 Net investment
   income ..........            0.1873  0.1760   0.1865  0.1805   0.1594
 Net realized and
   unrealized gain
   on investments ..            0.3361  0.5446   0.4003  0.9650   0.5003
                               ------- -------   ------ -------  -------
Total from investment
 operations  .......            0.5234  0.7206   0.5868  1.1455   0.6597
                               ------- -------   ------ -------  -------
Less distributions:
 From net investment
   income ..........           (0.1873)(0.1759) (0.1865)(0.1805) (0.1594)
 From capital gains            (0.3223)(0.3408) (0.0608)(0.3931) (0.2036)
                               ------- -------   ------ -------  -------
Total distributions            (0.5096)(0.5167) (0.2473)(0.5736) (0.3630)
                               ------- -------   ------ -------  -------
Net asset value,
 end of period  ....           $7.3258 $7.3120  $7.1081 $6.7686  $6.1967
                               ======= =======  ======= =======  =======
Total return........            7.14%  10.14%    8.67%  18.49%   11.19%
Net assets, end of period
 (in millions)  ....            $158    $117      $92     $68      $42
Ratio of expenses
 to average net
 assets ............            1.01%   0.95%    0.74%   0.67%    0.70%
Ratio of net investment
 income to average
 net assets  .......            2.81%   2.56%    2.92%   3.06%    3.18%
Portfolio turnover
 rate  .............           42.32%  62.90%   54.62%  55.66%   44.23%

                       See Notes to Financial Statements.


MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with James C. Cusser, portfolio manager of W&R Target Bond
Portfolio

This report relates to the operation of W&R Target Bond Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
The W&R Target Bond Portfolio performed in a mediocre fashion for the fiscal year, slightly underperforming its benchmark index. The Portfolio's one-year return increased 9.83 percent, compared with the Salomon Brothers Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 11.59 percent.

Why did the Portfolio slightly lag its benchmark index during the fiscal year? We believe that the Portfolio underperformed the relevant index because the allocation of non-U.S. Government bonds in the Portfolio was too large. Generally, the largest part of a bond portfolio's overall return is determined by interest rates; last year that was not the case. The Portfolio's exposure to interest rate movements was about equal to that of the benchmark index, so the Portfolio did participate in the general decline in rates (or an increase in price for bonds). However, the Portfolio has about twice the weighting in corporate bonds, as does the index, which was implemented in an attempt to provide greater relative current return, i.e. greater relative monthly income payments than would otherwise be the case. Those corporate bonds did not garner a comparable total rate of return with Treasury bonds during the fiscal year. The U.S. Treasury repurchased a large amount of its debt during the year, which drove the price of those government bonds far above comparable maturity corporate bonds.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
The Portfolio's performance was assisted substantially when the market rallied in anticipation of the Federal Reserve's cutting interest rates. Consequently, the Portfolio's fourth quarter return was its best of the year. For most of the year, the treasury yield curve was inverted, with short-term interest rates higher than long-term rates, which is unusual. This phenomenon tends to wring-out the liquidity in the markets and, in turn, raise the premium interest rate required by corporate bonds. Once the market began to anticipate the Federal Reserve's inclination to cut interest rates, this corporate bond premium ebbed and corporate securities increased in price.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
We maintained our overweight position in higher quality corporate bonds over the course of the year. We suspected that the yield curve inversion was an aberration, which we believed should not concern longer-term investors. In the middle of the year, the Portfolio purchased so-called "seasoned" government agency mortgage securities. These are securities that are backed by mortgages that originated a decade ago and have shown to be fairly steady in their pre-payment experience, and thereby relatively stable in their cash flow to the investor. At the time of the purchase, the outlook for U.S. corporate profits was declining, but we also believed that the yield curve would return to its normal upwardly sloping nature (long rates higher than short rates). We weren't intent on adding more corporate bond exposure, but upwardly sloping yield curves are generally beneficial to mortgage securities.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We believe that the Federal Reserve will likely continue to cut short-term interest rates and that there is a chance for a reduction in tax rates, reversing the past several years of tight monetary and fiscal policy. This ought to be good for corporate bonds. However, while short rates should continue their downward movement, long rates may rise if the market senses that the economy will be stronger by year's end. Therefore, we intend to continue to look for quality corporate bonds, but intend to remain cautious regarding the Portfolio's interest rate exposure.


Respectfully,

James C. Cusser
Manager
Bond Portfolio

Comparison of Change in Value of $10,000 Investment
                         W&R Target Bond Portfolio and
                 Salomon Brothers Broad Investment Grade Index

                                           Salomon
                                          Brothers
                         W&R Target          Broad
                               Bond     Investment
                          Portfolio    Grade Index
                         ----------    -----------
     12/31/90  Purchase     $10,000        $10,000
     12/31/91                11,555         11,597
     12/31/92                12,441         12,477
     12/31/93                13,978         13,711
     12/31/94                13,153         13,321
     12/31/95                15,861         15,793
     12/31/96                16,400         16,364
     12/31/97                18,002         17,938
     12/31/98                19,325         19,501
     12/31/99                19,048         19,339
     12/31/00                20,921         21,581

+++++ W&R Target Bond Portfolio* -- $20,921
 ..... Salomon Brothers Broad Investment Grade Index -- $21,581

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                   9.83%
 5 Years Ended
  12-31-00                   5.69%
10 Years Ended
  12-31-00                   7.66%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE BOND PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Cable and Other Pay TV Services - 1.76%
 Cox Trust II,
   7.0%, 8-16-04 .........................    $  500  $   499,905
 Jones Intercable, Inc.,
   9.625%, 3-15-02 .......................       500      515,585
 Tele-Communications, Inc.,
   8.35%, 2-15-05 ........................     1,000    1,045,820
                                                      -----------
                                                        2,061,310
                                                      -----------

Chemicals and Allied Products - 1.95%
 Procter & Gamble Company (The),
   8.0%, 9-1-24 ..........................     2,000    2,289,940
                                                      -----------

Communication - 0.84%
 Deutsche Telekom International Finance B.V.,
   8.25%, 6-15-30 ........................     1,000      982,360
                                                        -----------

Depository Institutions - 9.43%
 AmSouth Bancorporation,
   6.75%, 11-1-25 ........................     2,000    1,960,720
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-05 ........................       500      472,500
 First Union Corporation:
   6.824%, 8-1-26 ........................     1,132    1,123,567
   6.55%, 10-15-35 .......................       525      520,338
 ING Groep N.V.,
   5.5%, 5-11-05 (A) .....................  EUR1,000      955,117
 Kansallis-Osake-Pankki,
   10.0%, 5-1-02 .........................    $1,000    1,043,820
 NationsBank Corporation,
   8.57%, 11-15-24 .......................     1,000    1,098,390
 SouthTrust Bank of Alabama, National
   Association,
   7.69%, 5-15-25 ........................     3,000    3,127,860
 Wachovia Corporation,
   6.605%, 10-1-25 .......................       750      750,472
                                                      -----------
                                                       11,052,784
                                                      -----------

Electric, Gas and Sanitary Services - 7.65%
 California Infrastructure and Economic
   Development Bank, Special Purpose
   Trust:
   PG&E-1,
   6.42%, 9-25-08 ........................     1,000    1,009,140
                See Notes to Schedule of Investments on page 40.

THE INVESTMENTS OF THE BOND PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services (Continued)
   SCE-1,
   6.38%, 9-25-08 ........................    $1,000$   1,014,370
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-05 .........................       678      691,804
 Entergy Arkansas, Inc.,
   7.5%, 8-1-07 ..........................       750      766,125
 Kansas Gas and Electric Company,
   7.6%, 12-15-03 ........................     1,000      979,560
 Korea Electric Power Corporation,
   6.375%, 12-1-03 .......................       500      488,890
 Niagara Mohawk Power Corporation,
   7.375%, 7-1-03 ........................       756      768,800
 TXU Eastern Funding Company,
   6.45%, 5-15-05 ........................     1,750    1,702,593
 Union Electric Co.,
   8.25%, 10-15-22 .......................     1,500    1,551,615
                                                      -----------
                                                        8,972,897
                                                      -----------

Electronic and Other Electric Equipment - 1.37%
 Motorola, Inc.,
   8.4%, 8-15-31 .........................     1,500    1,601,880
                                                      -----------

Finance, Taxation and Monetary Policy - 0.41%
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.25%, 2-2-04 .........................       500      485,625
                                                      -----------

Food and Kindred Products - 1.21%
 Anheuser-Busch Companies, Inc.,
   7.0%, 9-1-05 ..........................       500      506,905
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................       400      406,408
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-06 ........................       500      510,000
                                                      -----------
                                                        1,423,313
                                                      -----------

General Merchandise Stores - 0.87%
 Fred Meyer, Inc.,
   7.45%, 3-1-08 .........................     1,000    1,018,570
                                                      -----------

Health Services - 0.88%
 HCA - The Healthcare Company,
   8.75%, 9-1-10 .........................       500      526,250
 Tenet Healthcare Corporation,
   7.875%, 1-15-03 .......................       500      502,500
                                                      -----------
                                                        1,028,750
                                                      -----------
                See Notes to Schedule of Investments on page 40.

THE INVESTMENTS OF THE BOND PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Holding and Other Investment Offices - 1.67%
 Bay Apartment Communities, Inc.,
   6.5%, 1-15-05 .........................       500      495,445
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ......................       500      386,250
 NBD Bank, National Association,
   8.25%, 11-1-24 ........................     1,000    1,072,970
                                                      -----------
                                                        1,954,665
                                                      -----------

Industrial Machinery and Equipment - 1.23%
 Coltec Industries Inc.,
   7.5%, 4-15-08 .........................       500      496,825
 International Business Machines Corporation,
   5.375%, 3-31-05 (A) ...................  EUR1,000      947,737
                                                      -----------
                                                        1,444,562
                                                      -----------

Insurance Carriers - 0.02%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-00 (B) ....................    $  250       21,250
                                                      -----------

Nondepository Institutions - 6.53%
 Asset Securitization Corporation,
   7.49%, 4-14-29 ........................     1,244    1,313,564
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-10 (C) ....................     1,500    1,442,820
 General Motors Acceptance Corporation:
   5.5%, 2-2-05 (A) ......................  EUR1,250    1,170,622
   8.875%, 6-1-10 ........................    $  500      550,650
 IMC Home Equity Loan Trust,
   6.9%, 1-20-22 .........................     1,000    1,005,930
 Norse CBO, Ltd. and Norse CBO, Inc.,
   6.515%, 8-13-10 (C) ...................     1,250    1,210,938
 Residential Asset Securities Corporation,
   8.0%, 10-25-24 ........................       392      394,137
 Westinghouse Electric Corporation,
   8.875%, 6-14-14 .......................       500      573,120
                                                      -----------
                                                        7,661,781
                                                      -----------

Oil and Gas Extraction - 1.54%
 Mitchell Energy & Development Corp.,
   9.25%, 1-15-02 ........................        27       27,490
 Ocean Energy, Inc.,
   8.375%, 7-1-08 ........................     1,000    1,004,460
                See Notes to Schedule of Investments on page 40.

THE INVESTMENTS OF THE BOND PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Oil and Gas Extraction (Continued)
 Oryx Energy Company,
   10.0%, 4-1-01 .........................       400      402,532
 Pemex Finance Ltd.,
   5.72%, 11-15-03 .......................       375      371,205
                                                      -----------
                                                        1,805,687
                                                      -----------

Paper and Allied Products - 2.13%
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-02 ........................     1,000    1,025,600
 Champion International Corporation,
   6.4%, 2-15-26 .........................     1,500    1,467,900
                                                      -----------
                                                        2,493,500
                                                      -----------

Petroleum and Coal Products - 1.08%
 Pemex Finance Ltd. and Petroloes Mexicanos,
   9.03%, 2-15-11 ........................    $  250 $    268,015
 YPF Sociedad Anoima,
   8.0%, 2-15-04 .........................     1,000      994,490
                                                      -----------
                                                        1,262,505
                                                      -----------

Printing and Publishing - 1.43%
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ..........................     1,750    1,678,180
                                                      -----------

Railroad Transportation - 0.49%
 CSX Corporation,
   6.95%, 5-1-27 .........................       575      574,460
                                                      -----------

Security and Commodity Brokers - 0.93%
 Salomon Inc.,
   3.65%, 2-14-02 ........................     1,000    1,086,640
                                                      -----------

Stone, Clay and Glass Products - 1.19%
 CEMEX, S.A. de C.V.,
   8.625%, 7-18-03 (C) ...................       500      503,125
 Owens-Illinois, Inc.,
   7.15%, 5-15-05 ........................       750      427,500
 USG Corporation,
   9.25%, 9-15-01 ........................       500      462,500
                                                      -----------
                                                        1,393,125
                                                      -----------
                See Notes to Schedule of Investments on page 40.

THE INVESTMENTS OF THE BOND PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Transportation Equipment - 0.06%
 Federal-Mogul Corporation,
   7.75%, 7-1-06 .........................       500       75,000
                                                      -----------

United States Postal Service - 0.20%
 Postal Square Limited Partnership,
   6.5%, 6-15-22 .........................       235      236,900
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 44.87%              $52,605,684
 (Cost: $53,695,452)

OTHER GOVERNMENT SECURITIES
Canada - 4.14%
 Hydro-Quebec:
   8.05%, 7-7-24 .........................     1,000    1,147,980
   8.4%, 3-28-25 .........................     1,000    1,160,220
 Province de Quebec:
   5.67%, 2-27-26 ........................     1,500    1,497,315
   6.29%, 3-6-26 .........................     1,000    1,044,650
                                                      -----------
                                                        4,850,165
                                                      -----------

Korea - 0.43%
 Korea Development Bank (The),
   7.9%, 2-1-02 ..........................    $  500  $   504,300
                                                      -----------

Supranational - 0.99%
 Inter-American Development Bank,
   8.4%, 9-1-09 ..........................     1,000    1,159,830
                                                      -----------

TOTAL OTHER GOVERNMENT SECURITIES - 5.56%             $ 6,514,295
 (Cost: $6,141,748)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   7.0%, 7-15-05 .........................     1,000    1,049,370
   7.5%, 2-15-07 .........................       642      646,510
   6.875%, 9-15-10 .......................     1,000    1,064,840
   6.5%, 9-25-18 .........................       500      500,465
   7.5%, 4-15-19 .........................       844      847,495
   6.25%, 1-15-21 ........................     4,000    4,020,000
   9.0%, 6-1-27 ..........................     1,963    2,052,102
   7.5%, 3-15-29 .........................     2,000    2,050,000
   7.5%, 9-15-29 .........................       549      573,857

                See Notes to Schedule of Investments on page 40.

THE INVESTMENTS OF THE BOND PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITIES (Continued)
 Federal National Mortgage Association:
   6.09%, 4-1-09 .........................     1,967    1,946,291
   0.0%, 2-12-18 .........................     2,500      843,675
   7.0%, 9-25-20 .........................       500      506,715
   6.5%, 8-25-21 .........................       500      500,155
   7.0%, 6-1-24 ..........................     2,141    2,144,248
   6.0%, 12-1-28 .........................     2,441    2,363,469
 Government National Mortgage Association:
   8.0%, 11-15-17 ........................     2,158    2,255,971
   7.5%, 7-15-23 .........................       811      824,799
   7.5%, 12-15-23 ........................     1,121    1,140,809
   8.0%, 9-15-25 .........................       736      755,005
   7.0%, 7-20-27 .........................       410      409,960
   7.0%, 8-20-27 .........................       847      847,422
   7.5%, 7-15-29 .........................     1,858    1,889,632
   7.75%, 10-15-31 .......................       312      319,463
 United States Treasury:
   7.5%, 2-15-05 .........................    $2,000 $  2,174,680
   6.5%, 8-15-05 .........................     2,500    2,643,350
   7.0%, 7-15-06 .........................     2,000    2,176,880
   11.25%, 2-15-15 .......................     3,250    5,081,180
   6.125%, 11-15-27 ......................     5,250    5,644,590
 Miscellaneous United States Government Backed
   Securities:
   Tennessee Valley Authority,
    5.88%, 4-1-36  .......................     1,000    1,008,500
   United States Department of Veterans Affairs,
    Guaranteed Remic Pass-Through Certificates,
    Vendee Mortgage Trust:
    1998-1 Class 2-B,
    7.0%, 6-15-19  .......................       250      253,670
    1999-2 Class 1-B,
    6.5%, 7-15-19  .......................     1,000      998,750
    1999 Class 3-B,
    6.5%, 2-15-20  .......................       500      497,340
    2000-1 Class 2-C,
    7.25%, 11-15-21  .....................       500      508,125
    2000-2 Class 2-D,
    7.5%, 9-15-26  .......................     2,000    2,087,500
                                                        -----------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 44.89%   $ 52,626,818
 (Cost: $51,107,164)

TOTAL SHORT-TERM SECURITIES - 3.08%                  $  3,612,000
 (Cost: $3,612,000)

TOTAL INVESTMENT SECURITIES - 98.40%                 $115,358,797
 (Cost: $114,556,364)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.60%       1,871,123

NET ASSETS - 100.00%                                 $117,229,920
                See Notes to Schedule of Investments on page 40.

BOND PORTFOLIO
Notes to Schedule of Investments
(A) Principal amounts are denominated in the indicated foreign currency, where applicable (EUR-EURO).
(B) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
(C) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $3,156,883 or 2.69% of net assets.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
BOND PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)        $115,359
 Cash   .................             12
 Receivables:
   Dividends and interest          1,795
   Fund shares sold .....            165
 Prepaid insurance
   premium ..............              1
                                --------
    Total assets  .......        117,332
LIABILITIES                     --------
 Payable to Fund
   shareholders .........             67
 Accrued service
   fee (Note 2) .........             24
 Accrued management
   fee (Note 2) .........              5
 Accrued accounting
   services fee (Note 2).              4
 Other  .................              2
                                --------
    Total liabilities  ..            102
                                --------
      Total net assets ..       $117,230
NET ASSETS                      ========
 $0.001 par value capital stock:
   Capital stock ........       $     22
   Additional paid-in
    capital  ............        118,717
 Accumulated undistributed income (loss):
   Accumulated undistributed net
    realized loss on investment
    transactions  .......         (2,316)
   Net unrealized appreciation in
    value of investments             807
                                --------
    Net assets applicable to
      outstanding units
      of capital ........       $117,230
                                ========
Net asset value, redemption
 and offering price per share    $5.2308
                                 =======
Capital shares outstanding        22,411
Capital shares authorized         60,000

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
BOND PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and
    amortization ........        $ 7,623
                                 -------
 Expenses (Note 2):
   Investment management
    fee  ................            579
   Service fee ..........            277
   Accounting services
    fee  ................             41
   Custodian fees .......             10
   Audit fees ...........              6
   Legal fees ...........              3
   Other ................              6
                                 -------
    Total expenses ......            922
                                 -------
      Net investment
       income ...........          6,701
                                 -------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss
   on securities ........           (458)
 Realized net loss on foreign
   currency transactions             (5)
   Realized net loss on .        -------
    investments  ........          (463)
   Unrealized appreciation
    in value of
    investments during
    the period  .........          4,234
                                 -------
    Net gain on
      investments .......          3,771
                                 -------
      Net increase
       in net assets
       resulting from
       operations                $10,472
                                 =======
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
BOND PORTFOLIO
(In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment
    income  .............       $  6,701       $  6,535
   Realized net loss
    on investments  .....           (463)          (452)
   Unrealized appreciation
    (depreciation)  .....          4,234         (7,745)
                                --------       --------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........         10,472         (1,662)
                                --------       --------
 Dividends to shareholders
   from net investment
   income (Note 1E):*....         (6,696)        (6,535)
                                --------       --------
 Capital share
   transactions** .......          2,918          4,437
                                --------       --------
      Total increase (decrease)    6,694         (3,760)
NET ASSETS
 Beginning of period             110,536        114,296
                                --------       --------
 End of period  .........       $117,230       $110,536
                                ========       ========
   Undistributed net investment
    income  .............           $---           $---
                                  ======           ====
                    *See "Financial Highlights" on pages 44.
**Shares issued from sale
 of shares  .............          3,306          3,554
Shares issued from reinvest-
 ment of dividends  .....          1,280          1,294
Shares redeemed .........         (4,065)        (3,949)
                                  ------          -----
Increase in outstanding
 capital shares .........            521            899
                                  ======          =====
Value issued from sale
 of shares  .............        $17,401        $19,146
Value issued from reinvest-
 ment of dividends  .....          6,696          6,535
Value redeemed ..........        (21,179)       (21,244)
                                 -------        -------
Increase in outstanding
 capital  ...............        $ 2,918        $ 4,437
                                 =======        =======
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2000     1999     1998    1997   1996
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $5.0497 $5.4451  $5.3686 $5.2004  $5.3592
                               ------- -------  ------- -------  -------
Income (loss) from investment
 operations:
 Net investment
   income ..........            0.3172  0.3173   0.3180  0.3400   0.3407
 Net realized and
   unrealized gain
   (loss) on
   investments .....            0.1811 (0.3954)  0.0765  0.1682  (0.1588)
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            0.4983 (0.0781)  0.3945  0.5082   0.1819
                               ------- -------  ------- -------  -------
Less distributions from net
 investment income             (0.3172)(0.3173) (0.3180)(0.3400) (0.3407)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $5.2308 $5.0497  $5.4451 $5.3686  $5.2004
                               ======= =======  ======= =======  =======
Total return .......            9.83%  -1.44%    7.35%   9.77%    3.43%
Net assets, end of
 period (in
 millions)  ........            $117    $111     $114     $99      $92
Ratio of expenses
 to average net
 assets ............            0.84%   0.81%    0.67%   0.58%    0.59%
Ratio of net investment
 income to average
 net assets  .......            6.08%   5.73%    5.99%   6.35%    6.39%
Portfolio turnover
 rate  .............           32.68%  47.27%   32.75%  36.81%   64.02%

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with James D. Wineland, portfolio manager of W&R Target Core Equity Portfolio

This report relates to the operation of W&R Target Core Equity Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
The W&R Target Core Equity Portfolio performed extremely well for the fiscal year, outperforming its benchmark index. The Portfolio's one-year return increased 9.28 percent, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 9.18 percent for the year.

What helped the Portfolio outperform its benchmark index during the fiscal year? The Portfolio outperformed its benchmark index for three primary reasons: good performance from our health care stocks, good performance from our energy stocks, and our low exposure to technology stocks. The stock market in 2000 was very rewarding to defensively positioned portfolios. We feel that our conservative approach in avoiding some of the very high valuations of technology stocks helped us outperform the S&P 500 for the year.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
Generally, stock prices of telecommunications services companies fell sharply toward the end of the fiscal year, quickly followed by the telecom equipment providers and their related component and system suppliers. Also, slow computer sales at both the corporate and individual levels became more apparent as the year progressed. As with the telecom sector, the PC complex of distributors, retail outlets, manufacturers and suppliers all suffered consequent declines. With this economic backdrop, large cap core funds overall did not have a good year. Although, while the economically sensitive sectors mentioned above performed poorly, it should be noted that the more defensive sectors, such as health care and energy, garnered very good results.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
We believe that the Portfolio currently provides investors with a well-diversified portfolio of high quality, large capitalization stocks. Companies represented in the Portfolio are usually leaders in their respective industries. We continually attempt to identify major investment themes and seek to concentrate our holdings in a number of sectors we believe provide likely opportunities for superior results. Our turnover (trading activity) is normally moderate. We usually have 5-10 percent of the Portfolio invested in non-U.S. stocks.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We emphasized pharmaceuticals, medical devices, natural gas, oil service, food retailers, and financial services stocks. As we move into 2001 we do not anticipate making any major structural changes to the Portfolio. We believe that corporate earnings in the new year will likely remain under pressure. We intend to continue to focus on stocks that appear to have stable earnings and strong revenue streams.


Respectfully,

James D. Wineland
                                       47
Manager
Core Equity Portfolio

Comparison of Change in Value of $10,000 Investment
                        W&R Target Core Equity Portfolio
                               and S&P 500 Index

                                        W&R Target            S&P
                                       Core Equity            500
                                         Portfolio          Index
                                        ----------          -----
     07/16/91  Purchase                    $10,000        $  ----
     07/31/91                               10,054         10,000
     12/31/91                               10,767         10,910
     12/31/92                               12,251         11,742
     12/31/93                               14,371         12,924
     12/31/94                               14,207         13,095
     12/31/95                               18,691         18,016
     12/31/96                               22,383         22,153
     12/31/97                               28,238         29,528
     12/31/98                               34,206         38,002
     12/31/99                               38,491         46,008
     12/31/00                               42,064         41,783

----- W&R Target Core Equity Portfolio* -- $42,064
+++++ S&P 500 Index** -- $41,783

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 500 Index (including income) are not available, investment in the index was effected as of July 31, 1991.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                   9.28%
 5 Years Ended
  12-31-00                  17.61%
9+ Years Ended
  12-31-00++                16.38%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++7-16-91 (the initial offering date) through 12-31-00.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 1.04%
 Walt Disney Company (The)  ..............   387,800   $ 11,221,963
                                                        -----------

Business Services - 5.03%
 America Online, Inc.*  ..................   311,300     10,833,240
 Clear Channel Communications, Inc.*  ....   217,700     10,544,844
 eBay Inc.*  .............................   182,200      6,006,906
 Microsoft Corporation*  .................   458,600     19,906,106
 Veritas Software Corp.*  ................    82,400      7,212,575
                                                        -----------
                                                         54,503,671
                                                        -----------

Cable and Other Pay TV Services - 1.93%
 Cox Communications, Inc., Class A*  .....   450,400     20,971,750
                                                        -----------

Chemicals and Allied Products - 21.61%
 Air Products and Chemicals, Inc.  .......   259,800     10,651,800
 American Home Products Corporation  .....   152,900      9,716,795
 Biogen, Inc.*  ..........................   156,500      9,404,672
 Bristol-Myers Squibb Company  ...........   141,700     10,476,944
 Dow Chemical Company (The)  .............   615,400     22,539,025
 du Pont (E.I.) de Nemours and Company  ..   291,300     14,073,431
 Forest Laboratories, Inc.*  .............   206,700     27,465,263
 Immunex Corporation*  ...................    71,700      2,915,053
 Johnson & Johnson  ......................   136,900     14,383,056
 King Pharmaceuticals, Inc.*  ............   331,000     17,108,563
 Merck & Co., Inc.  ......................   162,900     15,251,512
 Pfizer Inc.  ............................   765,150     35,196,900
 Pharmacia Corporation  ..................   253,827     15,483,447
 QLT Inc.*  ..............................   352,100      9,880,806
 Schering-Plough Corporation  ............   346,700     19,675,225
                                                        -----------
                                                        234,222,492
                                                        -----------

Communication - 5.57%
 General Motors Corporation, Class H*  ...   288,700      6,640,100
 Nippon Telegraph and
   Telephone Corporation (A) .............       685      4,931,808
 SBC Communications Inc.  ................   474,200     22,643,050
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   992,100     11,130,122
 Vodafone Group Plc,
   ADR ...................................   284,900     10,202,981
 Worldcom, Inc.*  ........................   343,550      4,831,172
                                                        -----------
                                                         60,379,233
                                                        -----------

                See Notes to Schedule of Investments on page 52.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
December 31, 2000

                                              Shares        Value
COMMON STOCKS (Continued)
Depository Institutions - 2.00%
 Bank of America Corporation  ............   233,200   $ 10,698,050
 Chase Manhattan Corporation (The)*  .....   240,550     10,929,991
                                                        -----------
                                                         21,628,041
                                                        -----------

Electric, Gas and Sanitary Services - 1.46%
 El Paso Energy Corporation  .............   220,900     15,821,963
                                                        -----------

Electronic and Other Electric Equipment - 7.25%
 Broadcom Corporation, Class A*  .........    56,200      4,722,556
 General Electric Company  ...............   418,700     20,071,431
 Intel Corporation  ......................   325,900      9,797,369
 JDS Uniphase Corporation*  ..............   111,300      4,632,863
 Nokia Oyj (A)  ..........................   455,900     20,336,445
 Nortel Networks Corporation  ............   394,100     12,635,831
 Rambus Inc.*  ...........................   174,000      6,356,438
                                                        -----------
                                                         78,552,933
                                                        -----------

Engineering and Management Services - 0.30%
 Celgene Corporation*  ...................    99,154      3,231,801
                                                        -----------

Food Stores - 5.19%
 Kroger Co. (The)*  ...................... 1,264,500     34,220,531
 Safeway Inc.*  ..........................   352,600     22,037,500
                                                        -----------
                                                         56,258,031
                                                        -----------

Furniture and Home Furnishings Stores - 1.14%
 Best Buy Co., Inc.*  ....................   166,500      4,922,156
 Circuit City Stores, Inc. -
   Circuit City Group ....................   646,100      7,430,150
                                                        -----------
                                                         12,352,306
                                                        -----------

General Merchandise Stores - 2.78%
 Target Corporation  .....................   934,900     30,150,525
                                                        -----------

Holding and Other Investment Offices - 1.35%
 ABB Ltd. (A)  ...........................   137,600     14,657,705
                                                        -----------

Industrial Machinery and Equipment - 8.60%
 Baker Hughes Incorporated  ..............   626,800     26,051,375
 Caterpillar Inc.  .......................   153,700      7,271,931
 Cisco Systems, Inc.*  ...................   381,000     14,573,250
                See Notes to Schedule of Investments on page 52.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Industrial Machinery and Equipment (Continued)
 Dell Computer Corporation*  .............   489,000   $  8,542,219
 EMC Corporation*  .......................   336,600     22,383,900
 Sun Microsystems, Inc.*  ................   518,000     14,423,063
                                                        -----------
                                                         93,245,738
                                                        -----------

Instruments and Related Products - 2.68%
 Applera Corporation-Applied
   Biosystems Group ......................    58,300      5,483,844
 Guidant Corporation*  ...................   304,000     16,397,000
 Medtronic, Inc.  ........................   119,300      7,202,737
                                                        -----------
                                                         29,083,581
                                                        -----------

Insurance Carriers - 3.74%
 American International Group, Inc.  .....   217,837     21,470,559
 Chubb Corporation (The)  ................   220,700     19,090,550
                                                        -----------
                                                         40,561,109
                                                        -----------

Motion Pictures - 1.16%
 Time Warner Incorporated  ...............   239,900     12,532,376
                                                        -----------

Nondepository Institutions - 6.25%
 Fannie Mae  .............................   380,500     33,008,375
 Freddie Mac  ............................   504,800     34,768,100
                                                        -----------
                                                         67,776,475
                                                        -----------

Oil and Gas Extraction - 8.69%
 Anadarko Petroleum Corporation  .........   492,900     35,035,332
 Burlington Resources Incorporated  ......   507,500     25,628,750
 Schlumberger Limited  ...................   313,100     25,028,431
 Transocean Sedco Forex Inc.  ............   185,071      8,513,266
                                                        -----------
                                                         94,205,779
                                                        -----------

Paper and Allied Products - 1.40%
 International Paper Company  ............   373,200     15,231,225
                                                        -----------

Petroleum and Coal Products - 3.20%
 Exxon Mobil Corporation  ................   211,829     18,415,884
 Royal Dutch Petroleum Company  ..........   268,600     16,267,087
                                                        -----------
                                                         34,682,971
                                                        -----------
                See Notes to Schedule of Investments on page 52.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Primary Metal Industries - 1.15%
 Alcoa Incorporated  .....................   372,000 $   12,462,000
                                                        -----------

Security and Commodity Brokers - 1.40%
 Charles Schwab Corporation (The)  .......   179,100      5,081,962
 Goldman Sachs Group, Inc. (The)  ........    94,900     10,148,369
                                                        -----------
                                                         15,230,331
                                                        -----------

Transportation Equipment - 1.01%
 Lockheed Martin Corporation  ............   321,600     10,918,320
                                                        -----------

Wholesale Trade -- Nondurable Goods - 1.05%
 Enron Corp.  ............................   137,000     11,388,125
                                                        -----------

TOTAL COMMON STOCKS - 96.98%                         $1,051,270,444
(Cost: $832,788,633)

PREFERRED STOCK - 0.45%
Cable and Other Pay TV Services
 Cox Communications, Inc., 7.0%, Convertible  77,900  $   4,829,800
                                                        -----------
 (Cost: $3,962,405)
                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES
Commercial Paper
 Depository Institutions - 0.37%
 Citicorp,
   6.58%, 1-16-01 ........................   $ 4,000   $  3,989,033
                                                        -----------

 Electric, Gas and Sanitary Services - 2.25%
 Duke Energy Corporation,
   6.5%, 1-16-01 .........................    10,000      9,972,917
 Nicor Inc.,
   6.58%, 1-25-01 ........................     2,500      2,489,033
 Northern Illinois Gas Company,
   6.45%, 2-1-01 .........................    10,000      9,944,458
 Wisconsin Electric Power Co.,
   6.4%, 2-12-01 .........................     2,000      1,985,067
                                                        -----------
                                                         24,391,475
                                                        -----------

 Fabricated Metal Products - 0.02%
 Danaher Corporation,
   6.6463%, Master Note ..................       238        238,000
                                                        -----------
                See Notes to Schedule of Investments on page 52.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Food and Kindred Products - 0.00%
 General Mills, Inc.,
   6.7963%, Master Note ..................   $    44  $      44,000
                                                        -----------

 Industrial Machinery and Equipment - 0.55%
 Ingersoll-Rand Company,
   7.2%, 1-10-01 .........................     6,000      5,989,200
                                                        -----------

 Nondepository Institutions - 1.65%
 General Motors Acceptance Corporation,
   6.54%, 1-4-01 .........................     5,000      4,997,275
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................     3,000      3,000,000
 Transamerica Finance Corporation,
   6.5%, 1-30-01 .........................    10,000      9,947,639
                                                        -----------
                                                         17,944,914
                                                        -----------

 Petroleum and Coal Products - 1.22%
 ExxonMobil Australia Pty. Ltd.,
   6.54%, 1-10-01 ........................    13,200     13,178,418
                                                        -----------

 Printing and Publishing - 0.49%
   Tribune Co.,
   6.47%, 1-5-01 .........................     5,300      5,296,190
                                                        -----------

Total Commercial Paper - 6.55%                           71,071,230

Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.46%
 Oil and Gas Extraction
 Louis Dreyfus Corp. (Dresdner Bank AG),
   6.55%, 1-29-01 ........................     5,000      4,974,528
                                                        -----------

Municipal Obligation - 0.40%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   6.54%, 1-2-01 .........................     4,310      4,310,000
                                                        -----------

                See Notes to Schedule of Investments on page 52.

THE INVESTMENTS OF THE CORE EQUITY PORTFOLIO
December 31, 2000

                                                            Value

TOTAL SHORT-TERM SECURITIES - 7.41%                  $   80,355,758
 (Cost: $80,355,758)

TOTAL INVESTMENT SECURITIES - 104.84%                $1,136,456,002
 (Cost: $917,106,796)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (4.84%)     (52,504,510)

NET ASSETS - 100.00%                                 $1,083,951,492


Notes to Schedule of Investments
     *No dividends were paid during the preceding 12 months.
(A)  Listed on an exchange outside of the United States.
     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
CORE EQUITY PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)      $1,136,456
 Cash   .................              1
 Receivables:
   Investment securities
    sold  ...............          3,824
   Fund shares sold .....          1,720
   Dividends and interest            741
 Prepaid insurance
   premium ..............              5
                              ----------
    Total assets  .......      1,142,747
LIABILITIES                   ----------
 Payable for investment
   securities purchased .         57,733
 Payable to Fund
   shareholders .........            747
 Accrued service
   fee (Note 2) .........            224
 Accrued management
   fee (Note 2) .........             62
 Accrued accounting
   services fee (Note 2).              9
 Other  .................             21
                              ----------
    Total liabilities  ..         58,796
                              ----------
      Total net assets ..     $1,083,951
NET ASSETS                    ==========
 $0.001 par value capital stock:
   Capital stock ........     $       89
   Additional paid-in
    capital  ............        864,527
 Accumulated undistributed income:
   Net unrealized appreciation in
    value of investments         219,335
                              ----------
    Net assets applicable to
      outstanding units
      of capital ........     $1,083,951
                              ==========
Net asset value, redemption
 and offering price per share   $12.2027
                                ========
Capital shares outstanding        88,829
Capital shares authorized        170,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
CORE EQUITY PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends (net of foreign
    withholding taxes
    of $30)  ............        $ 9,074
   Interest and
    amortization ........          3,903
                                --------
    Total income  .......         12,977
                                --------
 Expenses (Note 2):
   Investment management
    fee  ................          7,228
   Service fee ..........          2,591
   Accounting services
    fee  ................            100
   Custodian fees .......             89
   Legal fees ...........             25
   Audit fees ...........              9
   Other ................             45
                                --------

    Total expenses ......         10,087
                                --------
      Net investment
       income  ..........          2,890
                                --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain
   on securities ........        147,174
 Realized net loss on foreign
   currency transactions.           (134)
                                --------
   Realized net gain
    on investments  .....        147,040
 Unrealized depreciation
   in value of
   investments during
   the period ...........        (64,309)
                                --------
    Net gain on
      investments .......         82,731
                                --------
      Net increase
       in net assets
       resulting from
       operations  ......       $ 85,621
                                ========


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
CORE EQUITY PORTFOLIO
 (In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment
    income  .............     $    2,890       $ 10,639
   Realized net gain
    on investments  .....        147,040         51,639
   Unrealized
    appreciation
   (depreciation) .......        (64,309)        42,185
                              ----------       --------
    Net increase in
      net assets
      resulting from
      operations ........         85,621        104,463
                              ----------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income ..............         (2,756)       (10,635)
   From realized gains on
    security transactions       (147,174)       (51,643)
                              ----------       --------
                                (149,930)       (62,278)
                              ----------       --------
 Capital share
   transactions** .......        207,725         87,016
                              ----------       --------
      Total increase ....        143,416        129,201
NET ASSETS
 Beginning of period             940,535        811,334
                              ----------       --------
 End of period  .........     $1,083,951       $940,535
                              ==========       ========
   Undistributed net investment
    income  .............           $---           $---
                                    ====           ====
                    *See "Financial Highlights" on pages 56.
**Shares issued from sale
 of shares  .............         12,569          9,942
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution       12,286          4,805
Shares redeemed .........         (8,593)        (7,954)
                                  ------          -----
Increase in outstanding
 capital shares .........         16,262          6,793
                                  ======          =====
Value issued from sale
 of shares  .............       $177,335       $126,991
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution      149,930         62,278
Value redeemed ..........       (119,540)      (102,253)
                                --------       --------
Increase in outstanding
 capital  ...............       $207,725       $ 87,016
                                ========       ========
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE EQUITY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2000     1999     1998    1997   1996
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........          $12.9609$12.3351 $11.9615$10.1373 $ 8.6756
                              ---------------- ---------------- --------
Income from investment
 operations:
 Net investment
   income ..........            0.0376  0.1571   0.1752  0.0916   0.0856
 Net realized and
   unrealized gain
   on investments ..            1.1650  1.3879   2.3532  2.5598   1.6280
                              ---------------- ---------------- --------
Total from investment
 operations  .......            1.2026  1.5450   2.5284  2.6514   1.7136
                              ---------------- ---------------- --------
Less distributions:
 From net investment
   income ..........           (0.0360)(0.1570) (0.1752)(0.0915) (0.0856)
 From capital gains            (1.9248)(0.7622) (1.9796)(0.7357) (0.1663)
                              ---------------- ---------------- --------
Total distributions.           (1.9608)(0.9192) (2.1548)(0.8272) (0.2519)
                              ----------------  --------------- --------
Net asset value,
 end of period  ....          $12.2027$12.9609 $12.3351$11.9615 $10.1373
                              ================ ================ ========
Total return........            9.28%  12.52%   21.14%  26.16%   19.75%
Net assets, end of
 period (in
 millions)  ........          $1,084    $941     $811    $637     $462
Ratio of expenses
 to average net
 assets ............            0.98%   0.96%    0.80%   0.72%    0.73%
Ratio of net investment
 income to average
 net assets  .......            0.28%   1.23%    1.35%   0.80%    0.97%
Portfolio turnover
 rate  .............           49.11%  70.20%   62.84%  36.61%   22.95%

                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with Philip J. Sanders, portfolio manager of W&R Target Growth Portfolio

This report relates to the operation of the W&R Target Growth Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
The Portfolio posted a slight positive return for the calendar year 2000, outperforming its benchmark index despite a very difficult investment environment. While the Portfolio's total return was below the absolute results posted in recent years, it increased 1.41 percent for the year, compared with the S&P 500's negative return of 9.18 percent. (The S&P 500 Index reflects the performance of securities that generally represent the stock market).

What helped the Portfolio outperform its benchmark index during the fiscal year? Throughout the year, the Portfolio maintained an overweighted position in the strong-performing health care and energy sectors. We believe that the Portfolio also was aided by its lack of meaningful exposure to the telecommunications services sector, which was plagued by ongoing competitive issues that pressured pricing, margins and profitability levels for the sector. Finally, the Portfolio maintained healthy exposure to the strong-performing financial sector. In particular, Fannie Mae and Freddie Mac were rewarding holdings for the Portfolio.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
The investment environment during 2000 proved to be a difficult one, as the Federal Reserve continued to raise interest rates in an effort to slow U.S. economic growth from very high levels in an attempt to preempt future inflation problems. Also contributing to the slowdown was the fact that energy prices remained stubbornly high -- raising costs for the industrial economy and consumers alike. The market proved particularly vulnerable to this confluence of negative developments given the very high valuation levels existing at the time -- especially within the technology sector.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Despite the difficult market environment in 2000, we remained unwavering in our philosophy that premium, long-term valuations are generally awarded to those companies that possess superior growth and profitability characteristics on an ongoing basis. While our growth orientation resulted in a modest overweighting in technology stocks throughout much of the year, our fundamental focus on companies with sustainable competitive advantages and attractive business models, as well as sensitivity to stock valuations, insulated us from direct exposure to the collapse of the "dot-com" stocks. Additionally, our focus on "sustainable growth" kept us overweighted in health care stocks and proved rewarding.

What industries or securities did you emphasize during the fiscal year, and what looks attractive to you going forward?
Our primary areas of emphasis in 2000 were health care, technology and energy. Both health care and technology are likely to remain areas of investment focus in the year ahead. We continue to favor certain high-quality pharmaceutical companies that we believe stand to benefit from strong underlying unit demand and favorable demographic trends, especially in today's uncertain economic environment. While slightly more cautious on the technology sector in the near term, we are intrigued by the sector's attractive secular growth prospects. We also begin the year with a continued emphasis on energy stocks. As 2001 unfolds, however, we believe the group's multi-year investment opportunity is likely to become more fully appreciated by the market. As this occurs, we expect to reduce or eliminate positions in this sector, given its relatively modest "normalized" growth prospects.

In general, we expect to gradually increase the cyclical bent of the Portfolio as the year progresses. With additional rate cuts anticipated from the Federal Reserve, we believe the groundwork should be in place for a bottoming of the economy and subsequent re-acceleration of corporate profit growth. In anticipation, we are likely to become somewhat more aggressive in our technology exposure, and return to some of the consumer cyclical stocks that we sold last year. These investments would likely be funded by a reduction in more defensive, stable growth companies, energy holdings and cash reserves.


Respectfully,

Philip J. Sanders
Manager
Growth Portfolio

Comparison of Change in Value of $10,000 Investment
                          W&R Target Growth Portfolio
                             and The S&P 500 Index

                                        W&R Target            S&P
                                            Growth            500
                                         Portfolio          Index
                                        ----------          -----
     12/31/90  Purchase                    $10,000        $10,000
     12/31/91                               13,611         13,047
     12/31/92                               16,447         14,042
     12/31/93                               18,754         15,456
     12/31/94                               19,201         15,660
     12/31/95                               26,605         21,545
     12/31/96                               29,906         26,492
     12/31/97                               36,320         35,312
     12/31/98                               46,240         45,446
     12/31/99                               62,124         55,021
     12/31/00                               63,003         49,968

----- W&R Target Growth Portfolio* -- $63,003
+++++ S&P 500 Index -- $49,968

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                   1.41%
 5 Years Ended
  12-31-00                  18.82%
10 Years Ended
  12-31-00                  20.21%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS
Amusement and Recreation Services - 0.89%
 Walt Disney Company (The)  ..............   385,000 $ 11,140,937
                                                      -----------

Building Materials and Garden Supplies - 0.82%
 Home Depot, Inc. (The)  .................   225,000   10,279,687
                                                      -----------

Business Services - 10.62%
 America Online, Inc.*  ..................   310,000   10,788,000
 BEA Systems, Inc.*  .....................   125,000    8,414,062
 Brocade Communications Systems, Inc.*  ..   120,000   11,013,750
 CheckFree Holdings Corporation*  ........   175,000    7,442,969
 Critical Path, Inc.*  ...................   185,000    5,682,969
 eBay Inc.*  .............................   325,000   10,714,844
 Intuit Inc.*  ...........................   160,000    6,305,000
 Micromuse Inc.*  ........................   130,000    7,844,687
 Microsoft Corporation*  .................   704,000   30,558,000
 Oracle Corporation*  ....................   610,000   17,728,125
 Siebel Systems, Inc.*  ..................   120,000    8,111,250
 Veritas Software Corp.*  ................   100,000    8,753,125
                                                      -----------
                                                      133,356,781
                                                      -----------

Cable and Other Pay TV Services - 1.87%
 Comcast Corporation, Class A*  ..........   335,000   13,975,781
 Viacom Inc., Class B*  ..................   205,000    9,583,750
                                                      -----------
                                                       23,559,531
                                                      -----------

Chemicals and Allied Products - 17.16%
 Bristol-Myers Squibb Company  ...........   360,000   26,617,500
 Forest Laboratories, Inc.*  .............   170,000   22,588,750
 Johnson & Johnson  ......................   202,200   21,243,638
 King Pharmaceuticals, Inc.*  ............   200,000   10,337,500
 Merck & Co., Inc.  ......................   250,000   23,406,250
 Pfizer Inc.  ............................ 1,101,425   50,665,550
 Pharmacia Corporation  ..................   224,850   13,715,850
 Schering-Plough Corporation  ............   374,400   21,247,200
 Smith International, Inc.*  .............   345,000   25,724,062
                                                      -----------
                                                      215,546,300
                                                      -----------

Communication - 0.81%
 Infinity Broadcasting Corporation,
   Class A* ..............................   222,200    6,207,713
 Nextel Communications, Inc.*  ...........   160,000    3,955,000
                                                      -----------
                                                       10,162,713
                                                      -----------

                See Notes to Schedule of Investments on page 66.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 2.89%
 Bank of America Corporation  ............   215,000    9,863,125
 Chase Manhattan Corporation (The)*  .....   300,000   13,631,250
 Citigroup Inc.  .........................   250,000   12,765,625
                                                      -----------
                                                       36,260,000
                                                      -----------

Eating and Drinking Places - 0.73%
 Wendy's International, Inc.  ............   350,000    9,187,500
                                                      -----------

Electric, Gas and Sanitary Services - 1.68%
 El Paso Energy Corporation  .............   295,000 $ 21,129,375
                                                      -----------

Electronic and Other Electric Equipment - 8.97%
 Altera Corporation*  ....................   200,000    5,268,750
 Analog Devices, Inc.*  ..................   150,000    7,678,125
 General Electric Company  ...............   538,500   25,814,344
 Integrated Device Technology, Inc.*  ....   150,000    4,945,312
 JDS Uniphase Corporation*  ..............   150,000    6,243,750
 LSI Logic Corporation*  .................   210,000    3,588,900
 Maxim Integrated Products, Inc.*  .......   125,000    5,972,656
 McData Corporation*  ....................   125,000    6,847,656
 Nokia Corporation, Series A, ADR  .......   250,000   10,875,000
 Nortel Networks Corporation  ............   410,000   13,145,625
 PMC - Sierra Inc.*  .....................    50,000    3,931,250
 Rambus Inc.*  ...........................    95,000    3,470,469
 Sycamore Networks, Inc.*  ...............   120,000    4,496,250
 Xilinx, Inc.*  ..........................   225,000   10,420,313
                                                      -----------
                                                      112,698,400
                                                      -----------

Food and Kindred Products - 1.55%
 Anheuser-Busch Companies, Inc.  .........   210,000    9,555,000
 PepsiCo, Inc.  ..........................   200,000    9,912,500
                                                      -----------
                                                       19,467,500
                                                      -----------

General Merchandise Stores - 2.76%
 BJ's Wholesale Club, Inc.*  .............   275,000   10,553,125
 Kohl's Corporation*  ....................   190,000   11,590,000
 Target Corporation  .....................   390,000   12,577,500
                                                      -----------
                                                       34,720,625
                                                      -----------

                See Notes to Schedule of Investments on page 66.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Health Services - 2.02%
 Health Management Associates, Inc.,
   Class A* ..............................   900,000   18,675,000
 Tenet Healthcare Corporation*  ..........   150,000    6,665,625
                                                      -----------
                                                       25,340,625
                                                      -----------

Industrial Machinery and Equipment - 7.78%
 Applied Materials, Inc.*  ...............   196,000    7,484,750
 Cisco Systems, Inc.*  ...................   900,700   34,451,775
 Cooper Cameron Corporation*  ............   320,000   21,140,000
 Dell Computer Corporation*  .............   370,000    6,463,438
 EMC Corporation*   ......................   358,400   23,833,600
 Juniper Networks, Inc.*  ................    35,000    4,414,375
                                                      -----------
                                                       97,787,938
                                                      -----------

Instruments and Related Products - 1.92%
 Guidant Corporation*  ...................   196,000   10,571,750
 Medtronic, Inc.  ........................   225,000   13,584,375
                                                      -----------
                                                       24,156,125
                                                      -----------

Insurance Agents, Brokers and Service - 0.98%
 Hartford Financial Services Group
   Inc. (The) ............................   175,000 $ 12,359,375
                                                      -----------

Insurance Carriers - 1.60%
 American International Group, Inc.  .....   128,812   12,696,033
 MGIC Investment Corporation  ............   110,000    7,418,125
                                                      -----------
                                                       20,114,158
                                                      -----------

Motion Pictures - 0.73%
 Time Warner Incorporated  ...............   176,000    9,194,240
                                                      -----------

Nondepository Institutions - 6.03%
 Fannie Mae  .............................   478,600   41,518,550
 Freddie Mac  ............................   335,000   23,073,125
 Morgan Stanley, Dean Witter, Discover & Co. 140,000   11,095,000
                                                      -----------
                                                       75,686,675
                                                      -----------

Oil and Gas Extraction - 6.38%
 Anadarko Petroleum Corporation  .........   225,000   15,993,000
 Burlington Resources Incorporated  ......   380,000   19,190,000
                See Notes to Schedule of Investments on page 66.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction (Continued)
 Schlumberger Limited  ...................   460,100   36,779,244
 Transocean Sedco Forex Inc.  ............   176,811    8,133,306
                                                      -----------
                                                       80,095,550
                                                      -----------

Petroleum and Coal Products - 2.04%
 Exxon Mobil Corporation  ................   295,000   25,646,563
                                                      -----------

Security and Commodity Brokers - 0.85%
 Goldman Sachs Group, Inc. (The)  ........   100,000   10,693,750
                                                      -----------

Transportation Equipment - 0.87%
 Harley-Davidson, Inc.  ..................   275,600   10,955,100
                                                      -----------

Wholesale Trade -- Nondurable Goods - 2.20%
 Enron Corp.  ............................   145,000   12,053,125
 Philip Morris Companies Inc.  ...........   355,000   15,620,000
                                                      -----------
                                                       27,673,125
                                                      -----------

TOTAL COMMON STOCKS - 84.15%                       $1,057,212,573
 (Cost: $799,481,268)
                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 1.17%
 Hertz Corporation (The),
   6.56%, 1-4-01 .........................   $14,650   14,641,991
                                                      -----------

 Chemicals and Allied Products - 2.22%
 BOC Group Inc. (DE),
   6.55%, 1-11-01 ........................   $10,000 $  9,981,805
 PPG Industries, Inc.,
   6.5%, 1-25-01 .........................    13,000   12,943,667
 Schering Corp.,
   6.45%, 1-19-01 ........................     5,000    4,983,875
                                                      -----------
                                                       27,909,347
                                                      -----------


                See Notes to Schedule of Investments on page 66.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Communication - 0.24%
 Dominion Resources Inc.,
   7.36%, 1-4-01 .........................     3,000    2,998,160
                                                      -----------

 Depository Institutions - 0.87%
 Citicorp,
   6.58%, 1-16-01 ........................     4,000    3,989,033
 National Australia Funding (DE) Inc.,
   6.57%, 1-4-01 .........................     7,000    6,996,168
                                                      -----------
                                                       10,985,201
                                                      -----------

 Electric, Gas and Sanitary Services - 2.78%
 Allegheny Energy Inc.,
   6.62%, 1-17-01 ........................     5,000    4,985,289
 Florida Power Corp.,
   7.0%, 1-8-01 ..........................     7,000    6,990,472
 National Fuel Gas Co.,
   6.75%, 1-4-01 .........................    10,000    9,994,375
 OGE Energy Corp.,
   7.0%, 1-4-01 ..........................     9,000    8,994,750
 Wisconsin Electric Power Co.,
   6.4%, 2-12-01 .........................     4,000    3,970,133
                                                      -----------
                                                       34,935,019
                                                      -----------

 Electronic and Other Electric Equipment - 1.00%
 Motorola, Inc.,
   6.47%, 1-26-01 ........................    12,618   12,561,307
                                                      -----------

 Fabricated Metal Products - 0.02%
 Danaher Corporation,
   6.6463%, Master Note ..................       257      257,000
                                                      -----------

 Food and Kindred Products - 0.45%
 General Mills, Inc.,
   6.7963%, Master Note ..................     1,690    1,690,000
 Nestle Capital Corp.,
   6.38%, 1-8-01 .........................     4,000    3,995,038
                                                      -----------
                                                        5,685,038
                                                      -----------


                See Notes to Schedule of Investments on page 66.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Industrial Machinery and Equipment - 1.35%
 Ingersoll-Rand Company:
   7.2%, 1-10-01 .........................   $ 7,000 $  6,987,400
   7.4%, 1-12-01 .........................    10,000    9,977,389
                                                      -----------
                                                       16,964,789
                                                      -----------

 Insurance Carriers - 0.32%
 SAFECO Credit Co. Inc.,
   7.23%, 1-10-01 ........................     4,000    3,992,770
                                                      -----------

 Nondepository Institutions - 2.93%
 General Electric Capital Corporation,
   6.6%, 1-11-01 .........................    10,300   10,281,117
 General Motors Acceptance Corporation,
   6.54%, 1-4-01 .........................    15,000   14,991,825
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................     4,000    4,000,000
 Transamerica Finance Corporation,
   6.58%, 1-11-01 ........................     7,500    7,486,292
                                                      -----------
                                                       36,759,234
                                                      -----------

 Paper and Allied Products - 0.80%
 International Paper Company,
   7.65%, 1-5-01 .........................    10,000    9,991,500
                                                      -----------

 Petroleum and Coal Products - 0.52%
 ExxonMobil Australia Pty. Ltd.,
   6.54%, 1-10-01 ........................     6,600    6,589,209
                                                      -----------

Total Commercial Paper - 14.67%                       184,270,565

Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.79%
 Oil and Gas Extraction
 Louis Dreyfus Corp. (Dresdner Bank AG),
   6.55%, 1-29-01 ........................    10,000    9,949,055
                                                      -----------

                See Notes to Schedule of Investments on page 66.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 0.32%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   6.54%, 1-2-01 .........................     4,008    4,008,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 15.78%                 $198,227,620
 (Cost: $198,227,620)

TOTAL INVESTMENT SECURITIES - 99.93%               $1,255,440,193
 (Cost: $997,708,888)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.07%         935,385

NET ASSETS - 100.00%                               $1,256,375,578


Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
GROWTH PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)      $1,255,440
 Cash   .................              1
 Receivables:
   Fund shares sold .....          1,550
   Dividends and interest            478
 Prepaid insurance
   premium ..............              7
                              ----------
    Total assets  .......      1,257,476
LIABILITIES                   ----------
 Payable to Fund
   shareholders .........            741
 Accrued service
   fee (Note 2) .........            260
 Accrued management
   fee (Note 2) .........             71
 Accrued accounting
   services fee (Note 2)               9
 Other  .................             19
                              ----------
    Total liabilities  ..          1,100
                              ----------
      Total net assets ..     $1,256,376
NET ASSETS                    ==========
 $0.001 par value capital stock:
   Capital stock ........     $      127
   Additional paid-in
    capital  ............        998,518
 Accumulated undistributed income:
   Net unrealized appreciation in
    value of investments         257,731
                              ----------
    Net assets applicable to
      outstanding units
      of capital ........     $1,256,376
                              ==========
Net asset value, redemption
 and offering price per share    $9.8831
                                 =======
Capital shares outstanding       127,123
Capital shares authorized        240,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
GROWTH PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $3)  .......       $  7,324
   Interest and
    amortization ........          7,012
                                --------
    Total income  .......         14,336
                                --------
 Expenses (Note 2):
   Investment management
    fee  ................          8,957
   Service fee ..........          3,245
   Accounting services
    fee  ................            103
   Custodian fees .......             63
   Legal fees ...........             30
   Audit fees ...........              9
   Other ................             74
                                --------
      Total expenses.....         12,481
                                --------
       Net investment
        income  .........          1,855
                                --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain
   on securities ........        128,585
 Unrealized depreciation
   in value of investments
   during the period ....       (119,217)
                                --------
   Net gain on
    investments  ........          9,368
                                --------
    Net increase in net
      assets resulting
      from operations           $ 11,223
                                ========
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
GROWTH PORTFOLIO
 (In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment
    income ..............      $   1,855      $     522
   Realized net gain on
     investments  .......        128,585        150,006
   Unrealized appreciation
    (depreciation) ......       (119,217)       142,019
                              ----------      ---------
    Net increase in net assets
      resulting from
      operations.........         11,223        292,547
                              ----------      ---------
 Dividends to shareholders (Note 1E):*
   From net investment
    income ..............         (1,855)          (522)
   From realized gains on
    security transactions       (128,585)      (150,006)
                              ----------      ---------
                                (130,440)      (150,528)
                              ----------      ---------
 Capital share
   transactions** .......        212,845        195,614
                              ----------      ---------
      Total increase ....         93,628        337,633
NET ASSETS
 Beginning of period           1,162,748        825,115
                              ----------     ----------
 End of period  .........     $1,256,376     $1,162,748
                              ==========     ==========
   Undistributed net investment
    income  .............            $---          $---
                                    ====           ====
                    *See "Financial Highlights" on pages 70.
**Shares issued from sale
 of shares  .............         17,563         12,932
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution       13,198         13,841
Shares redeemed .........        (10,556)        (8,588)
                                  ------         ------
Increase in outstanding
 capital shares .........         20,205         18,185
                                  ======         ======
Value issued from sale
 of shares  .............       $206,239       $133,490
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution      130,440        150,528
Value redeemed ..........       (123,834)       (88,404)
                                --------       --------
Increase in outstanding
 capital  ...............       $212,845       $195,614
                                ========       ========


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GROWTH PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2000     1999     1998    1997   1996
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........          $10.8751$ 9.2989  $7.5679 $6.7967  $6.8260
                              ----------------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.0163  0.0056   0.0456  0.0574   0.0990
 Net realized and
   unrealized gain
   on investments ..            0.1375  3.1886   2.0215  1.4003   0.7478
                              ----------------  ------- -------  -------
Total from investment
 operations  .......            0.1538  3.1942   2.0671  1.4577   0.8468
                              ----------------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.0163)(0.0056) (0.0456)(0.0570) (0.0990)
 From capital gains            (1.1295)(1.6124) (0.2905)(0.6295) (0.7771)
                              ----------------  ------- -------  -------
Total distributions.           (1.1458)(1.6180) (0.3361)(0.6865) (0.8761)
                              ----------------  ------- -------  -------
Net asset value,
 end of period  ....          $ 9.8831$10.8751  $9.2989 $7.5679  $6.7967
                              ================  ======= =======  =======
Total return .......            1.41%  34.35%   27.31%  21.45%   12.40%
Net assets, end of
 period (in
 millions)  ........          $1,256  $1,163     $825    $639     $513
Ratio of expenses
 to average net
 assets ............            0.96%   0.96%    0.80%   0.72%    0.73%
Ratio of net investment
 income to average
 net assets  .......            0.14%   0.06%    0.55%   0.75%    1.44%
Portfolio turnover
 rate  .............           56.52%  65.82%   75.58% 162.41%  243.00%


                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with William M. Nelson, portfolio manager of W&R Target High Income Portfolio

This report relates to the operation of the W&R Target High Income Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the fiscal year?
The high yield market in general, as well as the Portfolio, suffered from widening spreads during the year as the Federal Reserve aggressively tightened rates. As a result, the Portfolio had a negative return of 9.73 percent for the year, underperforming its benchmark, the Salomon Brothers High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which had a negative annual return rate of 5.68 percent.

Why did the Portfolio lag its benchmark index during the fiscal year?
The Portfolio was materially affected by its positions in telecommunications. The severe downturn in the equity markets, and especially the Nasdaq, during 2000, placed significant stress on this sector, which cut off liquidity and additional funding sources to many early stage build-out credits. This downturn caused all telecommunications sectors to widen, which in turn put significant stress on all sectors, from investment grade through high yield. Although a good portion of the Portfolio was defensive in nature, it underperformed its benchmark.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
The Portfolio's return was impacted by a number of factors. Numerous rate increases by the Federal Reserve, increasing default rates, reduced liquidity of financial intermediaries and outflows from the high yield sector all combined to widen spreads to levels not seen since 1991.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Throughout the year, we attempted to upgrade the quality of the Portfolio by purchasing higher quality BB credits, selling lower quality credits, and reducing exposure to telecommunications. This helped reduce volatility. At the same time, the Portfolio purchased shorter duration, defensive paper.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
During the year the Portfolio was heavily invested in telecommunications, especially the wireless sector, as the build-out continued both domestically and internationally. The Portfolio also had large positions in the cable sector as a defensive measure. We believe that as we enter 2001, the economy could slow considerably, and we intend to continue to be defensive in nature. We may invest in "old economy" sectors, as we believe that a recovery in those sectors is underway. The high yield market could likely experience a sharp turnaround similar to that experienced in the early 1990s. However, the magnitude may be less. We currently remain slightly defensive and intend to look for industries that are likely to experience both normal and accelerating growth prospects as the economy recovers.


Respectfully,

William M. Nelson
Manager
High Income Portfolio

Comparison of Change in Value of $10,000 Investment
                      W&R Target High Income Portfolio and
                    Salomon Brothers High Yield Market Index

                                           Salomon
                                          Brothers
                                              High
                         W&R Target          Yield
                        High Income         Market
                          Portfolio          Index
                        -----------         ------
     12/31/90  Purchase     $10,000        $10,000
     12/31/91                13,419         13,993
     12/31/92                15,525         16,490
     12/31/93                18,305         19,356
     12/31/94                17,838         19,116
     12/31/95                21,089         22,885
     12/31/96                23,707         25,466
     12/31/97                27,035         28,825
     12/31/98                27,563         29,865
     12/31/99                28,725         30,382
     12/31/00                25,931         28,658

+++++ W&R Target High Income Portfolio* -- $25,931
----- Salomon Brothers High Yield Market Index -- $28,658

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                  -9.73%
 5 Years Ended
  12-31-00                   4.22%
10 Years Ended
  12-31-00                  10.00%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS, RIGHTS AND WARRANTS
Chemicals and Allied Products - 0.73%
 Smith International, Inc.*  .............    10,000 $    745,625
                                                      -----------

Communication - 0.32%
 GT Group Telecom, Inc., Warrants (A)*  ..       300       10,500
 ITXC Corp.*  ............................     5,000       34,531
 Leap Wireless International, Inc.
   Warrants (A)* .........................     1,250       59,375
 ONO Finance Plc, Rights (A)*  ...........       250        1,750
 Powertel, Inc., Warrants*  ..............     2,400      144,000
 Primus Telecommunications Group,
   Incorporated* .........................    14,500       34,438
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       500           50
 Spanish Broadcasting System, Inc.*  .....     7,500       37,852
                                                      -----------
                                                          322,496
                                                      -----------

Electric, Gas and Sanitary Services - 0.53%
 El Paso Energy Corporation  .............     7,500      537,188
                                                      -----------

Electronic and Other Electric Equipment - 0.12%
 Amkor Technology, Inc.*  ................     5,000       77,657
 Metricom, Inc.*  ........................     5,000       50,156
                                                      -----------
                                                          127,813
                                                      -----------

Engineering and Management Services - 0.05%
 Harris Interactive Inc.*  ...............    15,000       56,016
                                                      -----------

Food Stores - 0.27%
 Kroger Co. (The)*  ......................    10,000      270,625
                                                      -----------

Holding and Other Investment Offices - 0.12%
 "Shell" Transport and Trading Company,
   p.l.c. (The), ADR .....................     2,500      123,437
                                                      -----------

Industrial Machinery and Equipment - 1.16%
 Baker Hughes Incorporated  ..............    12,500      519,531
 Cooper Cameron Corporation*  ............    10,000      660,625
                                                      -----------
                                                        1,180,156
                                                      -----------

                See Notes to Schedule of Investments on page 81.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS, RIGHTS AND WARRANTS (Continued)
Oil and Gas Extraction - 0.76%
 Schlumberger Limited  ...................     2,500  $   199,844
 Transocean Sedco Forex Inc.  ............    12,500      575,000
                                                      -----------
                                                          774,844
                                                      -----------

Paper and Allied Products - 0.01%
 SF Holdings Group, Inc., Class C (A)*  ..     1,500        7,500
                                                      -----------

Petroleum and Coal Products - 0.15%
 Royal Dutch Petroleum Company, NY Shares      2,500      151,406
                                                      -----------

TOTAL COMMON STOCKS, RIGHTS AND WARRANTS - 4.22%     $  4,297,106
 (Cost: $4,736,958)

PREFERRED STOCKS
Cable and Other Pay TV Services - 1.05%
 Adelphia Communications Corporation, 13.0%    2,500      212,500
 CSC Holdings, Inc., 11.125%  ............     8,222      861,307
                                                      -----------
                                                        1,073,807
                                                      -----------

Communication - 0.27%
 Intermedia Communications Inc., 13.5%  ..       517      271,359
                                                      -----------

Nondepository Institutions - 0.46%
 California Federal Preferred Capital
   Corporation, 9.125% ...................    20,000      463,750
                                                      -----------

Textile Mill Products - 0.86%
 Anvil Holdings, Inc., 13.0%  ............    55,928      880,866
                                                      -----------

TOTAL PREFERRED STOCKS - 2.64%                       $  2,689,782
 (Cost: $2,609,353)


                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Agricultural Production -- Crops - 1.55%
 Hines Horticulture, Inc.,
   11.75%, 10-15-05 ......................    $2,000    1,580,000
                                                      -----------

                See Notes to Schedule of Investments on page 81.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Amusement and Recreation Services - 4.62%
 Aztar Corporation,
   8.875%, 5-15-07 .......................    $1,000  $   960,000
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ........................     2,750    2,750,000
 Mohegan Tribal Gaming Authority,
   8.75%, 1-1-09 .........................     1,000      997,500
                                                      -----------
                                                        4,707,500
                                                      -----------

Business Services - 5.02%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-06 .......................     2,030    2,060,450
 Lamar Advertising Company,
   9.625%, 12-1-06 .......................     1,500    1,545,000
 National Equipment Services, Inc.,
   10.0%, 11-30-04 .......................     1,250      727,750
 Outdoor Systems, Inc.,
   8.875%, 06-15-07 ......................       750      778,125
                                                      -----------
                                                        5,111,325
                                                      -----------

Cable and Other Pay TV Services - 8.45%
 Adelphia Communications Corporation,
   10.5%, 7-15-04 ........................     1,000      980,000
 CSC Holdings, Inc.,
   8.125%, 8-15-09 .......................       250      254,780
 Charter Communications Holdings, LLC and
   Charter Communications Holdings Capital
   Corporation,
   8.625%, 4-1-09 ........................       500      450,000
 Diamond Cable Communications Plc,
   11.75%, 12-15-05 ......................     1,361    1,265,730
 FrontierVision Holdings, L.P.,
   11.0%, 10-15-06 .......................     2,500    2,325,000
 Renaissance Media Group LLC,
   0.0%, 4-15-08 (B) .....................       500      340,000
 Telewest Communications plc,
   11.0%, 10-1-07 ........................     2,500    2,212,500
 United International Holdings, Inc.,
   0.0%, 2-15-08 (B) .....................     2,000      780,000
                                                      -----------
                                                        8,608,010
                                                      -----------

                See Notes to Schedule of Investments on page 81.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Communication - 21.60%
 ACME Television, LLC,
   10.875%, 9-30-04 ......................    $1,026 $    887,490
 Alestra, S. de R.L. de C.V.,
   12.625%, 5-15-09 ......................     1,000      805,000
 Allbritton Communications Company,
   9.75%, 11-30-07 .......................       500      488,750
 American Radio Systems Corporation,
   9.0%, 2-1-06 ..........................       250      257,500
 Concentric Network Corporation,
   12.75%, 12-15-07 ......................       750      641,250
 EchoStar DBS Corporation,
   9.375%, 2-1-09 ........................     1,500    1,455,000
 GT Group Telecom, Inc.,
   0.0%, 2-1-10 (B) ......................       300      100,500
 Grupo Iusacell, S.A. de C.V.,
   14.25%, 12-1-06 .......................     1,000      990,000
 Hyperion Telecommunications, Inc.:
   0.0%, 4-15-03 (B) .....................       750      555,000
   12.0%, 11-1-07 ........................       250      107,500
 Intercel, Inc.,
   0.0%, 2-1-06 (B) ......................     1,000      965,000
 Intermedia Communications of Florida, Inc.,
   0.0%, 5-15-06 (B) .....................       750      525,000
 Leap Wireless International, Inc.,
   12.5%, 4-15-10 ........................     1,250      656,250
 LIN Holdings Corp.,
   0.0%, 3-1-08 (B) ......................     1,500    1,098,750
 Microcell Telecommunications Inc.,
   0.0%, 6-1-06  (B) .....................     2,000    1,910,000
 Nextel Communications, Inc.,
   9.375%, 11-15-09 ......................     2,000    1,880,000
 Nextel International, Inc.,
   12.75%, 8-1-10 (A) ....................       750      601,875
 Nextel Partners, Inc.:
   11.0%, 3-15-10 ........................     1,000      960,000
   11.0%, 3-15-10 (A) ....................       250      240,000
 ONO Finance Plc,
   13.0%, 5-1-09 .........................       250      185,000
 Primus Telecommunications Group, Incorporated,
   5.75%, 2-15-07, Convertible (A) .......       750      154,687
 Salem Communications Corporation,
   9.5%, 10-1-07 .........................       500      475,000
 Spanish Broadcasting System, Inc.,
   9.625%, 11-1-09 .......................     1,000      880,000
 Sprint Spectrum L.P.,
   0.0%, 8-15-06 (B) .....................     2,000    2,026,220
 Susquehanna Media Co.,
   8.5%, 5-15-09 .........................     1,000      990,000
 VoiceStream Wireless Corporation:
   0.0%, 11-15-09 (B) ....................     1,500    1,080,000
   10.375%, 11-15-09 .....................     1,000    1,077,500
                                                      -----------
                                                       21,993,272
                                                      -----------
                See Notes to Schedule of Investments on page 81.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Depository Institutions - 2.93%
 Sovereign Bancorp, Inc.,
   10.5%, 11-15-06 .......................    $3,000 $  2,985,000
                                                      -----------

Eating and Drinking Places - 2.11%
 Foodmaker, Inc.,
   8.375%, 4-15-08 .......................     2,000    1,890,000
 NE Restaurant Company, Inc.,
   10.75%, 7-15-08 .......................       375      260,625
                                                      -----------
                                                        2,150,625
                                                      -----------

Electric, Gas and Sanitary Services - 1.74%
 El Paso Electric Company,
   9.4%, 5-1-11 ..........................       500      544,190
 Transportadora de Gas del Sur S.A.,
   10.375%, 4-15-03 (A) ..................     1,250    1,225,000
                                                      -----------
                                                        1,769,190
                                                      -----------

Food and Kindred Products - 0.29%
 Pilgrim's Pride Corporation,
   10.875%, 8-1-03 .......................       300      291,000
                                                      -----------

Food Stores - 0.07%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-04 (C) ....................       500       65,000
                                                      -----------

Furniture and Fixtures - 1.29%
 Sealy Mattress Company,
   0.0%, 12-15-07 (B) ....................     1,750    1,314,687
                                                      -----------

Health Services - 4.80%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-02 .........................     1,250    1,243,750
 IASIS Healthcare Corporation,
   13.0%, 10-15-09 .......................     1,750    1,592,500
 Tenet Healthcare Corporation:
   8.625%, 12-1-03 .......................       500      512,500
   8.0%, 1-15-05 .........................     1,250    1,265,625
   9.25%, 9-1-10 .........................       250      271,563
                                                      -----------
                                                        4,885,938
                                                      -----------

                See Notes to Schedule of Investments on page 81.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Holding and Other Investment Offices - 0.98%
 Host Marriott, L.P.,
   9.25%, 10-1-07 (A) ....................    $1,000  $   995,000
                                                      -----------

Hotels and Other Lodging Places - 5.21%
 CapStar Hotel Company,
   8.75%, 8-15-07 ........................     1,000      925,000
 MGM Grand, Inc.,
   9.75%, 6-1-07 .........................     2,000    2,100,000
 Prime Hospitality Corp.:
   9.25%, 1-15-06 ........................     1,750    1,785,000
   9.75%, 4-1-07 .........................       500      495,000
                                                      -----------
                                                        5,305,000
                                                      -----------

Industrial Machinery and Equipment - 0.88%
 American Standard Inc.,
   9.25%, 12-1-16 ........................       600      600,000
 WEC Company,
   12.0%, 7-15-09 ........................     1,000      290,000
                                                      -----------
                                                          890,000
                                                      -----------

Miscellaneous Retail - 4.94%
 Amazon.com, Inc.,
   0.0%, 5-1-08 (B) ......................     1,000      510,000
 Michaels Stores, Inc.,
   10.875%, 6-15-06 ......................     4,500    4,522,500
                                                      -----------
                                                        5,032,500
                                                      -----------

Oil and Gas Extraction - 2.85%
 Cliffs Drilling Company,
   10.25%, 5-15-03 .......................     1,000    1,027,500
 R&B Falcon Corporation,
   9.5%, 12-15-08 ........................     1,715    1,877,925
                                                      -----------
                                                        2,905,425
                                                      -----------

Paper and Allied Products - 2.98%
 SF Holdings Group, Inc.,
   0.0%, 3-15-08 (B) .....................     7,500    3,037,500
                                                      -----------

Primary Metal Industries - 0.15%
 ISG Resources, Inc.,
   10.0%, 4-15-08 ........................       500      150,000
                                                      -----------
                See Notes to Schedule of Investments on page 81.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Railroad Transportation - 2.01%
 Kansas City Southern Railway Company (The),
   9.5%, 10-1-08 (A) .....................    $  750  $   768,750
 TFM, S.A. de C.V.:
   10.25%, 6-15-07 .......................       250      231,250
   0.0%, 6-15-09 (B) .....................     1,410    1,043,400
                                                      -----------
                                                        2,043,400
                                                      -----------

Rubber and Miscellaneous Plastics Products - 0.96%
 Graham Packaging Holdings Company,
   0.0%, 1-15-09  (B) ....................     1,750      560,000
 Home Products International, Inc.,
   9.625%, 5-15-08 .......................       750      420,000
                                                      -----------
                                                          980,000
                                                      -----------

Textile Mill Products - 0.49%
 Anvil Knitwear, Inc.,
   10.875%, 3-15-07 ......................       500      426,250
 Consoltex Group Inc.,
   11.0%, 10-1-03 ........................     1,000       75,000
                                                      -----------
                                                          501,250
                                                      -----------

Transportation by Air - 1.24%
 Atlas Air, Inc.,
   10.75%, 8-1-05 ........................       500      515,000
 USAir, Inc.,
   9.625%, 2-1-01 ........................       750      748,748
                                                      -----------
                                                        1,263,748
                                                      -----------

Trucking and Warehousing - 1.18%
 Iron Mountain Incorporated,
   8.125%, 5-15-08 .......................       750      705,000
 Pierce Leahy Corp.,
   9.125%, 7-15-07 .......................       500      497,500
                                                      -----------
                                                        1,202,500
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 78.34%              $79,767,870
 (Cost: $89,092,895)


                See Notes to Schedule of Investments on page 81.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES
Cable and Other Pay TV Services - 2.11%
 Viacom Inc.:
   7.55%, 1-3-01 .........................    $1,404 $  1,403,411
   7.45%, 1-4-01 .........................       750      749,534
                                                      -----------
                                                        2,152,945
                                                      -----------

Electric, Gas and Sanitary Services - 2.45%
 New York State Electric & Gas Corp.:
   7.7%, 1-4-01 ..........................       500      499,679
   7.75%, 1-4-01 .........................     2,000    1,998,709
                                                      -----------
                                                        2,498,388
                                                      -----------

Fabricated Metal Products - 4.62%
 Danaher Corporation,
   6.6463%, Master Note ..................     4,708    4,708,000
                                                      -----------

Food and Kindred Products - 0.02%
 General Mills, Inc.,
   6.7963%, Master Note ..................        18       18,000
                                                      -----------

Printing and Publishing - 3.93%
 American Greetings Corp.,
   8.5%, 1-3-01 ..........................     4,000    3,998,111
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 13.13%                 $ 13,375,444
 (Cost $13,375,444)

TOTAL INVESTMENT SECURITIES - 98.33%                 $100,130,202
 (Cost: $109,814,650)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.67%       1,696,676

NET ASSETS - 100.00%                                 $101,826,878

                See Notes to Schedule of Investments on page 81.

THE HIGH INCOME PORTFOLIO
December 31, 2000

Notes to Schedule of Investments
     *No dividends were paid during the preceding 12 months.
(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $4,064,437 or 3.99% of net assets.
(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
HIGH INCOME PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)        $100,130
 Cash   .................            224
 Receivables:
   Dividends and interest          1,473
   Fund shares sold .....             80
 Prepaid insurance
   premium ..............              1
                                --------
    Total assets  .......        101,908
LIABILITIES..............        -------
 Payable to Fund
   shareholders .........             48
 Accrued service
   fee (Note 2) .........             21
 Accrued management
   fee (Note 2) .........              5
 Accrued accounting
   services fee (Note 2)               4
 Other  .................              3
                                --------
    Total liabilities  ..             81
                                --------
      Total net assets ..       $101,827
NET ASSETS                      ========
 $0.001 par value capital stock:
   Capital stock ........       $     30
   Additional paid-in
    capital  ............        132,993
 Accumulated undistributed loss:
   Accumulated undistributed net
    realized loss on investment
    transactions  .......        (21,512)
   Net unrealized depreciation in
    value of investments          (9,684)
                                --------
    Net assets applicable to
      outstanding units
      of capital ........       $101,827
                                ========
Net asset value, redemption
 and offering price per share    $3.3542
                                 =======
Capital shares outstanding        30,358
Capital shares authorized         70,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
HIGH INCOME PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and
    amortization ........       $ 11,946
   Dividends ............            218
                                --------
    Total income  .......         12,164
                                --------
 Expenses (Note 2):
   Investment management
    fee  ................            694
   Service fee ..........            292
   Accounting services
    fee  ................             41
   Custodian fees .......             10
   Audit fees ...........              7
   Legal fees ...........              3
   Other ................             12
        .................       --------
    Total expenses ......          1,059
                                --------
      Net investment
       income ...........         11,105
                                --------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss
   on securities ........        (13,198)
 Unrealized depreciation
   in value of investments
   during the period ....         (8,922)
                                --------
   Net loss on
    investments  ........        (22,120)
                                --------
    Net decrease
      in net assets
      resulting from
      operations ........       $(11,015)
                                ========


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
HIGH INCOME PORTFOLIO
 (In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment
    income  .............        $11,105       $ 11,321
   Realized net loss
    on investments  .....        (13,198)        (7,976)
   Unrealized appreciation
    (depreciation)  .....         (8,922)         1,657
                                 -------       --------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........        (11,015)         5,002
                                 -------       --------
 Dividends to shareholders
   from net investment
    income (Note 1E)* ...        (11,105)       (11,321)
                                 -------       --------
 Capital share
   transactions** .......          3,248            665
                                --------       --------
      Total decrease ....        (18,872)        (5,654)
NET ASSETS
 Beginning of period             120,699        126,353
                                --------       --------
 End of period  .........       $101,827       $120,699
                                ========       ========
   Undistributed net investment
    income  .............           $---           $---
                                    ====           ====
                    *See "Financial Highlights" on pages 85.
**Shares issued from sale
 of shares  .............          3,983          3,202
Shares issued from reinvest-
 ment of dividends  .....          3,312          2,715
Shares redeemed .........         (5,888)        (5,590)
                                   -----          -----
 Increase in outstanding
   capital shares........          1,407            327
                                   =====          =====
Value issued from sale
 of shares  .............        $15,990        $14,259
Value issued from reinvest-
 ment of dividends ......         11,105         11,321
Value redeemed ..........        (23,847)       (24,915)
                                 -------        -------
 Increase in outstanding
   capital ..............        $ 3,248        $   665
                                 =======        =======
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
HIGH INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2000     1999     1998    1997   1996
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $4.1691 $4.4143  $4.7402 $4.5750  $4.4448
                               ------- -------  ------- -------  -------
Income (loss) from investment
 operations:
 Net investment
   income ..........            0.4107  0.4313   0.4185  0.4098   0.4216
 Net realized and
   unrealized gain
   (loss) on
   investments .....           (0.8149)(0.2452) (0.3259) 0.2324   0.1302
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......           (0.4042) 0.1861   0.0926  0.6422   0.5518
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.4107)(0.4313) (0.4185)(0.4098) (0.4216)
 From capital gains            (0.0000)(0.0000) (0.0000)(0.0672) (0.0000)
                               ------- -------  ------- -------  -------
Total distributions            (0.4107)(0.4313) (0.4185)(0.4770) (0.4216)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $3.3542 $4.1691  $4.4143 $4.7402  $4.5750
                               ======= =======  ======= =======  =======
Total return .......           -9.73%   4.22%    1.95%  14.04%   12.46%
Net assets, end of
 period (in
 millions)  ........            $102    $121     $126    $120      $97
Ratio of expenses
 to average net
 assets ............            0.96%   0.92%    0.77%   0.70%    0.71%
Ratio of net investment
 income to average
 net assets  .......           10.02%   9.17%    8.76%   8.79%    9.10%
Portfolio turnover
 rate  .............          118.96%  87.84%   63.64%  65.28%   58.91%


                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with Thomas A. Mengel, portfolio manager of W&R Target International Portfolio

This report relates to the operation of the W&R Target International Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
The Portfolio was negatively impacted by the strong U.S. dollar. As a result, W&R Target International Portfolio underperformed, declining 23.66 percent for the fiscal year, compared with the Morgan Stanley E.A.FE. Index (Europe, Australia, Far East -- the index that generally reflects the performance of the international securities markets), which declined 14.17 percent.

Why did the Portfolio lag its benchmark index during the fiscal year?
The Portfolio underperformed its benchmark index primarily because we adopted a defensive investment approach early in the second quarter of 2000. We believed this defensive position to be prudent due to the rapidly deteriorating global technology sector and its potential impact on earnings, equity prices and global economies. Europe's single currency, the Euro, was especially weak for the first 10 months of the year, also resulting in a negative contribution to our investment performance.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
The technology sector was responsible for much of the tremendous stock market gains seen in late 1999 and the first quarter of 2000. Then, early in the second quarter of 2000, sector rotation began to shift back and forth between high tech stocks and the more cyclical basic industry companies. In the second half of the year, it became apparent that orders and production patterns were declining in the United States and slowing in Asia. Late in the fourth quarter, economists began to debate the possibility of a U.S. recession, which would most negatively impact the foreign regions of Asia, Latin America, Canada and Japan, as well as emerging markets in general.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Although our high tech and emerging market holdings were pared beginning early in the second quarter of 2000, the Portfolio continued to hold what we believe are fundamentally sound technology companies that were negatively impacted by three quarters worth of high energy prices and slowing global economic growth. We attempted to reduce general market risk by broadening our industry exposure and adding traditional defensive holdings. "TMT" (technology-media-telecom) stocks were reduced, defensive issues such as utilities and food companies were added, and we carefully boosted cyclicals, especially interest-rate-sensitive stocks such as financials.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Early in 2000 we were still heavily concentrated in TMT stocks. Early in the second quarter we moved to a defense investment approach, adding classical defensive sectors such as stable foods, beverages and financially sound utilities.

As the U.S. economic slowdown became more apparent by mid-year 2000, we reduced exposure to regions most closely aligned with U.S. economic activity. We intend to continue this defensive posture as we move into the first quarter of 2001.
We also intend to maintain our much lower exposure to Japanese equities, not only because of the possibility of a U.S. recession, but also because we feel as if Japanese political events suggest government spending plans may be more ambitious than responsible in the first half of 2001. Europe will likely continue to be our major focus because we believe that European economic growth should outperform globally, tax cuts may be enacted in several countries in 2001, attractive corporate restructuring opportunities still exist, and corporations are generally less exposed to the U.S. economy. In addition, most analysts are expecting the late-2000 Euro recovery to continue.

Globally, we believe that corporate earnings disappointments are likely to dominate the first quarter of 2001, along with reports of production cuts and possible inventory building. Significant U.S. interest rate cuts are now anticipated in the coming months, and major foreign central banks may soon follow. At that point we will have better insight as to the extent of the U.S. economic slowdown and its impact on foreign firms.


Respectfully,

Thomas A. Mengel
Manager
International Portfolio

Comparison of Change in Value of $10,000 Investment
                       W&R Target International Portfolio
                        and Morgan Stanley E.A.FE. Index

                                            MORGAN
                         W&R TARGET        STANLEY
                      INTERNATIONAL        E.A.FE.
                          PORTFOLIO          INDEX
                          ---------      ---------
     05/03/94  Purchase     $10,000        $10,000
     12/31/94                10,026          9,990
     12/31/95                10,756         11,110
     12/31/96                12,381         11,782
     12/31/97                14,448         11,991
     12/31/98                19,345         14,389
     12/31/99                32,031         18,269
     12/31/00                24,454         15,681

----- W&R Target International Portfolio* -- $24,454
+++++ Morgan Stanley E.A.FE. Index** -- $15,681

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Morgan Stanley E.A.FE. Index (including income) are not available, investment in the index was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                 -23.66%
 5 Years Ended
  12-31-00                  17.85%
6+ Years Ended
  12-31-00++                14.35%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12/31/00.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS
Argentina - 0.20%
 IMPSAT Fiber Networks, Inc.*  ...........   120,000  $   528,750
                                                      -----------

Canada - 2.22%
 AT&T Canada Inc., Class B (A)*  .........    80,000    2,320,464
 Nortel Networks Corporation  ............    68,600    2,199,488
 QLT Inc.*  ..............................    50,200    1,408,737
                                                      -----------
                                                        5,928,689
                                                      -----------

China - 1.27%
 China Petroleum and Chemical
   Corporation (A)* ...................... 9,876,000    1,557,429
 China Unicom Limited (A)*  .............. 1,186,000    1,817,083
                                                      -----------
                                                        3,374,512
                                                      -----------

Finland - 0.52%
 Nokia Corporation, Series A, ADR  .......    31,800    1,383,300
                                                      -----------

France - 10.63%
 Alcatel Alsthom CGE, SA, ADR  ...........    34,900    1,952,219
 Alcatel Optronics S.A. (A)*  ............    10,100      445,886
 ASSURANCES GENERALES DE FRANCE (A)*  ....    53,300    3,703,998
 Bouygues S.A. (A)  ......................    51,500    2,333,546
 Business Objects S.A., ADR*  ............    31,000    1,756,344
 Essilor International SA (A)  ...........    12,175    3,973,156
 France Telecom S.A. (A)  ................    21,000    1,813,355
 STMicroelectronics N.V. (A)  ............    37,000    1,615,722
 Suez Lyonnaise des Eaux (A)  ............    37,500    6,849,561
 TOTAL FINA ELF, S.A. (A)  ...............    17,000    2,528,808
 Vivendi Universal S.A. (A)  .............    20,400    1,342,951
                                                      -----------
                                                       28,315,546
                                                      -----------

Germany - 7.27%
 Bayerische Hypo- und Vereinsbank
   Aktiengesellschaft (A) ................    24,250    1,361,836
 Deutsche Post World Net AG (A)*  ........    52,450    1,128,450
 Deutsche Post World Net AG (A)(B)*  .....    58,000    1,247,857
 Deutsche Prandbrief- und
   Hypothekenbank AG (A) .................    18,725    1,360,172
 Heyde AG (A)*  ..........................   100,000    1,150,398
 Kamps AG (A)  ...........................    50,000      530,592
 Munchener Ruckversicherungs - Gesellschaft
   Aktiengesellschaft (A) ................    15,750    5,620,513
                See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Germany (Continued)
 Rhoen-Klinikum AG (A)  ..................    49,800 $  2,796,677
 Techem AG (A)(B)*  ......................   130,000    4,004,322
 R.T. SET Real Time Synthesized
   Entertainment Technology Ltd.(A)(B)* ..    60,000      171,855
                                                      -----------
                                                       19,372,672
                                                      -----------

Hong Kong - 1.23%
 China Mobile (Hong Kong) Limited (A)*  ..   600,000    3,277,049
                                                      -----------

Ireland - 0.72%
 Bank of Ireland (The) (A)  ..............   191,182    1,917,476
                                                      -----------

Italy - 6.17%
 Assicurazioni Generali S.p.A. (A)  ......   114,500    4,548,390
 AutosTrade S.p.A. (A)  ..................   363,800    2,408,594
 Finmeccanica S.p.A. (A)(B)*  ............   900,000    1,027,751
 Saipem S.p.A. (A)  ......................   571,400    3,117,656
 Telecom Italia S.p.A., Ordinary
   Shares (A) ............................   221,600    2,451,472
 UniCredito Italiano SpA (A)  ............   553,925    2,897,464
                                                      -----------
                                                       16,451,327
                                                      -----------

Japan - 7.53%
 Canon Inc. (A)  .........................    52,000    1,819,613
 Keyence Corporation (A)  ................     5,300    1,298,224
 Kyocera Corporation (A)  ................    17,000    1,854,518
 Matsushita Electric Industrial
   Co., Ltd. (A) .........................   110,000    2,627,067
 NTT DoCoMo, Inc. (A)  ...................        60    1,034,030
 Nippon Telegraph and
   Telephone Corporation (A) .............       450    3,239,874
 Sony Corporation (A)  ...................    30,000    2,073,309
 Takeda Chemical Industries, Ltd. (A)  ...    52,000    3,075,147
 Toshiba Corporation (A)  ................   279,000    1,864,719
 Uni-Charm Corporation (A)  ..............    23,200    1,177,150
                                                      -----------
                                                       20,063,651
                                                      -----------

Netherlands - 8.03%
 Equant N.V. (A)*  .......................    45,000    1,176,927
 Fortis NV (A)  ..........................   160,000    5,198,858
 Head N.V. (A)*  .........................   132,500      770,226
 Koninklijke Philips Electronics N.V.,
   Ordinary Shares (A) ...................    99,958    3,662,829
 Ordina N.V. (A)*  .......................    87,609    1,896,407
                See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
December 31, 2000

                                              Shares        Value

COMMON STOCKS (Continued)
Netherlands (Continued)
 QIAGEN N.V. (A)*  .......................   134,400 $  4,884,522
 Royal Dutch Petroleum Company (A)  ......    30,000    1,838,570
 VNU N.V. (A)  ...........................    40,000    1,966,475
                                                      -----------
                                                       21,394,814
                                                      -----------

Portugal - 0.37%
 Banco Comercial Portugues, S.A. (A)(B)  .   183,600      974,166
                                                      -----------

Spain - 2.57%
 BANCO SANTANDER CENTRAL HISPANO S.A. (A)    307,500    3,292,015
 Red Electrica de Espana (A)  ............   119,225    1,125,240
 Telefonica, S.A. (A)*  ..................   147,300    2,434,598
                                                      -----------
                                                        6,851,853
                                                      -----------

Switzerland - 6.73%
 Nestle S.A. (A) .........................     1,725    4,020,781
 Swiss Reinsurance Company (A)  ..........     1,350    3,234,106
 UBS AG, REGISTERED SHARES (A)  ..........    34,000    5,545,415
 Zurich Financial Services (A)  ..........     8,500    5,120,861
                                                      -----------
                                                       17,921,163
                                                      -----------

United Kingdom - 12.33%
 Allied Domecq PLC (A)  ..................   185,700    1,227,497
 Baltimore Technologies plc (A)  .........   145,500      750,704
 Barclays PLC (A)  .......................    61,350    1,901,038
 Bass PLC (A)  ...........................   122,800    1,338,790
 Boots Company PLC (The) (A)  ............   240,000    2,185,823
 Capita Group Plc (The) (A)(B)  ..........   215,610    1,612,224
 Diageo plc (A)  .........................   260,500    2,921,833
 Energis plc (A)*  .......................   293,040    1,972,086
 Lloyds TSB Group plc (A)  ...............   335,564    3,552,999
 Marconi plc (A)  ........................   140,000    1,505,370
 Misys plc (A)  ..........................   255,896    2,525,770
 Reckitt Benckiser plc (A)  ..............   260,000    3,585,013
 Reed International P.L.C. (A)  ..........   218,000    2,282,133
 Scottish and Southern Energy plc (A)  ...   327,000    3,031,977
 Vodafone Group Plc (A)  .................   671,000    2,463,545
                                                      -----------
                                                       32,856,802
                                                      -----------

                See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value
COMMON STOCKS (Continued)
United States - 2.15%
 JDS Uniphase Corporation*  ..............    16,800 $    699,300
 Pharmacia Corporation  ..................    36,000    2,196,000
 Schlumberger Limited  ...................    21,300    1,702,669
 Transocean Sedco Forex Inc.  ............    24,300    1,117,800
                                                      -----------
                                                        5,715,769
                                                      -----------

TOTAL COMMON STOCKS - 69.94%                         $186,327,539
 (Cost: $183,435,876)

PREFERRED STOCKS
Brazil - 0.68%
 Petroleo Brasileiro S.A. -
   Petrobras (A) .........................    78,000    1,831,200
                                                      -----------

Germany - 4.93%
 MLP AG (A)  .............................   120,000   13,128,618
                                                      -----------

TOTAL PREFERRED STOCKS - 5.61%                       $ 14,959,818
 (Cost: $1,877,792)

CORPORATE DEBT SECURITY - 0.06%
Germany
 Kamps AG, Convertible,
   0.0%, 3-17-15 (C) .....................    EUR407 $    167,683
                                                      -----------
 (Cost: $197,572)

SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 6.85%
 Hertz Corporation (The),
   6.56%, 1-4-01 .........................   $ 8,000    7,995,626
 PHH Corp.,
   8.0%, 1-11-01 .........................    10,275   10,252,167
                                                      -----------
                                                       18,247,793
                                                      -----------

 Depository Institutions - 4.12%
 Citicorp,
   6.58%, 1-16-01 ........................     4,000    3,989,033
 National Australia Funding (DE) Inc.,
   6.57%, 1-4-01 .........................     7,000    6,996,167
                                                      -----------
                                                       10,985,200
                                                      -----------

                See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 3.29%
 Allegheny Energy Inc.,
   6.62%, 1-17-01 ........................    $3,300 $  3,290,291
 Florida Power Corp.,
   7.0%, 1-8-01 ..........................     3,000    2,995,917
 Nicor Inc.,
   6.58%, 1-25-01 ........................     2,500    2,489,033
                                                      -----------
                                                        8,775,241
                                                      -----------

 Electronic and Other Electric Equipment - 1.87%
 Motorola, Inc.,
   6.46%, 1-25-01 ........................     5,000    4,978,467
                                                      -----------

 Food and Kindred Products - 0.84%
 General Mills, Inc.,
   6.7963%, Master Note ..................     2,248    2,248,000
                                                      -----------

 Industrial Machinery and Equipment - 0.75%
 Ingersoll-Rand Company,
   7.4%, 1-12-01 .........................     2,000    1,995,478
                                                      -----------

 Nondepository Institutions - 1.13%
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................     3,000    3,000,000
                                                      -----------

 Paper and Allied Products - 0.32%
 Kimberly-Clark Corp.,
   6.48%, 1-18-01 ........................       841      838,427
                                                      -----------

 Petroleum and Coal Products - 1.50%
 ExxonMobil Australia Pty. Ltd.,
   6.54%, 1-10-01 ........................     4,000    3,993,460
                                                      -----------

Total Commercial Paper - 20.67%                        55,062,066

Commercial Paper (backed by irrevocable bank
 letter of credit) - 2.16%
 Nondepository Institutions
 ED&F Man Finance Inc. (Rabobank Nederland),
   6.55%, 1-29-01 ........................     5,780    5,753,709
                                                      -----------

                See Notes to Schedule of Investments on page 93.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation
 California - 0.65%
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   6.54%, 1-2-01 .........................    $1,737 $  1,737,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 23.48%                 $ 62,552,775
 (Cost: $62,552,775)

TOTAL INVESTMENT SECURITIES - 99.09%                 $264,007,815
 (Cost: $248,064,015)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.91%       2,421,168

NET ASSETS - 100.00%                                 $266,428,983


Notes to Schedule of Investments
     *No dividends were paid during the preceding 12 months.
(A)  Listed on an exchange outside of the United States.
(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $9,038,175 or 3.39% of net assets.
(C) Principal amounts are denominated in the indicated foreign currency, where applicable(EUR-EURO).
     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
INTERNATIONAL PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)        $264,008
 Cash   .................              1
 Receivables:
   Investment securities
    sold  ...............          2,173
   Dividends and interest            350
   Fund shares sold .....            319
 Prepaid insurance
   premium...............              2
                                --------
    Total assets  .......        266,853
LIABILITIES                     --------
 Payable to Fund
   shareholders .........            297
 Accrued service
   fee (Note 2) .........             54
 Accrued management
   fee (Note 2) .........             18
 Accrued accounting
   services fee (Note 2)               5
 Other  .................             50
                                --------
    Total liabilities  ..            424
                                --------
      Total net assets ..       $266,429
NET ASSETS                      ========
 $0.001 par value capital stock:
   Capital stock ........       $     34
   Additional paid-in
    capital  ............        250,448
 Accumulated undistributed income:
   Net unrealized appreciation in
    value of investments          15,947
                                --------
    Net assets applicable to
      outstanding units
      of capital ........       $266,429
                                ========
Net asset value, redemption
 and offering price per share    $7.8610
                                 =======
Capital shares outstanding        33,893
Capital shares authorized         70,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
INTERNATIONAL PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)


INVESTMENT INCOME
 Income (Note 1B):
   Interest and
    amortization ........         $2,573
   Dividends (net of foreign
    withholding taxes
    of $184)  ...........          2,042
                                --------
    Total income  .......          4,615
                                --------
 Expenses (Note 2):
   Investment management
    fee  ................          2,556
   Service fee ..........            754
   Custodian fees .......            298
   Accounting services
    fee  ................             53
   Audit fees ...........              8
   Legal fees ...........              8
   Other ................             16
        .................       --------
    Total expenses ......          3,693
                                --------
      Net investment
       income ...........            922
                                --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain
   on securities ........         36,246
 Realized net loss
   on foreign currency
   transactions .........           (378)
                                --------
   Realized net gain
    on investments  .....         35,868
 Unrealized depreciation
   in value of investments
   during the period ....       (117,075)
                                --------
   Net loss on
    investments  ........        (81,207)
                                --------
    Net decrease
      in net assets
      resulting from
      operations                $(80,285)
                                ========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
INTERNATIONAL PORTFOLIO
 (In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment
    income  .............       $    922       $     80
   Realized net gain
    on investments  .....         35,868         23,079
   Unrealized appreciation
    (depreciation)  .....       (117,075)        94,082
                                --------       --------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........        (80,285)       117,241
                                --------       --------
Dividends to shareholders (Note 1E):*
   From net investment
    income ..............           (544)           ---
   From realized gains on
    security transactions        (36,034)       (23,371)
                                --------       --------
                                 (36,578)       (23,371)
                                --------       --------
 Capital share
   transactions** .......         83,263         37,198
                                --------       --------
      Total increase (decrease)  (33,600)       131,068

NET ASSETS
 Beginning of period             300,029        168,961
                                --------       --------
 End of period  .........       $266,429       $300,029
                                ========       ========
   Undistributed net investment
    income  .............           $---           $---
                                  ======           ====
                    *See "Financial Highlights" on page 97.
**Shares issued from sale
 of shares  .............          6,858          3,867
Shares issued from reinvest-
 ment of dividends and/or capital
 gains distribution  ....          4,653          1,958
Shares redeemed .........         (2,756)        (2,300)
                                  ------         ------
Increase in outstanding
 capital shares .........          8,755          3,525
                                  ======         ======

Value issued from sale
 of shares  .............        $75,985        $33,901
Value issued from reinvest-
 ment of dividends and/or capital
 gains distribution  ....         36,578         23,371
Value redeemed ..........        (29,300)       (20,074)
                                 -------        -------
Increase in outstanding
 capital  ...............        $83,263        $37,198
                                 =======        =======

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               ---------------------------------------
                                2000     1999    1998    1997     1996
                               ------   ------  ------- --------------
Net asset value,
 beginning of
 period  ...........          $11.9354$ 7.8176  $6.3842 $5.9990  $5.2790
                              ----------------  ------- -------  -------
Income (loss) from investment operations:
 Net investment
   income ..........            0.0298  0.0032   0.0353  0.0485   0.0644
 Net realized and
   unrealized gain (loss)
   on investments...           (2.8531) 5.1235   2.1283  0.9534   0.7329
                              ----------------  ------- -------  -------
Total from investment
 operations  .......           (2.8233) 5.1267   2.1636  1.0019   0.7973
                              ----------------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.0186)(0.0000) (0.0353)(0.0463) (0.0644)
 From capital gains            (1.2325)(1.0089) (0.6949)(0.5704) (0.0129)
                              ----------------  ------- -------  -------
Total distributions.           (1.2511)(1.0089) (0.7302)(0.6167) (0.0773)
                              ----------------  ------- -------  -------
Net asset value,
 end of period  ....          $ 7.8610$11.9354  $7.8176 $6.3842  $5.9990
                              ======== =======  ======= =======  =======
Total return........          -23.66%  65.58%   33.89%  16.70%   15.11%
Net assets, end of
 period (in
 millions)  ........            $266    $300     $169    $115      $80
Ratio of expenses
 to average net
 assets ............            1.23%   1.21%    1.02%   0.98%    1.00%
Ratio of net investment
 income to average
 net assets  .......            0.31%   0.04%    0.47%   0.79%    1.42%
Portfolio turnover
 rate  .............          116.84% 118.71%   88.84% 117.37%   75.01%

                       See Notes to Financial Statements.


MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with W. Pactrick Sterner, portfolio manager of W&R Target Limited-Term Bond Portfolio


This report relates to the operation of W&R Target Limited-Term Bond Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
The W&R Target Limited-Term Bond Portfolio performed well for the fiscal year, very slightly underperforming its benchmark index. The Portfolio's one-year return increased 8.73 percent, compared with the Salomon Brothers 1-5 Year Treasury/Government-Sponsored/Corporate Year Index (reflecting the performance of securities that generally represent the short-maturity sector of the bond market), which increased 8.97 percent for the year.

What factors affected the Portfolio's performance during the fiscal year?
There were several factors that contributed positively to the Portfolio's performance during the fiscal year. The first was a slightly longer duration during a period of declining interest rates. The Portfolio also had a significant concentration in mortgage-backed securities, which outperformed most intermediate sectors of the market. With regard to corporate bonds, an overweighting in defense industry issues helped, as this was one of the best performing sectors of the corporate market.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
The Portfolio benefited from a tender offer for notes it held in Baxter International Inc. The tender offer was for a significant premium above the market value of the notes at the time of the tender. The company had a sizable cash position and decided to reduce debt by buying back several of its outstanding debt issues during the year.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include treasuries, agencies, corporates and mortgage-backed securities. Based on our determination that mortgage-backed securities offered a good value, we overweighted the sector, which helped overall returns. We also felt that corporates were attractive. Most corporate sectors, however, lagged the returns on treasuries for the year, which hurt the Portfolio's performance somewhat.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The two industries with the heaviest weightings in the Portfolio over the fiscal year were defense and railroads. Going forward, we believe that there are several sectors that have underperformed and are beginning to look attractive. Both retail and telecommunications performed somewhat poorly over the last year, and we are currently monitoring the stronger companies in those sectors for potential purchase in the future.


Respectfully,

W. Patrick Sterner
Manager
Limited-Term Bond Portfolio

Comparison of Change in Value of $10,000 Investment
                   W&R Target Limited-Term Bond Portfolio and
   Salomon Brothers 1 - 5 Year Treasury/Government Sponsored/Corporate Index

                                           Salomon
                                          Brothers
                                          1-5 Year
                                         Treasury/
                         W&R Target     Government
                       Limited-Term     Sponsored/
                               Bond      Corporate
                          Portfolio          Index
                          ---------    -----------
     05/03/94  Purchase     $10,000        $10,000
     12/31/94                10,026         10,105
     12/31/95                11,462         11,404
     12/31/96                11,892         11,938
     12/31/97                12,707         12,791
     12/31/98                13,553         13,769
     12/31/99                13,790         14,065
     12/31/00                14,993         15,328

+++++ W&R Target Limited-Term Bond Portfolio* -- $14,993
 ..... Salomon Brothers 1 - 5 Year Treasury/Government Sponsored/Corporate
Index** -- $15,328

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Salomon Brothers 1 - 5 Year Treasury/Government Sponsored/Corporate Index are not available, investment in the index was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                   8.73%
 5 Years Ended
  12-31-00                   5.52%
6+ Years Ended
  12-31-00++                 6.26%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-00.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES
Auto Repair, Services and Parking - 2.32%
 Hertz Corporation (The),
   7.375%, 6-15-01 .......................      $150   $  150,462
                                                      -----------

Chemicals and Allied Products - 3.08%
 Praxair, Inc.,
   6.75%, 3-1-03 .........................       200      199,422
                                                      -----------

Communication - 1.56%
 Westinghouse Electric Corporation,
   8.875%, 6-1-01 ........................       100      100,984
                                                      -----------

Depository Institutions - 3.42%
 Mercantile Bancorporation Inc.,
   7.625%, 10-15-02 ......................       217      221,444
                                                      -----------

Electric, Gas and Sanitary Services - 12.60%
 NorAm Energy Corp.,
   6.375%, 11-1-03 .......................       200      200,134
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .........................       200      202,506
 UtiliCorp United,
   6.875%, 10-1-04 .......................       100       98,707
 WMX Technologies, Inc.,
   7.0%, 5-15-05 .........................       200      195,994
 Western Resources, Inc.,
   7.25%, 8-15-02 ........................       120      118,294
                                                      -----------
                                                          815,635
                                                      -----------

Food and Kindred Products - 3.19%
 Grand Metropolitan Investment Corp.,
   7.125%, 9-15-04 .......................       200      206,458
                                                      -----------

General Merchandise Stores - 4.48%
 Penney (J.C.) Company, Inc.,
   7.6%, 4-1-07 ..........................       150       90,000
 Sears Roebuck Acceptance Corp.,
   6.36%, 12-4-01 ........................       200      200,346
                                                      -----------
                                                          290,346
                                                      -----------

Instruments and Related Products - 2.30%
 Raytheon Company,
   6.75%, 8-15-07 ........................       150      149,103
                                                      -----------
               See Notes to Schedule of Investments on page 104.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 17.02%
 American General Finance Corporation,
   6.2%, 3-15-03 .........................      $150    $ 149,696
 Aristar, Inc.,
   5.85%, 1-27-04 ........................       150      147,070
 Associates Corporation of North America,
   7.0%, 7-23-01 .........................       200      200,816
 Ford Motor Credit Company,
   6.7%, 7-16-04 .........................       200      199,886
 General Electric Capital Corporation,
   6.15%, 11-5-01 ........................       200      200,028
 General Motors Acceptance Corporation,
   7.0%, 9-15-02 .........................       203      204,868
                                                      -----------
                                                        1,102,364
                                                      -----------

Petroleum and Coal Products - 2.87%
 Chevron Corporation Profit Sharing/Savings
   Plan Trust Fund,
   8.11%, 12-1-04 ........................        72       74,226
 USX Corporation,
   9.8%, 7-1-01 ..........................       110      111,408
                                                      -----------
                                                          185,634
                                                      -----------

Railroad Transportation - 5.85%
 Norfolk Southern Corporation,
   7.35%, 5-15-07 ........................       200      206,306
 Union Pacific Corporation,
   7.875%, 2-15-02 .......................       170      172,320
                                                      -----------
                                                          378,626
                                                      -----------

Transportation Equipment - 2.55%
 Lockheed Martin Corporation,
   7.25%, 5-15-06 ........................       160      165,173
                                                      -----------

TOTAL CORPORATE DEBT SECURITIES - 61.24%               $3,965,651
 (Cost: $4,001,491)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   7.0%, 8-1-07 ..........................       197      198,194
   6.05%, 9-15-20 ........................        74       74,308

               See Notes to Schedule of Investments on page 104.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Federal National Mortgage Association:
   5.33%, 10-8-02 ........................      $150   $  148,734
   6.4%, 12-27-04 ........................       155      154,177
   6.21%, 8-15-05 ........................       100       98,953
   6.5%, 12-1-10 .........................        43       43,085
   6.0%, 1-1-11 ..........................        47       46,686
   6.5%, 2-1-11 ..........................        54       54,002
   7.0%, 5-1-11 ..........................        38       38,512
   7.0%, 7-1-11 ..........................        43       43,429
   7.0%, 9-1-12 ..........................        52       52,990
   6.0%, 11-1-13 .........................       203      200,051
   7.0%, 9-1-14 ..........................       133      134,828
   7.0%, 10-1-14 .........................       196      198,003
   7.0%, 4-1-26 ..........................        54       53,861
 Government National Mortgage Association:
   6.5%, 1-15-14 .........................       106      106,207
   7.5%, 3-15-15 .........................       187      191,791
   7.0%, 7-15-29 .........................       192      193,088
                                                      -----------

TOTAL UNITED STATES GOVERNMENT SECURITIES - 31.36%     $2,030,899
 (Cost: $2,014,358)

SHORT-TERM SECURITIES
 Fabricated Metal Products - 0.45%
 Danaher Corporation,
   6.6463%, Master Note ..................        29       29,000
                                                      -----------

 Food and Kindred Products - 0.71%
 General Mills, Inc.,
   6.7963%, Master Note ..................        46       46,000
                                                      -----------

 Nondepository Institutions - 4.83%
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................       313      313,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 5.99%                    $  388,000
 (Cost: $388,000)



               See Notes to Schedule of Investments on page 104.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
December 31, 2000

                                                            Value

TOTAL INVESTMENT SECURITIES - 98.59%                   $6,384,550
 (Cost: $6,403,849)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.41%          91,115

NET ASSETS - 100.00%                                   $6,475,665


Notes to Schedule of Investments
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.


STATEMENT OF ASSETS AND LIABILITIES
LIMITED-TERM BOND PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)          $6,385
 Cash   .................              1
 Receivables:
   Dividends and interest             93
   Fund shares sold .....              4
                                  ------
    Total assets  .......          6,483
LIABILITIES..............         ------
 Payable to Fund
   shareholders..........              5
 Accrued service
   fee (Note 2) .........              1
 Other  .................              1
                                  ------
    Total liabilities  ..              7
                                  ------
      Total net assets ..         $6,476
NET ASSETS                        ======
 $0.001 par value capital stock:
   Capital stock ........         $    1
   Additional paid-in
    capital  ............          6,510
 Accumulated undistributed loss:
   Accumulated undistributed net
    realized loss on investment
    transactions  .......            (16)
   Net unrealized
    depreciation in value of
    investments .........            (19)
                                 -------
    Net assets applicable to
      outstanding units
      of capital ........         $6,476
                                 =======
Net asset value, redemption
 and offering price per share    $5.1666
                                 =======
Capital shares outstanding         1,253
Capital shares authorized         20,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
LIMITED-TERM BOND PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and
    amortization ........           $396
                                    ----
 Expenses (Note 2):
   Investment management
    fee  ................             30
   Service fee ..........             15
   Audit fees ...........              5
   Custodian fees .......              2
   Other ................              1
                                    ----
    Total  ..............             53
    Less expenses in
      excess of voluntary
      waiver of management
      fee (Note 2).......            (30)
                                    ----
      Total expenses.....             23
                                    ----
       Net investment
        income  .........            373
                                    ----
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net loss
   on investments........             (9)
 Unrealized appreciation
   in value of
   investments during
   the period ...........            137
                                    ----
   Net gain on
    investments  ........            128
                                    ----
    Net increase in net
      assets resulting
      from operations ...           $501
                                    ====


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
LIMITED-TERM BOND PORTFOLIO
(In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment
    income  .............         $  373         $  318
   Realized net loss
    on investments  .....             (9)            (7)
   Unrealized appreciation
    (depreciation) ......            137           (217)
                                  ------         ------
    Net increase
      in net assets
      resulting from
      operations.........            501             94
                                  ------         ------
 Dividends to shareholders
   from net investment
    income (Note 1E)* ...           (373)          (318)
                                  ------       --------
 Capital share
   transactions** .......            309          1,744
                                  ------         ------
      Total increase ....            437          1,520
NET ASSETS
 Beginning of period               6,039          4,519
                                  ------         ------
 End of period  .........         $6,476         $6,039
                                  ======         ======
   Undistributed net investment
    income  .............           $---           $---
                                    ====           ====
                    *See "Financial Highlights" on page 108.
**Shares issued from sale
 of shares  .............            282            554
Shares issued from reinvest-
 ment of dividends  .....             72             63
Shares redeemed .........           (299)          (283)
                                     ---            ---
Increase in outstanding
 capital shares  ........             55            334
                                     ===            ===

Value issued from sale
 of shares  .............         $1,469         $2,914
Value issued from reinvest-
 ment of dividends  .....            373            318
Value redeemed ..........         (1,533)        (1,488)
                                  ------         ------
Increase in outstanding
 capital  ...............         $  309         $1,744
                                  ======         ======
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
LIMITED-TERM BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                               For the fiscal year ended December 31,
                               ----------------------------------------
                                2000     1999    1998    1997    1996
                              -------  -------  ------- ------- -------
Net asset value,
 beginning of
 period  ...........           $5.0405 $5.2292  $5.1882 $5.1639  $5.2521
                               ------- -------  ------- -------  -------
Income (loss) from investment
 operations:
 Net investment
   income ..........            0.3155  0.2799   0.2935  0.3086   0.2842
 Net realized and
   unrealized gain (loss)
   on investments ..            0.1261 (0.1887)  0.0522  0.0451  (0.0870)
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            0.4416  0.0912   0.3457  0.3537   0.1972
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.3155)(0.2799) (0.2935)(0.3086) (0.2842)
 From capital gains            (0.0000)(0.0000) (0.0112)(0.0208) (0.0012)
                               ------- -------  ------- -------  -------
Total distributions            (0.3155)(0.2799) (0.3047)(0.3294) (0.2854)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $5.1666 $5.0405  $5.2292 $5.1882  $5.1639
                               ======= =======  ======= =======  =======
Total return .......            8.73%   1.74%    6.66%   6.85%    3.79%
Net assets, end of
 period (in
 millions)  ........              $6      $6       $5      $4       $4
Ratio of expenses to
 average net assets             0.40%   0.64%    0.79%   0.73%    0.76%
Ratio of net investment
 income to average
 net assets  .......            6.33%   5.63%    5.65%   5.93%    5.92%
Portfolio turnover
 rate  .............           47.32%  22.81%   47.11%  35.62%   15.81%


                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with Mira Stevovich, portfolio manager of W&R Target Money Market Portfolio


This report relates to the operation of W&R Target Money Market Portfolio for the fiscal year ended December 31, 2000. The following discussion and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
Overall, the Portfolio's yield increased during the fiscal year due to increases in interest rates. In what we believe was largely an attempt to slow down the U.S. economy, the Federal Reserve increased the federal funds rate a full percentage point during the first half of 2000. By autumn, there were signs that these actions were in fact resulting in a declining economy. The market anticipated steady short-term rates into 2001. However, economic data late in the year began to show a much quicker slowdown. By year-end, market sentiment anticipated that the Federal Reserve would lower the rates at its January meeting. Therefore, by year-end money market securities with longer maturities were yielding less than securities maturing in one day.

What market conditions or events influenced the Portfolio's performance during the fiscal year?
Upward pressure on interest rates generally occurs over year-end, which tends to help the Portfolio's yield increase. This year, however, with anticipated action by the Federal Reserve to lower rates, this market phenomenon was less evident.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
The Portfolio was invested in floating-rate securities and securities with shorter maturities early in the year, as interest rates were on the rise. As market and credit conditions permitted, securities with longer maturities were purchased. The minimal year-end pressure on short-term interest rates made the use of this strategy less advantageous, in our opinion. However, when possible, we attempted to utilize this strategy to the Portfolio's advantage.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The Portfolio is generally diversified over all industries. However, because banks and financial institutions are a large part of the short-term market, the Portfolio is currently more heavily weighted in these areas. We believe that the slowing of the U.S. economy has led to some credit deterioration. Therefore, going forward, securities purchased will be carefully selected from industries that we feel should be least affected by an economic downturn. Currently, we feel that U.S. Government agency securities look attractive and carry less credit risk than other securities.


Respectfully,

Mira Stevovich
Manager
Money Market Portfolio

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
BANK OBLIGATIONS
Commercial Paper - 6.20%
 ANZ (DE) Inc.,
   6.65%, 1-8-01 .........................    $  600  $   599,224
 Banco del Istmo S.A. (Barclays Bank PLC),
   6.58%, 1-17-01 ........................     1,500    1,495,567
 Bank One Corporation,
   6.3%, 3-19-01 .........................       900      887,873
 Svenska Handelsbanken Inc.,
   6.57%, 2-13-01 ........................       226      224,226
                                                      -----------
                                                        3,206,890
                                                      -----------

Notes - 12.94%
 Atlantic American Corporation (Wachovia Bank, N.A.),
   6.65%, 1-3-01 .........................     1,500    1,500,000
 Banc One Corp.,
   6.7975%, 1-3-01 .......................     1,000    1,000,000
 First Union National Bank:
   6.69875%, 1-18-01 .....................     1,000    1,000,000
   6.68%, 3-7-01 .........................     1,000    1,000,000
 Shepherd Capital L.L.C. (Comerica Bank),
   6.82%, 1-4-01 .........................     1,190    1,190,000
 Wells Fargo & Company,
   6.48938%, 3-19-01 .....................     1,000      999,885
                                                      -----------
                                                        6,689,885
                                                      -----------

TOTAL BANK OBLIGATIONS - 19.14%                       $ 9,896,775
 (Cost: $9,896,775)

CORPORATE OBLIGATIONS
Commercial Paper
 Communication - 5.73%
 AT&T Corp.,
   6.67%, 3-8-01 .........................     1,000    1,000,000
 British Telecommunications PLC,
   6.45%, 7-20-01 ........................     1,000      964,167
 Lucent Technologies Inc.,
   7.1%, 1-17-01 .........................     1,000      996,844
                                                      -----------
                                                        2,961,011
                                                      -----------

 Electric, Gas and Sanitary Services - 7.86%
 Allegheny Energy Inc.,
   6.5%, 3-9-01 ..........................     1,000      987,903
 Georgia Power Co.:
   6.6%, 2-16-01 .........................     1,000      991,567
   6.57%, 3-14-01 ........................       500      493,430
 Questar Corp.,
   6.6%, 2-2-01 ..........................     1,600    1,590,613
                                                      -----------
                                                        4,063,513
                                                      -----------
               See Notes to Schedule of Investments on page 115.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Fabricated Metal Products - 2.37%
 Danaher Corporation,
   6.6463%, Master Note ..................    $1,225  $ 1,225,000
                                                      -----------

 Nondepository Institutions - 4.83%
   IBM Credit Corp.,
   7.04%, 1-2-01 .........................     2,500    2,499,511
                                                      -----------

 Primary Metal Industries - 1.25%
 CSN Overseas (Barclays Bank PLC),
   6.5%, 2-8-01 ..........................       650      645,540
                                                      -----------

Total Commercial Paper - 22.04%                        11,394,575

Notes
 Communication - 3.86%
 AT&T Corp.,
   6.725%, 1-19-01 .......................     1,000    1,000,000
 Verizon Global Funding, Inc.,
   6.61%, 3-15-01 ........................     1,000      999,728
                                                      -----------
                                                        1,999,728
                                                      -----------

 Electric, Gas and Sanitary Services - 3.45%
 Baltimore Gas and Electric Company,
   6.68625%, 3-1-01 ......................     1,784    1,783,953
                                                      -----------

 Food and Kindred Products - 0.97%
 Heinz (H.J.) Co.,
   6.82%, 11-15-01 .......................       500      500,000
                                                      -----------

 Industrial Machinery and Equipment - 2.51%
 International Business Machines Corporation,
   5.56%, 3-8-01 .........................     1,300    1,296,994
                                                      -----------

 Instruments and Related Products - 2.89%
 Honeywell International Inc.,
   5.75%, 3-15-01 ........................     1,500    1,496,312
                                                      -----------

 Miscellaneous Retail - 2.90%
 Todd Shopping Center, L.L.C., Taxable
   Variable Rate Demand Bonds, Series 1999
   (Wachovia Bank, N.A.),
   6.65%, 1-3-01 .........................     1,500    1,500,000
                                                      -----------
               See Notes to Schedule of Investments on page 115.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Nondepository Institutions - 10.64%
 Associates Corp. of North America,
   6.68%, 3-14-01 ........................    $1,000  $ 1,000,568
 Deere (John) Capital Corp.,
   6.58%, 1-26-01 ........................     2,500    2,500,000
 Fleet National Bank,
   6.97%, 1-2-01 .........................     1,000    1,000,680
 General Motors Acceptance Corporation,
   5.4%, 2-26-01 .........................     1,000      997,809
                                                      -----------
                                                        5,499,057
                                                      -----------

 Security and Commodity Brokers - 2.71%
 Merrill Lynch & Co., Inc.,
   6.7%, 2-22-01 .........................     1,400    1,399,152
                                                      -----------

 Wholesale Trade - Nondurable Goods - 1.92%
 Philip Morris Companies Inc.,
   6.0%, 7-15-01 .........................     1,000      993,711
                                                      -----------

Total Notes - 31.85%                                   16,468,907

TOTAL CORPORATE OBLIGATIONS - 53.89%                  $27,863,482
 (Cost: $27,863,482)

MUNICIPAL OBLIGATIONS
California - 3.87%
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   6.8%, 1-4-01 ..........................     2,000    2,000,000
                                                      -----------

Colorado - 3.45%
 City and County of Denver, Colorado, Department
   of Aviation, Airport System, Subordinate
   Commercial Paper Taxable Notes, Series 2000B,
   6.51%, 3-12-01 ........................     1,805    1,782,152
                                                      -----------

Florida - 1.91%
 City of Gainesville, Florida, Utilities
   System, Commercial Paper Notes, Series
   D (Federally Taxable), (SunTrust Bank),
   6.51%, 3-5-01 .........................     1,000      988,608
                                                      -----------

               See Notes to Schedule of Investments on page 115.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
Louisiana - 7.83%
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds, Series 1995 (Taxable),
   (The Dow Chemical Company Project):
   6.67%, 1-11-01 ........................    $1,000  $ 1,000,000
   6.65%, 1-10-01 ........................       750      750,000
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   6.63%, 2-12-01 ........................     1,300    1,300,000
 Gulf Coast Industrial Development Authority,
   Environmental Facilities Revenue Bonds
   (CITGO Petroleum Corporation Project), Taxable
   Series 1998 (Royal Bank of Canada),
   6.67%, 1-24-01 ........................     1,000    1,000,000
                                                      -----------
                                                        4,050,000
                                                      -----------

Mississippi - 0.97%
 Mississippi Business Finance Corporation,
   Taxable Adjustable Mode, Industrial Development
   Revenue Bonds (BenchCraft Project), Series 1999
   (Wachovia Bank, N.A.),
   6.65%, 1-3-01 .........................       500      500,000
                                                      -----------

New Jersey - 0.14%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (First Union National Bank),
   7.13%, 1-3-01..........................        70       70,000
                                                      -----------

New York - 3.15%
 Putnam Hospital Center, Multi-Mode Revenue Bonds,
   Series 1999 (The Bank of New York),
   6.84%, 1-3-01 .........................     1,000    1,000,000
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   6.81%, 1-4-01 .........................       630      630,000
                                                      -----------
                                                        1,630,000
                                                      -----------
               See Notes to Schedule of Investments on page 115.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Pennsylvania - 2.88%
 Schuylkill County Industrial Development
   Authority, Commercial Development Revenue
   Bonds (Midway Supermarket, Inc. Project),
   Taxable Series of 1995 (First Union National Bank),
   7.13%, 1-3-01 .........................    $1,290  $ 1,290,000
 Montgomery County Industrial Development
   Authority, Federally Taxable Variable
   Rate Demand Revenue Bonds (Neose
   Technologies, Inc. Project), Series
   B of 1997 (First Union National Bank),
   7.13%, 1-3-01 .........................       200      200,000
                                                      -----------
                                                        1,490,000
                                                      -----------

Texas - 2.41%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   6.59%, 1-16-01.........................     1,250    1,246,566
                                                      -----------

TOTAL MUNICIPAL OBLIGATIONS - 26.61%                  $13,757,326
 (Cost: $13,757,326)

TOTAL INVESTMENT SECURITIES - 99.64%                  $51,517,583
 (Cost: $51,517,583)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.36%         184,798

NET ASSETS - 100.00%                                  $51,702,381


Notes to Schedule of Investments
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
MONEY MARKET PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)         $51,518
 Cash   .................              1
 Receivables:
   Fund shares sold .....            730
   Dividends and interest            519
 Prepaid insurance
   premium ..............              1
                                 -------
    Total assets  .......         52,769
LIABILITIES..............        -------
 Payable to Fund
   shareholders..........          1,052
 Accrued service
   fee (Note 2)..........             10
 Accrued accounting
   services fee (Note 2)               2
 Accrued management
   fee (Note 2)..........              2
 Other  .................              1
                                 -------
    Total liabilities  ..          1,067
                                 -------
      Total net assets ..        $51,702
NET ASSETS                       =======
 $0.001 par value capital stock:
   Capital stock ........        $    52
   Additional paid-in
    capital  ............         51,650
                                 -------
    Net assets applicable to
      outstanding units
      of capital ........        $51,702
                                 =======
Net asset value, redemption
 and offering price per share    $1.0000
                                 =======
Capital shares outstanding        51,702
Capital shares authorized         60,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
MONEY MARKET PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
 Interest and
   amortization (Note 1B)         $3,550
                                  ------
 Expenses (Note 2):
   Investment management
    fee  ................            222
   Service fee ..........            138
   Accounting services
    fee .................             27
   Custodian fees .......              7
   Audit fees ...........              4
   Legal fees............              2
   Other ................             13
                                  ------
    Total expenses ......            413
                                  ------
      Net investment
       income  ..........          3,137
                                  ------
       Net increase in net
        assets resulting from
        operations  .....         $3,137
                                  ======


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
MONEY MARKET PORTFOLIO
 (In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment
    income  .............         $3,137         $2,601
                                 -------         ------
   Net increase
    in net assets
    resulting from
    operations ..........          3,137          2,601
                                 -------         ------
 Dividends to shareholders
   from net investment
   income (Note 1E)*.....         (3,137)        (2,601)
                                 -------         ------
 Capital share
   transactions** .......        (12,700)        10,379
                                 -------         ------
      Total increase
       (decrease)  ......        (12,700)        10,379
NET ASSETS
 Beginning of period              64,402         54,023
                                 -------         ------
 End of period  .........        $51,702        $64,402
                                 =======        =======
   Undistributed net investment
    income  .............           $---           $---
                                    ====           ====
                    *See "Financial Highlights" on page 119.
**Shares issued from sale
 of shares  .............        283,377        322,588
Shares issued from reinvest-
 ment of dividends  .....          3,137          2,601
Shares redeemed .........       (299,214)      (314,810)
                                 -------        -------
Increase (decrease) in
 outstanding capital shares      (12,700)        10,379
                                 =======        =======

Value issued from sale
 of shares  .............       $283,377       $322,588
Value issued from reinvest-
 ment of dividends  .....          3,137          2,601
Value redeemed ..........       (299,214)      (314,810)
                                --------       --------
Increase (decreased) in
 outstanding capital ....       $(12,700)      $ 10,379
                                ========       ========


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MONEY MARKET PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 2000     1999     1998    1997   1996
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                               ------- -------  ------- -------  -------
Net investment
 income  ...........            0.0571  0.0450   0.0492  0.0503   0.0486
Less dividends
 declared  .........           (0.0571)(0.0450) (0.0492)(0.0503) (0.0486)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                               ======= =======  ======= =======  =======
Total return .......            5.87%   4.62%    5.04%   5.13%    5.01%
Net assets, end of
 period (in
 millions)  ........             $52     $64      $54     $43      $37
Ratio of expenses
 to average net
 assets ............            0.75%   0.77%    0.68%   0.58%    0.61%
Ratio of net investment
 income to average
 net assets  .......            5.67%   4.51%    4.90%   5.04%    4.87%


                       See Notes to Financial Statements.

MANAGER'S DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with Zachary H. Shafran, portfolio manager of W&R Target Science and Technology Portfolio

This report relates to the operation of the W&R Target Science and Technology Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform over the last fiscal year?
Generally, the W&R Target Science and Technology Portfolio performed well, as it outperformed its current benchmark index during the fiscal year. Even so, given the very difficult environment for technology stocks in 2000, it had a negative return for the year. The Portfolio's one-year return declined 21.15 percent, compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which declined 37.8 percent for the year.

What helped the Portfolio outperform its benchmark index during the fiscal year? We determined early in the year that technology stocks had become severely overvalued and thus moved toward what we believed to be more defensive sectors, including drugs and health care, while increasing our cash holdings. Specifically, the Portfolio avoided the most expensive technology stocks and the so-called "dot-com" sector. We believe that the Portfolio benefited from rallies within the technology sector that occurred in the late spring/early summer of 2000.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
We believe that, since technology is very sensitive to economic activity, it was one of the first areas to show slowing demand, with PCs and wireless handsets the first areas of deceleration. As the year progressed, weakness expanded across the board and, by year-end, the economy as a whole turned down. Unfortunately, the sometimes overlooked truth about technology is that it is a capital good, and capital spending is typically very sensitive to the level of interest rates and corporate profits. When the economy became overheated early in the year, the Federal Reserve raised rates and the economy slowed. Capital spending slowed thereafter. The profit prospects for most technology companies then changed abruptly for the worse, and stocks generally follow earnings.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
Our early recognition that the economy was overheating led us to conclude that the Federal Reserve would likely act to slow activity and that, consequently, this slowing could lead to a substantial decline in technology stocks. In response, we attempted to reduce the Portfolio's exposure to highly or extremely valued stocks. We then bought technology companies that we felt were less sensitive to the economy, repositioned some holdings toward historically defensive stocks, and raised cash reserves.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Technology has declined dramatically over the fiscal year. We believe that well-positioned technology companies are at or close to fair value today. Generally, we believe that the long-term prospects for technology remain solid, causing the Portfolio to be alert to unfolding opportunities to acquire good company shares at reasonable prices.


Respectfully,

Zachary H. Shafran
Manager, Science and Technology Portfolio


Please Note: Effective February 2001, Zachary H. Shafran replaced Henry J. Herrmann as the manager of the W&R Target Funds, Inc.-Science and Technology Portfolio. Mr. Shafran is Senior Vice President of Waddell & Reed Investment Management Company (WRIMCO) and has served as the portfolio manager of other investment companies for which WRIMCO serves as investment manager since January 1996. Mr. Shafran served as an investment analyst with WRIMCO from June 1990 to January 1996.

Comparison of Change in Value of $10,000 Investment
                W&R Target Science and Technology Portfolio and
               Goldman Sachs Technology Industry Composite Index

                                           Goldman
                                             Sachs
                         W&R Target     Technology
                        Science and       Industry
                         Technology      Composite
                          Portfolio          Index
                          ---------      ---------
       4/4/97  Purchase     $10,000        $10,000
     12/31/97                11,623         12,760
     12/31/98                16,976         21,580
     12/31/99                46,626         40,757
     12/31/00                36,766         25,336

===== W&R Target Science and Technology Portfolio* -- $36,766
***** Goldman Sachs Technology Industry Composite Index** -- $25,336

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the index are not available, investment in the index was effected as of March 31, 1997.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                 -21.15%
3+ Years Ended
  12-31-00++                41.57%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++4-4-97 (the initial offering date) through 12-31-00.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS
Business Services - 11.70%
 America Online, Inc.*  ..................   111,700 $  3,887,160
 CheckFree Holdings Corporation*  ........    31,000    1,318,469
 Critical Path, Inc.*  ...................    28,000      860,125
 eBay Inc.*  .............................   146,200    4,820,031
 Getty Images, Inc.*  ....................    72,500    2,315,469
 Intuit Inc.*  ...........................    90,000    3,546,562
 NetIQ Corporation*  .....................    56,500    4,934,922
 Openwave Systems Inc.*  .................    41,500    1,975,141
 Oracle Corporation*  ....................    35,600    1,034,625
 Redback Networks*  ......................    40,000    1,638,750
 TMP Worldwide Inc.*  ....................    49,600    2,731,100
 Veritas Software Corp.*  ................    62,700    5,488,209
                                                      -----------
                                                       34,550,563
                                                      -----------

Cable and Other Pay TV Services - 0.49%
 EchoStar Communications Corporation,
   Class A* ..............................    64,000    1,458,000
                                                      -----------

Chemicals and Allied Products - 16.71%
 American Home Products Corporation  .....    59,000    3,749,450
 Bristol-Myers Squibb Company  ...........   118,600    8,768,988
 Forest Laboratories, Inc.*  .............    71,900    9,553,712
 Immunex Corporation*  ...................    17,700      719,616
 Johnson & Johnson  ......................    34,700    3,645,669
 King Pharmaceuticals, Inc.*  ............   152,900    7,903,019
 Merck & Co., Inc.  ......................    24,900    2,331,262
 Pfizer Inc.  ............................   100,000    4,600,000
 Pharmacyclics, Inc.*  ...................    70,000    2,382,187
 QLT Inc.*  ..............................    76,700    2,152,394
 Schering-Plough Corporation  ............    62,300    3,535,525
                                                      -----------
                                                       49,341,822
                                                      -----------

Communication - 5.17%
 BellSouth Corporation  ..................    52,000    2,128,750
 Illuminet Holdings, Inc.*  ..............    40,000      912,500
 Sprint Corporation - PCS Group*  ........   285,900    5,843,081
 USA Networks, Inc.*  ....................   180,000    3,504,375
 Vodafone Group Plc,
   ADR ...................................    80,000    2,865,000
                                                      -----------
                                                       15,253,706
                                                      -----------

Depository Institutions - 1.78%
 Concord EFS, Inc.*  .....................   120,000    5,272,500
                                                      -----------

               See Notes to Schedule of Investments on page 127.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 13.76%
 Broadcom Corporation, Class A*  .........    21,600 $  1,815,075
 Inet Technologies, Inc.*  ...............    50,000    2,062,500
 Integrated Device Technology, Inc.*  ....    37,700    1,242,922
 JDS Uniphase Corporation*  ..............    25,900    1,078,088
 LSI Logic Corporation*  .................    35,400      604,986
 Maxim Integrated Products, Inc.*  .......    74,000    3,535,813
 McData Corporation*  ....................    79,300    4,344,153
 Micron Technology, Inc.*  ...............   115,400    4,096,700
 Network Appliance, Inc.*  ...............    29,800    1,912,787
 Nokia Corporation, Series A, ADR  .......   215,300    9,365,550
 Nortel Networks Corporation  ............   115,350    3,698,409
 Sanmina Corporation*  ...................    67,600    5,181,962
 Sycamore Networks, Inc.*  ...............    45,500    1,704,828
                                                      -----------
                                                       40,643,773
                                                      -----------

Engineering and Management Services - 3.31%
 Celgene Corporation*  ...................    14,600      475,869
 Gene Logic Inc.*  .......................    40,000      737,500
 ICOS Corporation*  ......................    66,100    3,435,134
 Incyte Pharmaceuticals, Inc.*  ..........    60,000    1,490,625
 Paychex, Inc.  ..........................    75,000    3,649,219
                                                      -----------
                                                        9,788,347
                                                      -----------

Health Services - 0.81%
 Tenet Healthcare Corporation*  ..........    53,900    2,395,181
                                                      -----------

Industrial Machinery and Equipment - 8.13%
 Applied Materials, Inc.*  ...............    55,700    2,127,044
 Caterpillar Inc.  .......................    85,700    4,054,681
 Cisco Systems, Inc.*  ...................    46,600    1,782,450
 Cooper Cameron Corporation*  ............    18,000    1,189,125
 EMC Corporation*  .......................    85,500    5,685,750
 Ingersoll-Rand Company  .................    70,600    2,956,375
 Juniper Networks, Inc.*  ................    19,100    2,408,987
 Sun Microsystems, Inc.*  ................   137,000    3,814,594
                                                      -----------
                                                       24,019,006
                                                      -----------

Instruments and Related Products - 1.74%
 Applera Corporation-Celera
   Genomics Group* .......................    17,000      610,938
 Beckman Coulter, Inc.  ..................    23,200      972,950
 Guidant Corporation*  ...................    65,900    3,554,481
                                                      -----------
                                                        5,138,369
                                                      -----------

               See Notes to Schedule of Investments on page 127.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Oil and Gas Extraction - 2.58%
 Apache Corporation  .....................    89,700 $  6,284,606
 Schlumberger Limited  ...................    16,600    1,326,963
                                                      -----------
                                                        7,611,569
                                                      -----------

Stone, Clay and Glass Products - 0.54%
 Corning Incorporated  ...................    30,000    1,584,375
                                                      -----------

Transportation Equipment - 3.32%
 Boeing Company (The)  ...................    92,400    6,098,400
 General Dynamics Corporation  ...........    47,400    3,697,200
                                                      -----------
                                                        9,795,600
                                                      -----------

Wholesale Trade -- Nondurable Goods - 0.12%
 Packard BioScience Company*  ............    31,400      360,119
                                                      -----------
TOTAL COMMON STOCKS - 70.16%                         $207,212,930
 (Cost: $203,458,051)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 1.69%
 Hertz Corporation (The),
   6.59%, 1-8-01 .........................    $5,000    4,993,593
                                                      -----------

 Chemicals and Allied Products - 3.38%
 Schering Corp.,
   6.47%, 1-10-01 ........................    10,000    9,983,825
                                                      -----------

 Depository Institutions - 1.35%
 Citicorp,
   6.58%, 1-16-01 ........................     4,000    3,989,033
                                                      -----------

 Electric, Gas and Sanitary Services - 5.22%
 Florida Power Corp.,
   7.0%, 1-8-01 ..........................     3,000    2,995,917
 Northern Illinois Gas Company,
   6.45%, 2-1-01 .........................    10,000    9,944,458
 Wisconsin Electric Power Co.,
   6.4%, 2-12-01 .........................     2,500    2,481,333
                                                      -----------
                                                       15,421,708
                                                      -----------
               See Notes to Schedule of Investments on page 127.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electronic and Other Electric Equipment - 3.71%
 Motorola, Inc.,
   6.47%, 1-26-01 ........................   $11,000 $ 10,950,577
                                                      -----------

 Fabricated Metal Products - 0.01%
 Danaher Corporation,
   6.6463%, Master Note ..................        21       21,000
                                                      -----------

 Food and Kindred Products - 1.82%
 General Mills, Inc.,
   6.7963%, Master Note ..................     5,376    5,376,000
                                                      -----------

 Industrial Machinery and Equipment - 0.67%
 Ingersoll-Rand Company,
   7.4%, 1-12-01 .........................     2,000    1,995,478
                                                      -----------

 Insurance Carriers - 0.48%
 SAFECO Credit Co. Inc.,
   7.05%, 1-9-01 .........................     1,415    1,412,783
                                                      -----------

 Nondepository Institutions - 2.42%
 General Motors Acceptance Corporation,
   6.54%, 1-4-01 .........................     5,000    4,997,275
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................     2,168    2,168,000
                                                      -----------
                                                        7,165,275
                                                      -----------
 Petroleum and Coal Products - 4.28%
 BP Amoco Capital Plc,
   6.55%, 1-9-01 .........................     8,650    8,637,410
 ExxonMobil Australia Pty. Ltd.,
   6.54%, 1-10-01 ........................     4,000    3,993,460
                                                      -----------
                                                       12,630,870
                                                      -----------

 Primary Metal Industries - 3.71%
 Alcoa Incorporated,
   6.48%, 1-25-01 ........................    11,000   10,952,480
                                                      -----------

Total Commercial Paper - 28.74%                        84,892,622

               See Notes to Schedule of Investments on page 127.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 0.96%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   6.54%, 1-2-01 .........................    $2,835 $  2,835,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 29.70%                 $ 87,727,622
 (Cost: $87,727,622)

TOTAL INVESTMENT SECURITIES - 99.86%                 $294,940,552
 (Cost: $291,185,673)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.14%         415,746

NET ASSETS - 100.00%                                 $295,356,298


Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
SCIENCE AND TECHNOLOGY PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)        $294,941
 Cash   .................              1
 Receivables:
   Fund shares sold .....            862
   Dividends and interest             55
 Prepaid insurance
   premium...............              2
                                --------
    Total assets  .......        295,861
LIABILITIES                     --------
 Payable to Fund
   shareholders .........            351
 Payable for investment
   securities purchased .             64
 Accrued service
   fee (Note 2) .........             60
 Accrued management
   fee (Note 2) .........             20
 Accrued accounting
   services fee (Note 2)               5
 Other  .................              5
                                --------
    Total liabilities  ..            505
                                --------
      Total net assets ..       $295,356
NET ASSETS                      ========
 $0.001 par value capital stock:
   Capital stock ........       $     21
   Additional paid-in
    capital  ............        291,580
 Accumulated undistributed income:
   Net unrealized appreciation in
    value of investments           3,755
                                --------
    Net assets applicable to
      outstanding units
      of capital ........       $295,356
                                ========
Net asset value, redemption
 and offering price per share   $14.2542
                                ========
Capital shares outstanding        20,721
Capital shares authorized         50,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
SCIENCE AND TECHNOLOGY PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and
    amortization ........       $  5,020
   Dividends ............            317
                                --------
    Total income  .......          5,337
                                --------
 Expenses (Note 2):
   Investment management
    fee  ................          2,559
   Service fee ..........            751
   Accounting services
    fee  ................             53
   Custodian fees .......             22
   Audit fees ...........              7
   Legal fees ...........              7
   Other ................             18
        .................       --------
    Total expenses ......          3,417
                                --------
      Net investment
       income ...........          1,920
                                --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain
   on investments .......         55,083
 Unrealized depreciation
   in value of
   investments during
   the period ...........       (132,295)
                                --------
   Net loss on
    investments  ........        (77,212)
                                --------
    Net decrease
      in net assets
      resulting from
      operations ........       $(75,292)
                                ========


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
SCIENCE AND TECHNOLOGY PORTFOLIO
 (In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment
    income (loss)  ......       $  1,920       $   (349)
   Realized net gain
    on investments  .....         55,083          3,893
   Unrealized appreciation
    (depreciation)  .....       (132,295)       127,861
                                --------       --------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........        (75,292)       131,405
                                --------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income ..............         (1,920)           ---
   From realized gains on
    security transactions        (55,084)        (3,543)
                                --------       --------
                                 (57,004)        (3,543)
                                --------       --------
 Capital share
   transactions** .......        174,968         90,227
                                --------       --------
      Total increase  ...         42,672        218,089
NET ASSETS
 Beginning of period             252,684         34,595
                                --------       --------
 End of period  .........       $295,356       $252,684
                                ========       ========
   Undistributed net investment
    income  .............           $---           $---
                                     ===           ====
                    *See "Financial Highlights" on page 131.
**Shares issued from sale
 of shares  .............          7,789          7,622
Shares issued from reinvest-
 ment of dividends and/or
 capital gains
 distribution  ..........          3,999            158
Shares redeemed .........         (2,343)          (685)
                                   -----          -----
Increase in outstanding
 capital shares .........          9,445          7,095
                                   =====          =====

Value issued from sale
 of shares  .............       $166,054        $95,174
Value issued from reinvest-
 ment of dividends and/or
 capital gains
 distribution  ..........         57,004          3,543
Value redeemed ..........        (48,090)        (8,490)
                                --------        -------
Increase in outstanding
 capital  ...............       $174,968        $90,227
                                ========        =======
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:


                                    For the fiscal      For the
                                year ended December 31,  period
                               ------------------------   ended
                                2000    1999     1998  12/31/97*
                               ------- -------  ------- ----------
Net asset value,
 beginning of
 period  ...........          $22.4087$ 8.2750  $5.7726 $5.0000
                              ----------------  ------- -------
Income (loss) from investment operations:
 Net investment
   income (loss) ...            0.1151 (0.0309)  0.0032  0.0146
 Net realized and
   unrealized gain (loss)
   on investments ..           (4.8532)14.4840   2.6551  0.7971
                              ----------------  ------- -------
Total from investment
 operations  .......           (4.7381)14.4531   2.6583  0.8117
                              ----------------  ------- -------
Less distributions:
 From net investment
   income ..........           (0.1151)(0.0000) (0.0032)(0.0146)
 From capital gains            (3.3013)(0.3194) (0.1527)(0.0245)
                              ----------------  ------- -------
Total distributions            (3.4164)(0.3194) (0.1559)(0.0391)
                              ----------------  ------- -------
Net asset value,
 end of period  ....          $14.2542$22.4087  $8.2750 $5.7726
                              ================  ======= =======
Total return........          -21.15% 174.66%   46.05%  16.24%
Net assets, end of
 period (in
 millions)  ........            $295    $253      $35     $10
Ratio of expenses
 to average net
 assets ............            1.14%   1.10%    0.92%   0.94%
Ratio of net investment
 income (loss) to average
 net assets  .......            0.64%  -0.38%    0.07%   0.64%
Portfolio turnover
 rate  .............           93.76%  47.36%   64.72%  15.63%

   *The Science and Technology Portfolio's inception date is March 13, 1997;
    however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.

                       See Notes to Financial Statements.

MANAGERS' DISCUSSION
December 31, 2000
---------------------------------------------------------------------------


An interview with Mark G. Seferovich and Grant P. Sarris, portfolio managers of W&R Target Small Cap Portfolio


This report relates to the operation of W&R Target Small Cap Portfolio for the fiscal year ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

How did the Portfolio perform during the last fiscal year?
The W&R Target Small Cap Portfolio performed fairly well, as it outperformed its benchmark index for the year. Even so, given the difficult environment for stocks in 2000, it had a negative return for the year. The Portfolio's one-year return declined 12.35 percent, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which declined 22.36 percent for the year.

What helped the Portfolio outperform its benchmark index during the fiscal year? We believe that the healthy cash position in the Portfolio, which was more than 20 percent for much of the fiscal year, helped buffer the effects of the growing bear market toward the end of the year. The Portfolio was also overweighted in health care stocks, while maintaining a smaller exposure to technology stocks. These positions were offset somewhat by larger exposure to telecommunications, which was the worst performing sector in the market over the last year. Also, we believe that our lack of exposure to energy stocks -- given the rise in oil and natural gas prices -- was a limiting factor in our performance for the fiscal year.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?
The major influence on the Portfolio's total performance, we believe, was the significant decline in high-priced growth stocks -- particularly technology and telecommunications -- and the resulting shift to value stocks. This scenario was manifested mainly, in our opinion, by the interest rate increases that the Federal Reserve instigated early in the year and the increase in energy prices later in the year.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?
We attempted to sell some of the Portfolio's higher-priced growth stocks early in the year, including Rambus Inc., Incyte and Security First. We then re-deployed some of that money into what we believed were more reasonably priced growth stocks. This ultimately proved to be the proper strategy, given that higher priced technology stocks soon declined dramatically. However, we maintained our position in some other growth stocks, most of which declined following the interest rate increases discussed above.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We increased our emphasis on less cyclical sectors, such as health care and business services. Conversely, we attempted to reduce our exposure to sectors that we felt could be affected by a slowdown in capital spending. Given the Federal Reserve's likely inclination to cut interest rates early in 2001, we likely will move back into sectors such as technology and capital goods as the year progresses. We intend to make these moves while maintaining a focus on risk and valuation.


Respectfully,


Mark G. Seferovich
Grant P. Sarris
Managers
Small Cap Portfolio

Comparison of Change in Value of $10,000 Investment
                       W&R Target Small Cap Portfolio and
                           Russell 2000 Growth Index

                         W&R Target   Russell 2000
                          Small Cap         Growth
                          Portfolio          Index
                         ----------   ------------
     05/03/94  Purchase     $10,000        $10,000
     12/31/94                12,091         10,137
     12/31/95                15,999         13,274
     12/31/96                17,360         14,756
     12/31/97                22,834         16,663
     12/31/98                25,315         16,869
     12/31/99                38,537         24,136
     12/31/00                33,779         18,738

    ----- W&R Target Small Cap Portfolio* -- $33,779
    ..... Russell 2000 Growth Index** -- $18,738

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, investment in the index was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
   Year Ended
  12-31-00                 -12.35%
 5 Years Ended
  12-31-00                  16.12%
6+ Years Ended
  12-31-00++                20.03%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-00.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS
Automotive Dealers and Service Stations - 1.57%
 O'Reilly Automotive, Inc.*  .............   200,000 $  5,418,750
                                                      -----------

Business Services - 22.93%
 Catalina Marketing Corporation*  ........    73,500    2,861,906
 Cerner Corporation*  ....................   196,400    9,089,638
 CheckFree Holdings Corporation*  ........   185,000    7,868,281
 Citrix Systems, Inc.*  ..................   150,100    3,381,941
 Dendrite International, Inc.*  ..........   410,800    9,204,488
 Digital Insight Corporation*  ...........   415,100    7,536,659
 FactSet Research Systems, Inc.  .........   163,000    6,042,410
 Fiserv, Inc.*  ..........................   123,800    5,876,631
 Getty Images, Inc.*  ....................   294,100    9,392,819
 MemberWorks Incorporated*  ..............   202,500    4,309,453
 Niku Corporation*  ......................   320,485    2,338,547
 OTG Software, Inc.*  ....................   146,200    2,362,044
 Sanchez Computer Associates, Inc.*  .....   180,000    1,501,875
 Transaction Systems Architects, Inc.,
   Class A* ..............................   473,700    5,462,353
 Walt Disney Internet Group*  ............   447,300    1,928,981
                                                      -----------
                                                       79,158,026
                                                      -----------

Chemicals and Allied Products - 1.60%
 Pharmacyclics, Inc.*  ...................   162,500    5,530,078
                                                      -----------

Communication - 6.93%
 Emmis Communications Corporation,
   Class A* ..............................   254,700    7,290,788
 Illuminet Holdings, Inc.*  ..............   301,800    6,884,812
 RCN Corporation*  .......................   279,700    1,730,644
 Western Wireless Corporation,
   Class A* ..............................   204,400    8,016,312
                                                      -----------
                                                       23,922,556
                                                      -----------

Data Processing and Preparation - 4.91%
 Acxiom Corporation*  ....................   386,900   15,052,828
 ProBusiness Services, Inc.*  ............    70,900    1,889,928
                                                      -----------
                                                       16,942,756
                                                      -----------

Electronic and Other Electric Equipment - 6.19%
 Advanced Fibre Communications, Inc.*  ...   331,000    5,989,031
 Glenayre Technologies, Inc.*  ...........   612,400    2,172,122
 Rambus Inc.*  ...........................    76,000    2,776,375
 Tekelec*  ...............................   229,200    6,883,162
 Wilson Greatbatch Technologies, Inc.*  ..   126,100    3,562,325
                                                      -----------
                                                       21,383,015
                                                      -----------
               See Notes to Schedule of Investments on page 139.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Engineering and Management Services - 4.87%
 Gene Logic Inc.*  .......................   230,100 $  4,242,469
 ICOS Corporation*  ......................   104,000    5,404,750
 MAXIMUS, Inc.*  .........................   205,000    7,162,187
                                                      -----------
                                                       16,809,406
                                                      -----------

Food and Kindred Products - 2.42%
 American Italian Pasta Company, Class A*    312,000    8,365,500
                                                      -----------
Health Services - 2.70%
 American Healthways, Inc.*  .............   210,000    2,467,500
 Amsurg Corp., Class A*  .................   282,000    6,864,938
                                                      -----------
                                                        9,332,438
                                                      -----------

Industrial Machinery and Equipment - 1.00%
 Lam Research Corporation*  ..............   237,800    3,462,963
                                                      -----------

Instruments and Related Products - 5.74%
 ACLARA BioSciences, Inc.*  ..............   364,300    3,984,531
 Credence Systems Corporation*  ..........    42,200      979,831
 Cytyc Corporation*  .....................   141,600    8,850,000
 PINNACLE SYSTEMS, INC.*  ................   138,200    1,036,500
 VISX, Incorporated*  ....................   474,600    4,953,638
                                                      -----------
                                                       19,804,500
                                                      -----------

Leather and Leather Products - 0.28%
 Kenneth Cole Productions, Inc.,
   Class A* ..............................    24,100      970,025
                                                      -----------

Nondepository Institutions - 1.63%
 Financial Federal Corporation*  .........   235,400    5,620,175
                                                      -----------

Oil and Gas Extraction - 1.28%
 Global Industries, Ltd.*  ...............   322,800    4,408,238
                                                      -----------

Stone, Clay and Glass Products - 1.84%
 Cabot Microelectronics Corporation*  ....   121,700    6,332,203
                                                      -----------

Transportation by Air - 1.18%
 Midwest Express Holdings, Inc.*  ........   278,100    4,084,594
                                                      -----------

Transportation Equipment - 2.02%
 Gentex Corporation*  ....................   376,000    6,956,000
                                                      -----------
               See Notes to Schedule of Investments on page 139.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Wholesale Trade -- Durable Goods - 3.03%
 MSC Industrial Direct Co., Inc.,
   Class A* ..............................   483,700    8,736,831
 Packard BioScience Company*  ............   151,200    1,734,075
                                                      -----------
                                                       10,470,906
                                                      -----------

Wholesale Trade -- Nondurable Goods - 1.85%
 Allscripts, Inc.*  ......................   683,100    6,393,406
                                                      -----------

TOTAL COMMON STOCKS - 73.97%                         $255,365,535
 (Cost: $276,418,051)
                                           Principal
                                           Amount in
                                           Thousands
CORPORATE DEBT SECURITY - 0.27%
Communication
 Kestrel Solutions, Inc.,
   5.5%, 7-15-05, Convertible (A) ........   $ 1,000 $    933,750
                                                      -----------
 (Cost: $1,000,000)

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 4.60%
 Hertz Corporation (The),
   6.59%, 1-8-01 .........................   $ 6,000 $  5,992,312
 PHH Corp.,
   8.0%, 1-11-01 .........................     9,920    9,897,955
                                                      -----------
                                                       15,890,267
                                                      -----------

 Chemicals and Allied Products - 1.44%
 Schering Corp.,
   6.45%, 1-19-01 ........................     5,000    4,983,875
                                                      -----------

 Electric, Gas and Sanitary Services - 7.11%
 Michigan Consolidated Gas Co.,
   7.15%, 2-5-01 .........................     5,000    4,965,243
 National Fuel Gas Co.,
   6.78%, 1-4-01 .........................     9,650    9,644,548
 Northern Illinois Gas Company,
   6.45%, 2-1-01 .........................    10,000    9,944,458
                                                      -----------
                                                       24,554,249
                                                      -----------

               See Notes to Schedule of Investments on page 139.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electronic and Other Electric Equipment - 3.38%
 Sony Capital Corp.,
   6.62%, 1-2-01 .........................    11,650   11,647,858
                                                      -----------

 Fabricated Metal Products - 0.01%
 Danaher Corporation,
   6.6463%, Master Note ..................        45       45,000
                                                      -----------

 Food and Kindred Products - 4.22%
 ConAgra Inc.,
   7.57%, 1-19-01 ........................     2,500    2,490,537
 General Mills, Inc.,
   6.7963%, Master Note ..................     5,842    5,842,000
 Nestle Capital Corp.,
   6.5%, 1-8-01 ..........................     6,250    6,242,101
                                                      -----------
                                                       14,574,638
                                                      -----------

 Forestry - 1.15%
 Weyerhaeuser Company,
   7.25%, 1-30-01 ........................     4,000    3,976,639
                                                      -----------

 Industrial Machinery and Equipment - 0.87%
 Ingersoll-Rand Company,
   7.4%, 1-12-01 .........................     3,000    2,993,217
                                                      -----------

 Nondepository Institutions - 2.36%
 General Motors Acceptance Corporation,
   6.54%, 1-4-01 .........................     5,000    4,997,275
 PACCAR Financial Corp.,
   6.5163%, Master Note ..................     3,139    3,139,000
                                                      -----------
                                                        8,136,275
                                                      -----------

 Paper and Allied Products - 0.24%
 Kimberly-Clark Corp.,
   6.48%, 1-18-01 ........................    $  810 $    807,521
                                                      -----------

Total Commercial Paper - 25.38%                        87,609,539

               See Notes to Schedule of Investments on page 139.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 0.30%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   6.54%, 1-2-01 .........................    $1,038 $  1,038,000
                                                      -----------

TOTAL SHORT-TERM SECURITIES - 25.68%                 $ 88,647,539
 (Cost: $88,647,539)

TOTAL INVESTMENT SECURITIES - 99.92%                 $344,946,824
 (Cost: $366,065,590)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%         259,770

NET ASSETS - 100.00%                                 $345,206,594


Notes to Schedule of Investments
  *No dividends were paid during the preceding 12 months.
(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of this security amounted to $933,750 or 0.27% of net assets.

  See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
  See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
SMALL CAP PORTFOLIO
December 31, 2000
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities--at
   value (Notes 1 and 3)        $344,947
 Cash   .................              1
 Receivables:
   Fund shares sold .....            825
   Dividends and interest             85
 Prepaid insurance
   premium...............              2
                                --------
    Total assets  .......        345,860
LIABILITIES                     --------
 Payable to Fund
   shareholders .........            297
 Payable for investment
   securities purchased .            252
 Accrued service
   fee (Note 2) .........             69
 Accrued management
   fee (Note 2) .........             23
 Accrued accounting
   services fee (Note 2)               5
 Other  .................              7
                                --------
    Total liabilities  ..            653
                                --------
      Total net assets ..       $345,207
NET ASSETS                      ========
 $0.001 par value capital stock:
   Capital stock ........       $     42
   Additional paid-in
    capital  ............        366,284
 Accumulated undistributed loss:
   Net unrealized depreciation in
    value of investments         (21,119)
                                --------
    Net assets applicable to
      outstanding units
      of capital ........       $345,207
                                ========
Net asset value, redemption
 and offering price per share    $8.1345
                                ========
Capital shares outstanding        42,437
Capital shares authorized         80,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
SMALL CAP PORTFOLIO
For the Fiscal Year Ended December 31, 2000
(In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and
    amortization ........       $  6,440
   Dividends ............             31
                                --------
    Total income  .......          6,471
                                --------
 Expenses (Note 2):
   Investment management
    fee  ................          3,037
   Service fee ..........            890
   Accounting services
    fee  ................             58
   Custodian fees .......             23
   Legal fees ...........              9
   Audit fees ...........              7
   Other ................             21
                                --------
    Total expenses ......          4,045
                                --------
      Net investment
       income  ..........          2,426
                                --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTES 1 AND 3)
 Realized net gain
   on securities ........         66,818
 Unrealized depreciation
   in value of
   investments during
   the period ...........       (118,168)
                                --------
   Net loss on
    investments  ........        (51,350)
                                --------
    Net decrease
      in net assets
      resulting from
      operations ........       $(48,924)
                                ========


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
SMALL CAP PORTFOLIO
 (In Thousands)

                              For the fiscal year ended
                                      December 31,
                               ------------------------
                                    2000           1999
                               ---------      ---------
INCREASE IN NET ASSETS
 Operations:
   Net investment
    income  .............         $2,426       $  1,118
   Realized net gain
    on investments  .....         66,818         11,150
   Unrealized appreciation
    (depreciation)  .....       (118,168)        93,399
                                --------       --------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........       (48,924)        105,667
                                --------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income ..............         (2,426)        (1,111)
   From realized gains on
    security transactions        (66,818)        (9,869)
                                --------       --------
                                 (69,244)       (10,980)
                                --------       --------
 Capital share
   transactions** .......        145,475         42,644
                                --------       --------
      Total increase ....         27,307        137,331
NET ASSETS
 Beginning of period             317,900        180,569
                                --------       --------
 End of period  .........       $345,207       $317,900
                                ========       ========
   Undistributed net investment
    income  .............           $---           $---
                                    ====           ====
                   *See "Financial Highlights" on pages 143.
**Shares issued from sale
 of shares  .............          9,393          6,127
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution        8,513            945
Shares redeemed .........         (2,843)        (2,549)
                                  ------          -----
Increase in outstanding
 capital shares .........         15,063          4,523
                                  ======          =====

Value issued from sale
 of shares  .............       $108,820        $53,564
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution       69,244         10,980
Value redeemed ..........        (32,589)       (21,900)
                                --------        -------
Increase in outstanding
 capital  ...............       $145,475        $42,644
                                ========        =======

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                              ------------------------------------------
                                  2000    1999     1998    1997     1996
                               ------- -------  ------- -------  -------
Net asset value, beginning
 of period  ........          $11.6130$ 7.9019  $8.3316 $8.0176  $7.6932
                              ----------------  ------- -------  -------
Income (loss) from investment
 operations:
 Net investment
   income ..........            0.0717  0.0423   0.0798  0.0279   0.0170
 Net realized and
   unrealized gain (loss)
   on investments ..           (1.5051) 4.0847   0.8255  2.5004   0.6367
                              ----------------  ------- -------  -------
Total from investment
 operations  .......           (1.4334) 4.1270   0.9053  2.5283   0.6537
                              ----------------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.0717)(0.0421) (0.0798)(0.0282) (0.0170)
 From capital gains            (1.9734)(0.3738) (1.2027)(2.1861) (0.3123)
 In excess of realized
   capital gains ...           (0.0000)(0.0000) (0.0525)(0.0000) (0.0000)
                              ----------------  ------- -------  -------
Total distributions            (2.0451)(0.4159) (1.3350)(2.2143) (0.3293)
                              ----------------  ------- -------  -------
Net asset value,
 end of period  ....          $ 8.1345$11.6130  $7.9019 $8.3316  $8.0176
                              ================  ======= =======  =======
Total return........          -12.35%  52.23%   10.87%  31.53%    8.50%
Net assets, end of period
 (in millions)  ....            $345    $318     $181    $148      $97
Ratio of expenses
 to average net
 assets ............            1.13%   1.12%    0.97%   0.90%    0.91%
Ratio of net investment
 income to average
 net assets  .......            0.68%   0.53%    0.94%   0.32%    0.25%
Portfolio turnover
 rate  .............           58.35% 130.99%  177.32% 211.46%  133.77%


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
W&R TARGET FUNDS, INC.
December 31, 2000

NOTE 1 -- Significant Accounting Policies

     W&R Target Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is currently divided into the eleven classes that are designated the Asset Strategy Portfolio, the Balanced Portfolio, the Bond Portfolio, the Core Equity Portfolio, the Growth Portfolio, the High Income Portfolio, the International Portfolio, the Limited-Term Bond Portfolio, the Money Market Portfolio, the Science and Technology Portfolio and the Small Cap Portfolio.
The assets belonging to each Portfolio are held separately by the Custodian.
The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income (loss), and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See
     Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

                                                                 Annual
     Fund                     Net Asset Breakpoints              Rate
     ------------------------------------------------------------------
     Asset Strategy Portfolio Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     Balanced Portfolio       Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     Bond Portfolio           Up to $500 Million                 .525%
                              Over $500 Million up to $1 Billion .500%
                              Over $1 Billion up to $1.5 Billion .450%
                              Over $1.5 Billion                  .400%

     Core Equity Portfolio    Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     Growth Portfolio         Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     High Income Portfolio    Up to $500 Million                 .625%
                              Over $500 Million up to $1 Billion .600%
                              Over $1 Billion up to $1.5 Billion .550%
                              Over $1.5 Billion                  .500%

     International Portfolio  Up to $1 Billion                   .850%
                              Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     Limited-Term Bond        Up to $500 Million                 .500%
         Portfolio            Over $500 Million up to $1 Billion .450%
                              Over $1 Billion up to $1.5 Billion .400%
                              Over $1.5 Billion                  .350%

     Money Market Portfolio   All Net Assets                     .400%

     Science and Technology   Up to $1 Billion                   .850%
         Portfolio            Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     Small Cap Portfolio      Up to $1 Billion                   .850%
                              Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     However, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, has agreed to waive a Portfolio's management fee on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), WRIMCO, a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions)Rate for Each Portfolio
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                  Annual Fee
          (all dollars in millions)    Rate for Each Portfolio
          --------------------------   -----------------------
          From $    0  to $   10                  $      0
          From $   10  to $   25                  $ 10,000
          From $   25  to $   50                  $ 20,000
          From $   50  to $  100                  $ 30,000
          From $  100  to $  200                  $ 40,000
          From $  200  to $  350                  $ 50,000
          From $  350  to $  550                  $ 60,000
          From $  550  to $  750                  $ 70,000
          From $  750  to $1,000                  $ 85,000
               $1,000 and Over                    $100,000

     The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay monthly a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

     The Fund paid Directors' fees of $114,418, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Investment securities transactions for the fiscal year ended December 31, 2000 are summarized as follows:

                            Asset Strategy      Balanced          Bond
                                 Portfolio     Portfolio     Portfolio
                               -----------     ---------     ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                  $ 55,365,257  $ 45,843,383   $11,399,424
Purchases of U.S. Government
 obligations                     2,956,101    10,961,796    23,320,360
Purchases of short-term
 securities                    183,628,323   863,484,259   134,932,470
Purchases of bullion               724,886           ---           ---
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations         42,241,808    43,702,530     9,736,381
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---       915,228    24,422,973
Proceeds from maturities
 and sales of short-term
 securities                    169,760,636   841,004,659   133,059,000
Proceeds from bullion              293,932           ---           ---

                                                                  High
                               Core Equity        Growth        Income
                                 Portfolio     Portfolio     Portfolio
                               -----------     ---------     ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                $  606,147,421$  664,194,364  $121,369,469
Purchases of U.S. Government
 obligations                           ---           ---           ---
Purchases of short-term
 securities                  1,966,875,013 3,377,201,829   841,307,354
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations        476,816,620   725,614,157   133,488,065
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---           ---           ---
Proceeds from maturities
 and sales of short-term
 securities                  1,984,467,241 3,245,178,503   830,133,067

                                               Limited-    Science and
                             International    Term Bond     Technology
                                 Portfolio    Portfolio      Portfolio
                               -----------    ---------      ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                $  300,056,753    $2,002,004$  266,490,181
Purchases of U.S. Government
 obligations                           ---       593,711           ---
Purchases of short-term
 securities                  1,378,131,121     4,665,325 1,969,556,488
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations        305,394,676     2,159,008   207,825,784
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---       613,945           ---
Proceeds from maturities
 and sales of short-term
 securities                  1,329,846,241     4,165,034 1,912,677,411

                                 Small Cap
                                 Portfolio
                               -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                $  197,624,482
Purchases of U.S. Government
 obligations                           ---
Purchases of short-term
 securities                  2,784,979,210
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations        151,153,659
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---
Proceeds from maturities
 and sales of short-term
 securities                  2,760,695,000

     For Federal income tax purposes, cost of investments owned at December 31, 2000, and the related unrealized appreciation (depreciation) were as follows:

                                                            Aggregate
                                                         Appreciation
                             CostAppreciationDepreciation(Depreciation)
                     ------------------------------------------------
Asset Strategy Portfolio$ 53,842,871$ 5,897,594$  (1,233,281)$  4,664,313
Balanced Portfolio    144,823,927  17,774,252 (5,426,749)  12,347,503
Bond Portfolio        114,556,364   2,993,481 (2,191,048)     802,433
Core Equity Portfolio 917,131,267 299,045,051(79,720,316) 219,324,735
Growth Portfolio      997,904,852 340,524,263(82,988,922) 257,535,341
High Income Portfolio 109,846,817   2,647,871(12,364,486)    (9,716,615)
International Portfolio248,064,015 39,546,268(23,602,468)  15,943,800
Limited-Term Bond Portfolio6,403,849   64,463    (83,762)    (19,299)
Money Market Portfolio 51,517,583         ---        ---          ---
Science and Technology
  Portfolio           291,269,391  39,470,928(35,799,767)   3,671,161
Small Cap Portfolio   366,067,881  50,442,587(71,563,644)   (21,121,057)

NOTE 4 -- Federal Income Tax Matters

     The Fund's income and expenses attributed to each Portfolio and the gains and losses on security transactions of each Portfolio have been attributed to that Portfolio for Federal income tax purposes as well as accounting purposes. For Federal income tax purposes, Asset Strategy and Science and Technology Portfolios realized capital gain net income of $4,218,124 and $55,103,758, respectively, during the year ended December 31, 2000, which included the effect of certain losses recognized from the prior year (see discussion below). For Federal income tax purposes, Balanced and Growth Portfolios realized capital gain net income of $6,528,022 and $134,198,871, respectively, during the year ended December 31, 2000, which included the effect of certain losses deferred into the next fiscal year (see discussion below). For Federal income tax purposes, Bond Portfolio realized capital losses of $962,383 during the year ended December 31, 2000, which included the effect of certain losses recognized from the prior year (see discussion below). Capital loss carryovers of Bond Portfolio aggregated $2,316,415 at December 31, 2000 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $1,337,336 at December 31, 2002; $16,696 at December 31, 2004 and $962,383 at December 31, 2008. For Federal income tax purposes, Core Equity and Small Cap Portfolios realized capital gain net income of $147,196,283 and $66,819,913, respectively, during the year ended December 31, 2000. For Federal income tax purposes, High Income Portfolio realized capital losses of $13,383,162 for the year ended December 31, 2000, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers of High Income Portfolio aggregated $19,990,857 at December 31, 2000 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $65,442 at December 31, 2006; $6,542,253 at December 31, 2007 and
$13,383,162 at December 31, 2008. For Federal income tax purposes, International Portfolio realized capital gain net income of $42,679,614 for the year ended December 31, 2000, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). For Federal income tax purposes, Limited-Term Bond Portfolio realized capital losses of $15,642 for the year ended December 31, 2000, which included the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers of Limited-Term Bond Portfolio aggregated $16,292 at December 31, 2000 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $649 at December 31, 2007 and $15,643 at December 31, 2008. A portion of capital gain net income of Asset Strategy, Balanced, Core Equity, Growth, International, Science and Technology and Small Cap Portfolios was paid to shareholders during the year ended December 31, 2000. Remaining capital gain net income will be distributed to each Portfolio's shareholders.

     Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through December 31, 2000, Balanced, Growth, High Income and International Portfolios incurred net capital losses of $172,015, $5,585,679, $1,489,067 and $6,647,311, respectively, which have been deferred to the fiscal year ending December 31, 2001. In addition, during the year ended December 31, 2000, Asset Strategy, Bond, High Income, International, Limited-Term Bond and Science and Technology Portfolios recognized post-October losses of $19,493, $137,277, $1,703,678, $196,730, $5,884 and $62,851, respectively, that had been deferred from the year ended December 31, 1999.

NOTE 5 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     For Asset Strategy Portfolio, transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       December 31, 1999             ---     $      ---
     Options written               3,336      1,288,221
     Options terminated
       in closing purchase
       transactions               (2,947)    (1,228,830)
     Options exercised               ---            ---
     Options expired                 ---            ---
                                   -----      ---------
     Outstanding at
       December 31, 2000             389      $  59,391
                                   =====      =========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
W&R Target Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio (formerly Income Portfolio), Growth Portfolio, High Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio, and Small Cap Portfolio, (collectively the "Portfolios") comprising W&R Target Funds, Inc. (formerly Target/United Funds, Inc.), as of December 31, 2000, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Portfolios of W&R Target Funds, Inc. as of December 31, 2000, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
February 2, 2001

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS

Robert L. Hechler, President
Michael L. Avery, Vice President
James C. Cusser, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
William M. Nelson, Vice President
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Philip J. Sanders, Vice President
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Mark G. Seferovich, Vice President
Zachary H. Shafran, Vice President
W. Patrick Sterner, Vice President
Mira Stevovich, Vice President
Daniel J. Vrabac, Vice President
James D. Wineland, Vice President

This report is submitted for the general information of the shareholders of W&R Target Funds, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the W&R Target Funds, Inc. current prospectus and current Fund performance information.

ASSET STRATEGY Portfolio
Goal:    To seek high total return over the long term.

Invested In:  An allocation of its assets among stocks, bonds (of any quality)
           and short-term instruments.

BALANCED Portfolio
Goals:    To seek current income, with a secondary goal of long-term appreciation of capital.

Invested in:  Primarily a mix of stocks, fixed-income securities and cash, depending on market conditions.

BOND Portfolio
Goal:    To seek a reasonable return with emphasis on preservation of capital.

Invested In:  Primarily domestic debt securities, usually of investment grade.

CORE EQUITY Portfolio (formerly Income Portfolio)
Goals:    To seek capital growth and income.

Invested In:  Primarily common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation.

GROWTH Portfolio
Goals:    To seek capital growth, with a secondary goal of current income.

Invested In:  Primarily common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

HIGH INCOME Portfolio
Goals:    To seek a high level of current income, with a secondary goal of capital growth.

Invested In:  Primarily high-yield, high-risk, fixed-income securities of U.S.
           and foreign issuers.

INTERNATIONAL Portfolio
Goals:    To seek long-term appreciation of capital, with a secondary goal of current income.

Invested in:  Primarily common stocks of foreign companies that may have the potential for long-term growth.

LlMITED-TERM BOND Portfolio
Goal:    To seek a high level of current income consistent with preservation of capital.

Invested in:  Primarily investment-grade debt securities of U.S. issuers, including U.S. Government securities. The Portfolio maintains a dollar-weighted average portfolio maturity of 2-5 years.

MONEY MARKET Portfolio
Goal:    To seek maximum current income consistent with stability of principal.

Invested In:  U.S. dollar-denominated, high-quality money market obligations and instruments.

SCIENCE AND TECHNOLOGY Portfolio
Goal:    To seek long-term capital growth.

Invested in:  Primarily in the equity securities of U.S. and foreign science and technology companies whose products, processes or services are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries.

SMALL CAP Portfolio
Goal:    To seek growth of capital.

Invested in:  Primarily common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.






FOR MORE INFORMATION:
Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
  United Investors Life                           Nationwide Financial, Inc.
  Variable Products Division            or        P.O. Box 182449
  P.O. Box 156                               One Nationwide Plaza
  Birmingham, AL  35201-0156                      Columbus, OH  43218-2449
  (205)325-4300                         or call   1-888-waddell


NUR1016A(12-00)

For more complete information regarding the W&R Target Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.